UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4279

Securian Funds Trust
(Exact name of registrant as specified in charter)

400 Robert Street North St. Paul, Minnesota			55101-2098
(Address of principal executive offices)			(Zip code)

Eric J. Bentley, Esq. 400 Robert Street North St. Paul, Minnesota 55101-2098
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(651) 665-3500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

ITEM 1.  REPORT TO STOCKHOLDERS.

Filed herewith.

Securian Funds Trust

Annual Report

December 31, 2013

Offered in Minnesota Life Insurance Company and
Securian Life Insurance Company Variable Products

Advantus Bond Fund

Advantus Index 400 Mid-Cap Fund

Advantus Index 500 Fund

Advantus International Bond Fund

Advantus Managed Volatility Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus Real Estate Securities Fund

Financial security
  for the long run ®

Securian Funds Trust

Supplement dated January 2, 2014 to the Prospectus of Securian Funds Trust dated May 1, 2013

The text on page 37, under the caption "Advantus Real Estate Securities Fund: Management," is replaced by the following:

Advantus Real Estate Securities Fund: Management

The Advantus Real Estate Securities Fund is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individuals serve as the Fund's primary portfolio managers:

Name and Title	Primary Manager Since
Matthew K. Richmond Vice President and Portfolio Manager, Real Estate Securities Advantus Capital	January 2, 2014
Lowell R. Bolken Vice President and Portfolio Manager, Advantus Capital	January 13, 2006

The text relating to Advantus Real Estate Securities Fund on page 71, under the caption "Portfolio Managers," is replaced by the following:

Portfolio Managers

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
Advantus Real Estate Securities	Matthew K. Richmond Vice President and Portfolio Manager, Real Estate Securities Advantus Capital	January 2, 2014	Vice President and Portfolio Manager, Real Estate Securities, Advantus Capital, since December 2013; Portfolio Manager, Principal Real Estate Investors, 2008 to December 2013
	Lowell R. Bolken Vice President and Portfolio Manager, Advantus Capital	January 13, 2006	Associate Portfolio Manager September 2005 to March 2012, Vice President and Portfolio Manager since March 2012, Advantus Capital

Please retain this supplement for future reference.

F80485 1-2014

(This page has been left blank intentionally.)

Letter from the President

Rising expectations of economic growth were the story behind the strong equity market performance and modestly rising rates that marked 2013.

Economic growth remained low, but was better than the two percent level realized in both 2011 and 2012. We believe that growth appears to be inching back towards a more normal range of three percent.

Business sentiment rose throughout the year, bringing increases in durable goods orders, greater optimism about future orders and increased business investment. Housing also emerged as a bright spot. Despite a second-quarter slow down brought on by rising mortgage rates, housing starts continued to rise and were up over 50 percent from the lows of 2009. Employment also picked up, and by year end the unemployment rate fell below seven percent, as the U.S. experienced relatively steady job growth.

Low U.S. inflation continues to be a blessing for consumers, and provides a boost for risky assets such as stocks. While some increase in inflation is to be expected, slow wage growth along with rising domestic energy production is likely to keep a lid on price increases.

The U.S. Federal Reserve (the "Fed") in December ratcheted down its monthly purchases of U.S. Treasuries and mortgage securities by $10 billion. The scale of the move was small, but the shift in outlook it represents could be significant. After launching its most aggressive of four quantitative easing programs last year, the Fed has started scaling back as the U.S. economy picks up.

Stocks turned in a solid fourth quarter to end an exceptionally strong year. The Standard & Poor's 500 Index ended up 32.4 percent for 2013, finishing at a record high. The market's sustained rally began with increases in income-oriented stocks, but finished with growth stocks leading the way, which may be a reflection of an improved mood and brighter outlook.

In the fixed income market, companies took advantage of high investor demand and low rates to issue a record volume of corporate bonds. Due to rising interest rates, many bond sectors now offer real investment value when compared to inflation. The difference between ten-year US Treasury bond yields and inflation is now solidly positive, which was not true a year ago.

Commercial real estate continues to see improvements in occupancy across most property types. Operating income in apartments, self-storage units, multifamily housing and hotels is strong. Other than multifamily housing, there is little new construction in any commercial real estate sector, which should improve prospects for rent growth.

We expect 2014 to show better economic growth, and steady improvement in employment. With the Fed's monetary policy entering a transition phase, we anticipate that interest rates will make a modest upward move. The Fed remains committed to keeping short-term rates low, which makes a significant rate increase less likely. In this modestly rising rate environment, we expect corporate bonds to outperform Treasuries.

The stock market could experience further increases if individual investors decide to return to the equity market. While past performance is not an indicator of future results, the positive flows retail mutual funds experienced in 2013 could increase if retail investors return to the market, as they have in past long-term stock rallies.

Sincerely,

David Kuplic
President, Securian Funds Trust

Performance Update

Christopher Sebald, CFA, David Land, CFA and Thomas Houghton, CFA Portfolio Managers

The Advantus Bond Fund seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Advantus Bond Fund invests in long-term, fixed income, high quality debt instruments. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the Advantus Bond Fund may fluctuate in response to changes in interest rates and is not guaranteed.

Advantus Bond Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of -0.65 percent over the 12 months ending December 31, 2013, outperforming the Barclays U.S. Aggregate Bond Index, which returned -2.02 percent over the same period.

What influenced the Fund's return during the past 12 months?

For the U.S. economy, 2013 was about inching back to normal, and in other Western economies it was about stabilization. The U.S. economy shook off a fairly slow start. It built momentum throughout the year even in the face of lower fiscal stimulus, rising interest rates, a government shutdown and fears of a possible U.S. default.

The Fed caught the market by surprise in May when it signaled the possibility of tapering its current quantitative easing program. Interest rates rose dramatically, from an early May low of 1.6 percent to as high as 2.6 percent, settling at 2.5 percent by quarter end. This set the tone for the remainder of the year as the debate raged over when the Fed would taper. The market was somewhat surprised again in September when the Fed dampened expectations for an early tapering decision by expressing concerns about the economy's ability to withstand higher interest rates. The10-year Treasury fell from a near-term high of 3 percent and finished the third quarter at 2.6 percent. In December, when the Fed finally announced it would taper its purchases of Treasuries and mortgage-backed securities, the market reaction was mild, as continued economic momentum made the decision fairly inevitable.

The rise in Treasury yields resulted in negative 2013 total returns for many bond market participants, especially those invested in government or government-related bonds. Excess returns for corporate bonds and other non-government sectors were strong, offsetting some of the negative impact of rising rates. Stock returns were very strong as risk assets responded positively to economic momentum.

What other market conditions or events influenced the Fund's return during the past 12 months?

The year began with the Fed essentially "all in" on easy monetary policy. The Fed was in the middle of its latest quantitative easing program, buying $85 billion per month of Treasuries and residential mortgage-backed securities (RMBS). It also had pledged to keep the Fed funds rate low until the unemployment rate fell to 6.5 percent. Despite a fairly muted economic picture, risk assets performed strongly to start the year in a "don't-fight-the-Fed" environment. Once the Fed openly questioned its commitment to unending asset purchases, markets tanked. Treasury rates shot up, stocks dropped over 5 percent, and spread sectors underperformed. As mortgage rates shot up, and housing indicators fell over the summer, the Fed had to put off a reduction in its bond-buying program.

Economic momentum began to show signs of sustained strength late in the third quarter and throughout the fourth quarter. The U.S. government and investment markets successfully navigated a government shutdown and threat of a debt default. As business sentiment indicators and the employment picture improved late in the year, the Fed needed to announce a slowing in its bond buying program. Simultaneously, the Fed strengthened its commitment to keep the funds rate low until "well after" the unemployment rate fell through 6.5 percent. This gave the market what it needed. Stocks and other risk assets finished the year with very strong momentum.

What strategies and techniques did you employ that specifically affected Fund performance?

Based on our expectation for continued strong support from monetary authorities, continued low interest rates and economic growth that was "inching back to normal," we increased exposure to non-government bonds early in the year, particularly in corporate bonds and commercial mortgage-backed securities (CMBS). We also reduced exposure to mortgage-backed securities (MBS), due to tight valuations. We reduced our exposure to corporates slightly during the third quarter on concerns over the impact of higher interest rates and another possible looming U.S. government budgetary showdown. Throughout the year, we kept the interest rate position roughly neutral-to-short relative to the index.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

Much like in 2012, we emphasized corporate bonds and CMBS. In the corporate sector, we placed even more emphasis on sectors that worked for us in 2012 such as financials and transportation bonds. In financials, we increased exposure to banks, as the sector continues to benefit from lower balance sheet leverage and lower business risk. In utilities, we maintained our overweight in pipelines, which we believe should continue to benefit over the next several years from U.S. shale-driven infrastructure demand.

In the industrial sector, we took profits in consumer cyclicals and non-cyclicals. We rotated into the communications sector and increased transportation bonds, particularly those issued by airlines. We continue to see value in airline debt secured by airplane collateral. This industry appears to finally be benefiting from years of cost rationalization and capacity management. In the structured finance sector, we slightly reduced exposure to CMBS and started adding Agency MBS towards the end of the year.

We expect growth to strengthen in 2014 thanks to improvements in housing, business, employment and the waning of fiscal restraint that weighed heavily on the economy in 2013.

While we anticipate interest rates will rise slightly in 2014, we do not expect the yield on the 10-year Treasury to increase significantly over the GDP growth rate.

We believe the Fed will continue to pull back from quantitative easing as the economy improves. The Fed, however, will strengthen its commitment to providing forward guidance on short-term rates. During a recent press conference, Bernanke stated that the unemployment rate must drop significantly below 6.5 percent before the Fed will consider an increase in short-term rates. We think that this forward guidance significantly influences long-term interest rates and will prevent rates from rising significantly.

Interest rates are now higher than inflation, creating some value in fixed-income securities. Among nongovernment bonds, however, nothing is cheap. Corporate spreads have narrowed so much that further improvement could only occur if spreads tighten materially below long-term averages.

While all nongovernment sectors performed well, interest-sensitive sectors of the fixed income market varied the widest in performance. CMBS was a relative underperformer, as the rising cost of funds will likely begin to hurt commercial real estate economics. On the other hand, financials, including banks, did particularly well. The rise in housing values improves their balance sheets, and rising interest rates have the prospect of improving their net interest margins.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
U.S. Treasury Note 1.250%, 11/30/18	$19,743,134	5.6%
U.S. Treasury Note 0.625%, 09/30/17	8,768,906	2.5%
U.S. Treasury Note 2.750%, 11/15/23	7,097,429	2.0%
U.S. Treasury Bond 5.375%, 02/15/31	6,268,274	1.8%
U.S. Treasury Bond 3.625%, 08/15/43	5,996,781	1.7%
U.S. Treasury Note 0.875%, 09/15/16	5,029,690	1.4%
Federal National Mortgage Association 3.500%, 01/01/44	4,768,125	1.3%
Federal National Mortgage Association 3.000%, 01/01/29	4,260,620	1.2%
BNSF Funding Trust I 6.613%, 12/15/55	4,149,306	1.2%
Federal National Mortgage Association 3.500%, 11/01/41	4,041,245	1.1%
	$70,123,510	19.8%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of net assets)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Advantus Bond Fund,
Barclay's U.S. Aggregate Bond Index**, and Consumer Price Index

On the chart above you can see how the Advantus Bond Fund's Class 2 shares total return compared to the Barclays U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2003 through December 31, 2013, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Barclays U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Performance Update

James Seifert Portfolio Manager

The Advantus Index 400 Mid-Cap Fund seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's MidCap 400 Index (S&P 400)+. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy. The risks incurred by investing in the Advantus Index 400 Mid-Cap Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 400, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

Advantus Index 400 Mid-Cap Fund

How did the Fund perform during the period?

For the twelve month period ending December 31, 2013, the Fund's Class 2 shares returned 32.78 percent on a net basis. For the same period, the Standard & Poor's MidCap 400 Index was up 33.50 percent.

What influenced the Fund's return during the past 12 months?

The Fund is passively managed and is fully invested and holds all 400 names at published free-float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index.

All sectors posted positive annual returns. Consumer names, durable and non-durables led all sectors with 12-month returns of 50.9 and 48.3 percent. The largest sector, materials and services, representing 26.6 percent of the index, ended the period up 29.5 percent. In terms of size, all of the decile segments (decile—40 names per segment) ended the period with returns above 25 percent. Decile one, the largest cap names within the S&P MidCap 400 Index, representing a 21.5 percent weight, ended the period with a return of 31.9 percent.

What other market conditions or events influenced the Fund's performance during the period?

The S&P MidCap 400 Index ended the year at a record high of 1,342.53. Optimism was the primary driver of the market's surge, as corporate earnings growth grew only modestly. The market's sustained rally began with increases in income-oriented stocks, but finished with growth stocks leading the way, a reflection of an improved mood and brighter outlook.

The market also benefited from the evaporation of uncertainty. The European sovereign debt crisis, Hurricane Sandy, political gridlock and other events that sapped confidence in 2012 were toned down or muted in 2013.

What will affect the Fund going forward?

We will likely see modest economic growth in 2014, and continuing improvement in jobs. The Fed's monetary policy has entered a transition phase, which will lead to a modest upward move in interest rates. The Fed remains committed to keeping short-term rates low, making a steep rate increase unlikely.

The S&P MidCap 400 Index could experience further positive returns if individual investors decide to return to the equity market. Individual investors historically have chased performance. With an annual return of 33.50 percent, 2013 was a year that can spur that type of behavior.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Affiliated Managers Group, Inc.	7,647	$1,658,481	0.7%
Tractor Supply Co.	20,171	1,564,866	0.7%
Green Mountain Coffee Roasters, Inc.	18,951	1,432,317	0.6%
LKQ Corp.	43,441	1,429,209	0.6%
HollyFrontier Corp.	28,715	1,426,848	0.6%
Henry Schein, Inc.	12,407	1,417,624	0.6%
Polaris Industries, Inc.	9,286	1,352,413	0.6%
Church & Dwight Co., Inc.	20,064	1,329,842	0.6%
Cimarex Energy Co.	12,550	1,316,620	0.6%
Trimble Navigation, Ltd.	37,259	1,292,887	0.6%
		$14,221,107	6.2%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Advantus Index 400 Mid-Cap Fund,
S&P MidCap 400® Index** and Consumer Price Index

On the chart above you can see how the Advantus Index 400 Mid-Cap Fund's Class 2 shares total return compared to the S&P MidCap 400 Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2003 through December 31, 2013, assuming reinvestment of distributions, if any.

+ "Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Securian Funds Trust—Advantus Index 400 Mid-Cap Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $3.7 billion), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

Performance Update

James Seifert Portfolio Manager

The Advantus Index 500 Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500)+. It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the Advantus Index 500 Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 500, and the risk of declines in the equity markets generally.

Advantus Index 500 Fund

How did the Fund perform during the period?

For the twelve month period ending December 31, 2013, the Fund's Class 2 shares returned 31.71 percent on a net basis. For the same period, the Standard & Poor's 500 Index was up 32.39 percent.

What influenced the Fund's return during the past 12 months?

The Fund is passively managed and is fully invested and holds all 500 names at published float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index.

All sectors posted positive annual returns. The transportation sector ended the year with the strongest return, 43.7 percent. Capital goods names followed with a 42.9 percent return. In terms of size, decile one (decile segments consist of 50 names) consists of the mega-cap names and represents a 47 percent weight in the index. It ended the year with a return of 28.5 percent. Decile ten, representing the 50 smallest market cap names in the index with a 1.4 percent weight, ended the year with the top annual return of 43.1 percent gain.

What other market conditions or events influenced the Fund's performance during the period?

The S&P 500 Index ended the year at a record high of 1,837.36. Optimism was the primary driver of the market's surge, as corporate earnings growth grew only modestly. The market's sustained rally began with increases in income-oriented stocks, but finished with growth stocks leading the way, a reflection of an improved mood and brighter outlook.

The market also benefited from the evaporation of uncertainty. The European sovereign debt crisis, Hurricane Sandy, political gridlock and other events that sapped confidence in 2012 were toned down or muted in 2013.

What will affect the Fund going forward?

We will likely see modest economic growth in 2014, and continuing improvement in jobs. The Fed's monetary policy has entered a transition phase, which will lead to a modest upward move in interest rates. The Fed remains committed to keeping short-term rates low, making a steep rate increase unlikely.

The S&P 500 Index could experience further positive returns if individual investors decide to return to the equity market. Individual investors historically have chased performance. With an annual return of 32.39 percent, 2013 was a year that can spur that type of behavior.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Apple, Inc.	30,681	$17,215,416	3.1%
Exxon Mobil Corp.	148,965	15,075,258	2.7%
Google, Inc.	9,596	10,754,333	1.9%
Microsoft Corp.	259,042	9,695,942	1.7%
General Electric Co.	344,998	9,670,294	1.7%
Johnson & Johnson	96,210	8,811,874	1.6%
Chevron Corp.	65,580	8,191,598	1.5%
The Procter & Gamble Co.	92,690	7,545,893	1.3%
JPMorgan Chase & Co.	128,186	7,496,320	1.3%
Wells Fargo & Co.	163,456	7,420,903	1.3%
		$101,877,831	18.1%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Advantus Index 500 Fund,
S&P 500® Index**, and Consumer Price Index

On the chart above you can see how the Advantus Index 500 Fund's Class 2 shares total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2003 through December 31, 2013, assuming reinvestment of distributions, if any.

+ "Standard & Poor's®", "S&P®", "Standard & Poor's 500" and "S&P 500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Securian Funds Trust—Advantus Index 500 Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Performance Update

Michael Hastenstab, Ph.D. and Canyon Chan Portfolio Managers Franklin Advisers, Inc.

The Advantus International Bond Fund seeks to maximize current income consistent with protection of principal. The Fund pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Franklin Advisers, Inc. provided investment advice to the Advantus International Bond Fund under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

Advantus International Bond Fund

How did the Fund perform during the last 12 months?

The Fund's Class 2 shares generated a net return of -0.08 percent for the year ended December 31, 2013, outperforming the Citigroup World Government Bond Index, which returned -4.00 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Fund outperformed its benchmark in 2013 primarily due to currency positions, followed by interest-rate strategies and sovereign credit exposures. The Fund's large underweighted exposure to the Japanese yen contributed significantly to relative results. The Fund's overweighted currency exposures in Asia ex-Japan and Latin America detracted from results. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Europe also contributed to relative performance.

What other market conditions or events influenced the Fund's return during the last 12 months?

Global financial market volatility increased toward the beginning of the fourth quarter as the U.S. federal government partially shut down and the U.S. Treasury approached its debt ceiling. As the government shutdown ended, and the debt ceiling was raised, market volatility quickly subsided.

The Fed announced toward the end of December that it would reduce the size of its monthly bond-buying program from $85 billion to $75 billion. Fears that Fed tapering of its bond purchases could create a shortage of global liquidity continued to affect some emerging-market countries. Broad-based fears appeared overstated to us. Many of these countries have accumulated enormous liquidity cushions in the form of international reserves, and most have avoided significant borrowing of short-term or foreign currency-denominated debt. We believe that individual country fundamentals will increasingly become a key determinant of market performance as policymakers in a handful of emerging-market countries have been less responsive and allowed vulnerabilities to build up.

Global liquidity conditions remained very loose, in our view, as there were no signs pointing to tighter monetary policy from the Bank of Japan or the European Central Bank (ECB). During the fourth quarter, the ECB cut rates an additional 25 basis points (bps) to 0.25 percent. While the Fed did announce that it would reduce the size of its quantitative easing program, we would continue to characterize U.S. monetary policy as very loose. Traditional fixed income investors continued to be challenged by a rising interest-rate environment as 10-year U.S. Treasury yields increased 47 bps during the quarter.

What strategies and techniques did you employ that affected the Fund's performance?

Our overall duration positioning remained quite defensive, but we maintained exposures to a select number of countries where we believe declining risk premiums may push yields lower.

We have continued to find what we view as value in many developed- and emerging-market currencies based on strong growth and interest-rate differentials.

We continued to favor select opportunities in emerging markets, with a focus on economies that appear to us to have strong growth prospects.

What sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

We continue to emphasize investments in select developed and emerging countries with relatively strong underlying fundamentals and low levels of indebtedness. Policymakers and central bank actions have continued to be the main drivers of market volatility in recent months. This trend has been persistent over the last few years, and we continue to reiterate that it is essential for investors to understand and differentiate between declines related to market noise and those caused by fundamental developments.

In our view, the recent rise in interest rates is likely to be more long term in nature, and we believe that as the global economic recovery continues in tandem with the announced tapering of the quantitative easing program in the U.S., the macroeconomic environment will remain supportive of higher interest rates. Conversely, we feel that the recent weakness in some emerging-market currencies has been triggered by short-term panic selling regardless of underlying fundamentals. In recent years, emerging markets have experienced relatively broad-based bullish and bearish trends, tending to move in unity. However, we feel that emerging markets are likely to be more bifurcated moving forward, thus requiring the evaluation of opportunities on a country-by-country basis.

We have continued to seek to position ourselves to manage the interest-rate risks that we expect from the combination of historically low interest rates and easy monetary policy among the largest developed economies, rising price pressures emanating from China, and global demand that we believe is far from collapsing. Thus, as of year-end, we have generally maintained an extremely short duration, while seeking to take advantage of what we deem as the relative attractiveness of currencies and sovereign credit exposures of countries with fundamentals likely to support medium-term growth.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
Korea Monetary Stabilization Bond (KRW)—2.900%, 12/02/15	$6,349,100	6.4%
Ireland Government Bond (EUR)—5.400%, 03/13/25	4,214,157	4.3%
Ireland Government Bond (EUR)—5.000%, 10/18/20	4,206,657	4.2%
Korea Treasury Bond (KRW)—3.500%, 06/10/14	3,890,752	3.9%
Poland Government Bond (PLN)—5.750%, 04/25/14	3,281,546	3.3%
Mexican Bonos (MXN)—8.000%, 12/17/15	3,131,294	3.2%
Russian Foreign Bond (USD)—7.500%, 03/31/30	2,965,900	3.0%
Sweden Government Bond (SEK)—6.750%, 05/05/14	2,476,384	2.5%
Ukraine Government International Bond (USD)—7.500%, 04/17/23	2,328,300	2.4%
Brazil Notas do Tesouro Nacional Serie B (BRL)—6.000%, 05/15/15	2,169,179	2.2%
	$35,013,269	35.4%

^Excludes short-term investments.

Country Diversification (shown as a percentage of net assets)

Currency Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Advantus International Bond Fund,
Citigroup World Government Bond Index**, and Consumer Price Index

On the chart above you can see how the Advantus International Bond Fund's Class 2 shares total return compared to the Citigroup World Government Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2003 through December 31, 2013, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets from twenty-three countries. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. Each bond must have a minimum rating of BBB-/Baa3 by S&P or Moody's.

Performance Update

David M. Kuplic, CFA and Craig M. Stapleton, CFA, FRM Portfolio Managers

The Advantus Managed Volatility Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60% S&P 500 Index and 40% Barclays U.S. Corporate Index (collectively, the Benchmark Index).

The Advantus Managed Volatility Fund invests primarily in Class 1 shares of Advantus Index 500 Fund for equity exposure, in a basket of fixed income securities for fixed income exposure and certain derivative instruments. The Fund is subject to risks associated with such investments as described in detail in the prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

Advantus Managed Volatility Fund

How did the Fund perform since inception?

The Fund's shares generated a total net return of 7.31 percent over the eight months ending December 31, 2013. Its blended benchmark index, comprised of 60 percent of the S&P 500 Index and 40 percent of the Barclays U.S. Corporate Index, returned 8.80 percent over the same period. The S&P 500 Index and the Barclays U.S. Corporate Index returned 17.43 percent and 3.20 percent, respectively, for the same period.

What influenced the Fund's return since inception?

The 10-year U.S. Treasury yield rose from 1.67 percent on April 30 to 3.03 percent at the close of 2013. The strong movement upward in interest rates was precipitated by the Fed's indication that it would consider "tapering" its bond-buying quantitative easing program. The reduction in quantitative easing reduces support for the fixed income market. The market's reaction proved to be a strong headwind for fixed income returns, and caused the Barclays U.S. Corporate Index to decline by 3.20 percent over the same period. Weak returns on the fixed income portfolio were counteracted by a strong upward movement in the U.S. equity markets, with the S&P 500 Index rising 17.43 percent.

What other market conditions or events influenced the Fund's return since inception?

The volatility of the equity market remained low over the time period, with the S&P 500's volatility at 10.9 percent. The Fund's primary strategy is to capture strong equity returns that usually accompany periods of low market volatility, while avoiding the negative equity returns that usually accompany periods of high market volatility. Since the equity market remained docile, the Fund's equity weighting averaged 71.8 percent, allowing the Fund to capture much of the S&P 500's strong return.

What strategies and techniques did you employ that specifically affected Fund performance?

Based on our view that interest rates would modestly rise over the period, the Fund maintained a defensive position regarding interest rates. The Fund held a modest underweight in corporate bonds relative to the Barclays U.S. Corporate Index, with a 37 percent average weighting over the period. In addition, the Fund maintained a slightly shorter duration than the Barclays U.S. Corporate Index. These two factors allowed the Fund to avoid some of the negative fixed income returns experienced over the period.

What industries or sectors did you emphasize during the period and what is your outlook going forward?

In the fixed income portfolio, we held a slightly higher weight in the utility sector than the Barclays U.S. Corporate Index, while having a slightly lower weight in financial institutions. In the utility sector, we increased our exposure to pipelines, which we believe will benefit from the infrastructure demands resulting from recent tapping of large energy reserves.

The S&P 500 Index options market indicates that equity volatility is expected to remain below historical averages through 2014. If volatility remains low, the Fund will continue to hold an overweight to equities through its investment in the S&P 500 Index. Additionally, we believe that economic growth will strengthen through next year and provide stability for positive equity market performance.

We believe the Fed will continue to reduce its quantitative easing program through next year. We expect that this action will continue to put upward pressure on interest rates until they achieve a more "normal" level. A Fed move to quickly reduce the program could cause instability in the markets that would increase volatility, leading the Fund to reduce its equity allocation. We believe that this outcome has a low probability, and think the Fed will error on the side of caution in order to keep the economic recovery on track.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
U.S. Treasury Note 0.125%, 04/30/15	$998,828	5.4%
U.S. Treasury Note 0.625%, 04/30/18	964,375	5.2%
Caterpillar Financial Services Corp. 3.750%, 11/24/23	740,470	4.0%
The Western Union Co. 3.350%, 05/22/19	499,105	2.7%
Rockwell Collins, Inc. 3.700%, 12/15/23	493,607	2.7%
Mylan, Inc. 4.200%, 11/29/23	491,796	2.6%
Norfolk Southern Corp. 3.850%, 01/15/24	491,129	2.6%
CubeSmart L.P. 4.375%, 12/15/23	488,524	2.6%
Tanger Properties L.P. 3.875%, 12/01/23	481,968	2.6%
The Coca-Cola Co. 3.200%, 11/01/23	480,911	2.6%
	$6,130,713	33.0%

^Does not include short-term investments or investments in affiliates.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of net assets)
(Unaudited)

†"Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Securian Funds Trust-Advantus Index 500 Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. The Advantus Managed Volatility Fund commenced operations on May 1, 2013.

**Advantus Capital and the Trust, on behalf of the Advantus Managed Volatility Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2015. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of a contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. As of December 31, 2013 Advantus Capital has waived $130,867 pursuant to the agreement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

+The Blended Benchmark Index is comprised of 60 percent of the S&P 500 Index and 40 percent of the Barclays U.S. Corporate Index.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Barclays U.S. Corporate Index is an unmanaged benchmark composite representing the average market-weighted performance of fixed rate, investment grade corporate bonds issued by both U.S. and non-U.S. corporations in U.S. dollars with maturities greater than one year.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Advantus Managed Volatility Fund,
the Blended+, S&P 500 Index and Barclays U.S. Corporate Index Benchmarks,
and Consumer Price Index

On the chart above you can see how the Advantus Managed Volatility Fund's shares total return compared to its Blended Benchmark, comprised of 60 percent of the S&P 500 Index and 40 percent of the Barclays U.S. Corporate Index, and the Consumer Price Index. The five lines represent the total return of a hypothetical $10,000 investment made on May 1, 2013 through December 31, 2013, assuming reinvestment of distributions, if any.

Performance Update

Thomas Houghton, CFA Portfolio Manager

The Advantus Money Market Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

Investment in the Advantus Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

Advantus Money Market Fund

How did the Fund perform during the period?

The Fund returned 0.00 percent* on a net basis during 2013, while the three-month U.S. Treasury bill returned 0.08 percent over the same period.

What influenced the Fund's return during the past 12 months?

The return on the Fund for the year was 0.13 percent before expenses, higher than the return of the three-month U.S. Treasury bill, but not enough to compensate for the Fund management expenses.

What other market conditions or events influenced the Fund's performance during the period?

The Fed continued to hold its federal funds rate in a target range of 0.00 to 0.25 percent, the same range as in the past five years. This anchored all other money market rates throughout the year. Yields on 90-day U.S. Treasury bills remained under 0.10 percent, sometimes yielding just above 0.00 percent. Yields on 90-day commercial paper remained near zero, generally ranging from 0.05 percent to 0.15 percent. Agency discount notes generally yielded less than 0.05 percent. Yields on most short-dated floating rate corporate securities and short asset-backed securities continued to fall. Yields on short-dated asset-backed securities dropped from about 0.30 percent to less than 0.25 percent at the end of the year.

What strategies and techniques did you employ that specifically affected Fund performance?

The Fund's performance continues to be driven by its strategy of investing in high-quality U.S. corporate commercial paper (rated at least A-1 by Standard & Poor's and at least P-1 by Moody's). This remains a sound alternative for investors seeking a high degree of safety and liquidity. Commercial paper, however, currently offers little yield above government agency discount notes and U.S. Treasury bills of similar maturities. We continue to obtain additional yield by increasing investments in short-dated asset-backed securities (ABS). However, those yields have dropped as well and generally offer only about 0.10 to 0.15 percent over high-quality commercial paper.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

We invested primarily in high quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's) and high quality, short-dated ABS. We also invested in short-term discount notes issued primarily by government sponsored agencies Fannie Mae and Freddie Mac. Also, the portfolio benefited from its holdings in longer-dated fixed and floating-rate securities issued by high-quality firms.

In December, the Fed stated that it would keep its target for the federal funds rate near zero until the employment rate declines well below 6.5 percent, especially if projected inflation remains below the Fed's 2 percent goal. This approach will likely keep money-market rates near zero well into 2015. Given this outlook, it is likely that rates earned on securities held in the Fund will continue to remain near zero as well.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the Advantus Money Market Fund is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Fund will be able to maintain a stable net asset value of

$1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of Advantus Money Market Fund), Advantus Capital Management, Inc. (Advantus Capital) and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust's predecessor, effective October 29, 2009. Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. As of December 31, 2013, Advantus Capital and Securian Financial have collectively waived $2,815,279 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following May 1, 2015, provided such continuance is specifically approved by Advantus Capital, Securian Financial, and a majority of the Trust's independent Trustees.

Performance Update

Christopher Sebald, CFA and David Land, CFA Portfolio Managers

The Advantus Mortgage Securities Fund seeks a high level of current income consistent with prudent investment risk. The Advantus Mortgage Securities Fund will invest primarily in mortgage-related securities. The risks incurred by investing in mortgage-related securities include, but are not limited to, reinvestment of prepaid loans at low rates of return, and the inability to reinvest at higher interest rates when mortgages are prepaid more slowly than expected. In addition, the net asset value of the Advantus Mortgage Securities Fund may fluctuate in response to changes in interest rates and is not guaranteed.

Advantus Mortgage Securities Fund

How did the Fund perform during the past 12 months?

The Fund's Class 2 shares generated a net return of -1.98 percent over the 12 months ended December 31, 2013, underperforming the Barclays U.S. Mortgage-Backed Securities Index which returned -1.41 percent over the same period.

What influenced the Fund's return during the past 12 months?

The economy was front and center in 2013. The year began with uncertainty over whether it would break-out of a subpar recovery and ended with greater optimism about economic growth. The Fed's bond buying program, known as quantitative easing, received some credit for the economic rebound. With interest rates already very low, the Fed, in an effort to stimulate the economy, decided to buy U.S. Treasuries and agency mortgages. The year ended with better than anticipated growth and the Fed began to exit its quantitative easing program.

The focus at the beginning of year was on "fiscal drag" arising from tax increases, sequester spending cuts and contentious budget battles. However, rising home prices, a strong equity market and an improving job market buoyed consumers. The U.S. bond market began to key on improving economic data, particularly on better employment numbers.

The Fed is focusing on the labor market and on inflation, hoping unemployment reaches 6.5 percent and inflation stays at 2 percent. Until then, the Fed will keep short-term rates low. The employment outlook improved throughout the year with unemployment falling to 7.0 percent in November. The economy also generated nearly 200,000 new jobs per month. The improving labor market allowed the Fed to announce a reduction in its asset purchase program. Instead of removing the punch bowl, they replaced it with a smaller one by reducing the bond-buying program from $85 billion per month to $75 billion.

The improved economy, and a less accommodative Fed, pushed interest rates up. The rise in interest rates drove down bond prices and adversely impacted our performance. The Fed's bond buying program did, however, drive agency mortgage spreads tighter, which was a positive for the Fund. Our CMBS positions were aided by higher commercial real estate prices. Spreads, however, were sluggish, and lower quality bonds performed the best.

What other market conditions or events influenced the Fund's return during the past 12 months?

Higher interest rates affected homeowners looking to refinance their mortgages, lowering their economic incentive. Slower prepayments had several consequences. First, the duration of the Fund's benchmark nearly doubled over the year, moving from around three years to more than five years. The duration of the Fund closely followed the benchmark and was extended throughout the year. A decline in mortgage prepayments in our portfolio was the second consequence. We try to select agency mortgage pools that have better prepayment characteristics than generic pools. We paid a premium price for these pools, and they performed in line with our expectations. Higher mortgage rates, however, lead to a slowdown in prepayment for almost all agency mortgage bonds. Some of our mortgages pools lost some of their relative allure, and the price premium for those mortgage pools fell.

What strategies and technique did you employ that specifically affected Fund performance?

The Fund's core strategy remains consistent. We invest the majority of the portfolio in agency MBS, and then diversify into ABS, CMBS, and to a lesser extent, agency and non-agency CMOs. CMBS and ABS provide the portfolio with more stable cash flows than agency mortgages, which are subject to homeowner prepayments.

Tactically, we traded between and within the sectors (MBS, ABS, and CMBS). For example, in ABS we sold shorter duration bonds and bought longer duration bonds to maximize any spread tightening. We tactically traded CMBS. Spreads in the CMBS market ebbed and flowed with the new issue calendar, and we tried to take advantage of this. A wave of new deals tended to push spreads wider, only to have those spreads retrace their journey several weeks later.

The duration of the portfolio, a measure of interest sensitivity, closely mirrored the benchmark throughout the year. The yield curve is steep and bonds will benefit as they move down the yield curve. We anticipate the yield curve will stay steep for some time; consequently, we favored bonds with intermediate maturities.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

The Fed's bond buying program provided support to the U.S. mortgage market. Because we wanted to invest alongside the Fed, we invested the largest part of the Fund in agency MBS. We also found value in other sectors. Longer dated ABS looked cheap. While ABS have long been a staple of the Fund, we've typically preferred shorter maturities. This year we found attractive opportunities in longer dated ABS, notably in longer dated utility bonds and credit cards.

We found value in some new sectors. These included Real Estate Investment Trust (REIT) bonds, callable agency debentures, and a new type of Fannie Mae bond. REIT debt provided a way to enhance our exposure to commercial real estate by investing in well run companies with promising prospects. Callable agency debentures were a cheap proxy for the mortgage market. We purchased these bonds at a steep discount, and they looked attractive versus lower coupon mortgages. Finally and notably, we participated in Fannie Mae's risk transfer transaction, where investors assumed a portion of the default risk on a very large pool of mortgages. We felt the default risk on the pool of mortgages was low, based on strict underwriting standards, and the credit enhancement was more than adequate. The underlying borrowers had high credit scores and low loan-to-value ratios.

Next year will be a year of transition. At the Fed, Janet Yellen will replace Ben Bernake. Yellen is unlikely to dramatically alter Fed policy. However, 2014 will see a reduction in, and likely an end to, quantitative easing. This is likely to create some volatility in interest rates and mortgage spreads, which the Fund will endeavor to navigate through. Our allocation to agency mortgage pools may move around more than typically throughout the year in an effort to capitalize on the volatility.

A new director, Mel Watt, will head the Federal Housing Finance Agency (FHFA), the Fannie Mae and Freddie Mac regulator. He may make mortgage credit easier to obtain, and homeowners are likely to face lower administrative hurdles to refinancing their mortgages. Consequently, absent a significant rise in mortgage rates, the portfolio may see increased prepayments.

The housing market is facing a transitional period. Home price appreciation is unlikely to match last year's double digit increase. We believe that in 2014 home price appreciation will vary by region. While home price growth may slow, we expect national housing activity to remain strong. During the recession, family formation fell below historical averages. An improved labor market will help family formation return to its historical average. This means increased housing starts and a more vibrant housing market.

Consumers should continue to do well in 2014 and we anticipate no issues in consumer ABS. Commercial real estate prices should be stable or rising next year, but the market isn't monolithic. There will be differences based on property type and region. Both CMBS and ABS should be stout performers next year.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of net assets)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Advantus Mortgage Securities Fund,
Barclay's U.S. Mortgage-Backed Securities Index**, and Consumer Price Index

On the chart above you can see how the Advantus Mortgage Securities Fund's Class 2 shares total return compared to the Barclays U.S. Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2003 through December 31, 2013, assuming reinvestment of distributions, if any.

Performance Update

Joseph Betlej, CFA and Lowell Bolken, CFA Portfolio Managers

The Advantus Real Estate Securities Fund seeks above-average income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Advantus Real Estate Securities Fund, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

Advantus Real Estate Securities Fund

How did the Fund perform during the past 12 months?

The Fund's Class 2 shares had a return of 1.15% for 2013, lagging the Wilshire US Real Estate Securities Index return of 2.15% and the peer average for the same period.

What influenced the Fund's return during the past 12 months?

The domestic economy continued its slow but steady growth. Although it was buffeted by concerns over the fiscal cliff, sequestration, a government shutdown, the tapering of quantitative easing, and budget discussions, the economy showed strength and by the end of the year had powered through all these issues.

Commercial real estate occupancy and rental rate growth continued to improve during the year. Apartments, hotels and self-storage companies showed the most growth. By year end, more property types had shared in some of the sector's strength, with better results coming from warehouse and central business district office companies.

What other market conditions or events influenced the Fund's performance in the last 12 months?

The real estate securities markets began the year with strong performance, led by more defensive, high-yielding stocks, and in some lesser quality stocks. When discussions of tapering of quantitative easing began in May, however, REITs and other high-yielding stocks corrected substantially. Companies with better growth prospects led performance later in the year.

We continued to stress quality and sustainable growth in the portfolio. While this approach negatively affected relative performance early in the year, the strategy paid off by year end.

What strategies did you employ that specifically affected Fund performance?

Strength in the economy and in real estate fundamentals led us to position the portfolio for more sustainable growth opportunities. Companies with quality balance sheets were favored. When acquiring properties, they continued to have a strong cost-of-capital advantage over many of their peers.

Non-benchmark holdings in hotel managers and franchisers, homebuilders and cell tower companies delivered the strongest performance. All three sectors reflected the improving economy, and showed significant strength in earnings growth. Performance was negatively affected by an overweight and by stock picking in the apartment sector, and an underweight to hotel REITS and stock picks in that sector. Apartments showed weakness, as earnings growth slowed.

Portfolio holdings in more interest-rate-sensitive sectors were reduced after interest rates began to increase. For instance, anticipating a continued rise in interest rates, we sold healthcare facility, net-lease and commercial mortgage REITs.

In general, we favor companies that have made creative acquisitions or that have development pipelines able to capture economic growth.

What industries or sectors did you emphasize during the last 12 months, and what is your outlook going forward?

In addition to the non-benchmark holdings mentioned previously, the Fund had overweight positions in apartments and regional malls, anticipating their outsized growth opportunities and exposure to improved consumer spending.

Continuing the trend from 2013, 2014 sets up to be a battle between improving underlying fundamentals and rising interest rates.

We anticipate that economic and employment growth will improve from sluggish levels in 2013. Job growth is the biggest driver of demand for commercial real estate and we expect it to support improvement in the sector's fundamentals.

Interest rates are expected to rise, but not nearly as aggressively as in 2013. We are limiting the portfolio's exposure to interest rates while positioning it for better growth opportunities.

Rising interest rates will likely lead to an increase in capitalization rates for commercial real estate, suppressing valuations. However, improved economic conditions and rental revenue increases should offset some of the contraction in REIT earnings multiples.

The high quality of REIT balance sheets helps lower their cost of capital, an advantage they can leverage when acquiring properties. Lenders generally see REITs as lower risk borrowers, a key reason why increased interest rates will affect REITs less than private real estate competitors.

While property sectors such as apartments and assisted living facilities are experiencing an increase in new construction, rent growth in most other commercial real estate sectors has not improved enough to spur new construction. We expect the trend of limited new construction to continue in 2014.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Simon Property Group, Inc.	78,079	$11,880,501	10.5%
ProLogis, Inc.	147,681	5,456,813	4.8%
Boston Properties, Inc.	48,383	4,856,202	4.3%
Public Storage	32,200	4,846,744	4.3%
Host Hotels & Resorts, Inc.	216,346	4,205,766	3.7%
Ventas, Inc.	68,396	3,917,723	3.5%
Equity Residential	73,900	3,833,193	3.4%
AvalonBay Communities, Inc.	31,126	3,680,027	3.3%
HCP, Inc.	95,300	3,461,296	3.1%
General Growth Properties, Inc.	141,300	2,835,891	2.5%
		$48,974,156	43.4%

^Does not include short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Advantus Real Estate Securities Fund,
Wilshire US Real Estate Securities Index**, and Consumer Price Index

On the chart above you can see how the Advantus Real Estate Securities Fund's Class 2 shares total return compared to the Wilshire US Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2003 through December 31, 2013, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Wilshire US Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITs).

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Securian Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments in securities, of Advantus Bond Fund, Advantus Index 400 Mid-Cap Fund, Advantus Index 500 Fund, Advantus International Bond Fund, Advantus Managed Volatility Fund, Advantus Money Market Fund, Advantus Mortgage Securities Fund, and Advantus Real Estate Securities Fund (collectively, the "Funds"), each a series of the Securian Funds Trust, as of December 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advantus Bond Fund, Advantus Index 400 Mid-Cap Fund, Advantus Index 500 Fund, Advantus International Bond Fund, Advantus Managed Volatility Fund, Advantus Money Market Fund, Advantus Mortgage Securities Fund, and Advantus Real Estate Securities Fund as of December 31, 2013, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

  /s/ KPMG LLP

Minneapolis, Minnesota
February 26, 2014

Advantus Bond Fund
Investments in Securities

December 31, 2013

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (98.7%)
Government Obligations (48.6%)
Other Government Obligations (1.9%)
Provincial or Local Government Obligations (1.9%)
County of Sarasota FL, 7.016%, 10/01/40	$515,000	$576,378
Douglas County Public Utility District No. 1, 5.450%, 09/01/40	1,185,000	1,207,005
New Jersey Transportation Trust Fund Authority, 5.754%, 12/15/28	1,050,000	1,149,740
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,180,000	1,005,218
4.926%, 10/01/51	3,055,000	2,858,441
		6,796,782
U.S. Government Agencies and Obligations (46.7%)
Export-Import Bank of the United States (1.4%)
Helios Leasing I LLC, 2.018%, 05/29/24	869,940	843,913
Tagua Leasing LLC 1.732%, 09/18/24	905,862	861,168
1.900%, 07/12/24	779,266	751,447
Ulani MSN 37894, 2.184%, 12/20/24	2,075,652	2,024,608
Union 13 Leasing LLC, 1.870%, 06/28/24	691,542	665,701
		5,146,837
Federal Farm Credit Bank (0.8%)
Federal Farm Credit Bank, 2.990%, 02/04/28	3,500,000	3,009,822
Federal Home Loan Mortgage Corporation (FHLMC) (10.7%)
2.500%, 03/01/28	934,369	927,869
3.000%, 08/01/42	913,400	866,415
3.000%, 04/01/43	1,448,135	1,373,644
3.500%, 10/01/25	562,823	588,953
3.500%, 01/01/42	861,252	857,205
3.500%, 02/01/42 (b)	767,653	762,545
3.500%, 08/01/42	918,937	913,317
4.000%, 02/01/20	1,707,666	1,802,761
4.000%, 09/01/40	855,365	881,222
4.000%, 10/01/40	1,011,273	1,041,302
4.000%, 11/01/40	3,132,125	3,232,687
4.000%, 02/01/41	712,452	734,065
4.000%, 08/01/41	1,276,081	1,313,589
4.000%, 01/01/44 (b)	1,820,000	1,869,055
4.500%, 01/01/41	1,473,521	1,564,554
4.500%, 02/01/41	1,105,860	1,174,116
4.500%, 03/01/41	1,314,361	1,394,600
4.500%, 04/01/41	1,367,045	1,454,548
5.000%, 04/01/35	260,698	280,706
5.000%, 08/01/35	123,025	132,921
5.000%, 11/01/35	272,958	293,853
	Principal	Value(a)
5.000%, 11/01/39	$830,669	$911,140
5.000%, 03/01/40	4,172,370	4,576,406
5.000%, 04/01/40	893,994	964,100
5.000%, 08/01/40	530,649	574,293
5.500%, 12/01/17	100,841	107,614
5.500%, 06/01/20	205,235	216,257
5.500%, 10/01/20	299,739	325,414
5.500%, 11/01/23	260,152	284,062
5.500%, 05/01/34	1,490,587	1,668,257
5.500%, 10/01/34	530,834	586,683
5.500%, 07/01/35	895,190	984,288
5.500%, 10/01/35	725,395	798,690
5.500%, 12/01/38	685,036	748,743
6.000%, 11/01/33	750,520	838,957
6.500%, 09/01/32	121,220	137,407
6.500%, 06/01/36	754,149	849,644
7.000%, 12/01/37	359,468	393,391
		38,425,273
Federal National Mortgage Association (FNMA) (17.3%)
2.500%, 11/01/27	901,931	887,856
2.500%, 07/01/28	1,080,543	1,070,750
2.500%, 01/01/29 (b)	1,040,000	1,029,275
3.000%, 06/01/22	705,021	731,352
3.000%, 11/01/27	205,722	210,184
3.000%, 01/01/29 (b)	4,175,000	4,260,620
3.000%, 03/01/42	823,619	782,759
3.500%, 11/01/25	650,207	680,968
3.500%, 01/01/26	693,574	726,351
3.500%, 01/01/29 (b)	1,135,000	1,186,917
3.500%, 11/01/40	731,684	728,521
3.500%, 01/01/41	696,374	692,933
3.500%, 02/01/41	427,126	425,406
3.500%, 04/01/41	725,915	722,328
3.500%, 11/01/41	4,060,089	4,041,245
3.500%, 03/01/43	2,325,784	2,315,692
3.500%, 07/01/43	1,282,158	1,263,134
3.500%, 08/01/43	1,484,249	1,462,269
3.500%, 01/01/44 (b)	4,800,000	4,768,125
4.000%, 04/01/41	2,242,475	2,314,320
4.000%, 08/01/41	917,427	945,083
4.000%, 09/01/41	1,477,163	1,524,052
4.500%, 05/01/35	425,512	452,045
4.500%, 07/01/35	1,090,134	1,159,652
4.500%, 06/01/39	539,775	573,636
4.500%, 04/01/41	3,554,009	3,792,147
4.500%, 07/01/41	3,649,380	3,871,382
5.000%, 05/01/18	44,177	47,065
5.000%, 06/01/18	90,051	95,954
5.000%, 07/01/18	196,264	209,145
5.000%, 07/01/23	263,430	285,788
5.000%, 11/01/33	149,387	162,714
5.000%, 05/01/34	43,922	47,697
5.000%, 12/01/34	654,978	712,575
5.000%, 04/01/35	163,943	178,027
5.000%, 08/01/35	226,223	245,469
5.000%, 04/01/38	440,255	484,366
5.000%, 12/01/39	596,519	658,926
5.000%, 04/01/41	752,088	825,803
5.500%, 09/01/17	31,871	34,063
5.500%, 02/01/18	114,049	122,713

See accompanying notes to financial statements.

Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
5.500%, 03/01/18	$206,655	$220,940
5.500%, 04/01/33	796,284	887,168
5.500%, 12/01/33	247,458	272,544
5.500%, 01/01/34	349,608	385,279
5.500%, 02/01/34	358,422	399,515
5.500%, 03/01/34	689,124	769,003
5.500%, 04/01/34	404,196	444,731
5.500%, 09/01/34	111,082	122,258
5.500%, 02/01/35	424,321	467,601
5.500%, 04/01/35	753,296	829,097
5.500%, 06/01/35	135,802	149,162
5.500%, 08/01/35	389,397	429,185
5.500%, 10/01/35	718,601	803,072
5.500%, 11/01/35	271,214	298,326
5.500%, 12/01/35	206,564	227,825
5.500%, 12/01/39	314,162	348,226
6.000%, 09/01/17	169,286	179,265
6.000%, 08/01/23	256,404	279,867
6.000%, 10/01/32	673,868	758,984
6.000%, 11/01/32	518,592	584,209
6.000%, 03/01/33	643,402	725,150
6.000%, 04/01/33	52,081	57,689
6.000%, 12/01/33	259,266	293,716
6.000%, 01/01/36	199,625	222,715
6.000%, 08/01/37	150,723	166,736
6.000%, 09/01/37	293,661	330,103
6.000%, 10/01/38	426,174	479,963
6.000%, 12/01/38	401,745	446,531
6.000%, 06/01/40	184,278	203,860
6.500%, 12/01/31	158,006	179,000
6.500%, 02/01/32	52,785	59,884
6.500%, 04/01/32	247,774	281,126
6.500%, 05/01/32	70,608	80,134
6.500%, 07/01/32	221,403	250,350
6.500%, 08/01/32	323,795	366,984
6.500%, 09/01/32	191,863	217,000
6.500%, 10/01/32	284,168	321,607
6.500%, 11/01/37	314,275	350,035
7.000%, 07/01/31	170,018	197,027
7.000%, 09/01/31	273,639	317,536
7.000%, 11/01/31	389,210	452,370
7.000%, 02/01/32	82,771	95,840
7.000%, 03/01/32	47,165	54,902
7.000%, 07/01/32	133,766	148,260
7.500%, 04/01/31	215,167	245,525
7.500%, 05/01/31	61,158	69,653
		62,199,260
Government National Mortgage Association (GNMA) (1.6%)
0.384%, 06/17/45 (c) (d)	4,618,997	55,950
3.000%, 01/01/44 (b)	1,000,000	965,703
3.500%, 10/20/43	995,511	1,006,540
3.500%, 01/01/44 (b)	1,000,000	1,007,852
4.920%, 05/16/34	82,102	82,535
5.000%, 12/15/39	54,329	60,341
5.000%, 01/15/40	1,117,698	1,224,127
5.500%, 07/15/38	522,890	575,715
5.500%, 10/15/38	578,023	656,257
8.500%, 10/15/22	17,218	17,602
		5,652,622
	Principal	Value(a)
U.S. Treasury (14.9%)
U.S. Treasury Bond 3.625%, 08/15/43	$6,350,000	$5,996,781
5.375%, 02/15/31 (e)	5,115,000	6,268,274
U.S. Treasury Note 0.250%, 10/31/15	945,000	943,671
0.625%, 09/30/17	8,955,000	8,768,906
0.875%, 09/15/16	5,000,000	5,029,690
1.250%, 11/30/18	20,175,000	19,743,134
2.750%, 11/15/23	7,255,000	7,097,429
		53,847,885
Total government obligations (cost: $172,925,751)		175,078,481
Asset-Backed Securities (4.7%)
Asset-Backed Securities (4.7%)
AmeriCredit Automobile Receivables Trust, 2.850%, 08/08/16	1,000,000	1,016,860
Appalachian Consumer Rate Relief Funding LLC, 3.772%, 08/01/31	780,000	760,174
Cabela's Master Credit Card Trust, 2.710%, 02/17/26 (f)	1,550,000	1,437,107
Conseco Financial Corp. 6.400%, 10/15/18	45,528	46,728
7.400%, 06/15/27	135,513	137,737
Countryplace Manufactured Housing Contract Trust, 5.200%, 12/15/35 (d) (f) (g)	1,755,000	1,893,592
Countrywide Asset-Backed Certificates, 5.934%, 05/25/37 (d)	1,721,465	1,471,006
FAN Engine Securitization, Ltd., 3.000%, 10/15/19 (f) (g) (h)	836,111	835,589
GMAC Mortgage Corp. Loan Trust, 5.952%, 08/25/37 (d)	3,095,000	2,659,837
Origen Manufactured Housing Contract Trust 5.700%, 01/15/35 (d)	1,081,769	1,148,612
5.730%, 11/15/35 (d)	400,817	421,330
5.860%, 06/15/36 (d)	456,636	485,880
Santander Consumer Acquired Receivables Trust 3.150%, 08/15/16 (f)	1,469,618	1,471,501
3.190%, 10/15/15 (f)	1,835,304	1,847,183
TAL Advantage V LLC, 2.830%, 02/22/38 (f)	1,507,917	1,464,323
Total asset-backed securities (cost: $17,602,319)		17,097,459
Other Mortgage-Backed Securities (7.7%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (1.3%)
American Tower Trust I, 1.551%, 03/15/43 (f)	2,840,000	2,771,784
BHN I Mortgage Fund, 7.916%, 07/01/14 (f) (g) (h) (i) (j)	57,000	—

See accompanying notes to financial statements.

Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Connecticut Avenue Securities, 2.165%, 10/25/23 (d)	$731,380	$734,719
Credit-Based Asset Servicing and Securitization LLC, 5.912%, 10/25/36 (f) (k)	469,466	480,718
JPMorgan Mortgage Trust, 2.550%, 11/25/33 (d)	624,229	607,994
Mellon Residential Funding Corp., 6.750%, 06/25/28	8,774	8,872
		4,604,087
Commercial Mortgage-Backed Securities (6.4%)
7 WTC Depositor LLC Trust, 4.082%, 03/13/31 (f)	1,278,009	1,328,671
Asset Securitization Corp., 7.431%, 02/14/43 (d)	175,679	176,038
BB-UBS Trust 3.430%, 11/05/36 (f)	1,790,000	1,640,621
4.026%, 11/05/36 (d) (f)	895,000	781,102
Citigroup Commercial Mortgage Trust 2.110%, 01/14/18 (f)	816,191	818,217
3.008%, 01/12/18 (d) (f)	725,000	709,814
Extended Stay America Trust, 2.295%, 12/05/31 (f) (i)	1,000,000	984,400
Hometown Commercial Mortgage 5.506%, 11/11/38 (f) (g)	795,031	619,875
6.057%, 06/11/39 (f) (g) (i)	1,037,572	612,167
JPMorgan Chase Commercial Mortgage Securities Corp. 1.956%, 12/05/27 (c) (d) (f) (g)	10,831,174	1,062,993
5.633%, 12/05/27 (f)	2,165,000	2,440,395
Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29 (d)	460,481	460,851
Morgan Stanley Capital I Trust 3.201%, 08/05/34 (f)	860,000	816,095
3.451%, 08/05/34 (f)	550,000	516,688
3.773%, 03/15/45	685,000	679,811
Multi Security Asset Trust, 5.880%, 11/28/35 (d) (f) (g) (i)	1,540,000	1,494,569
Timberstar Trust, 6.208%, 10/15/36 (f)	2,515,000	2,641,032
UBS-Barclays Commercial Mortgage Trust, 3.091%, 08/10/49	920,000	878,943
Vornado DP LLC, 4.004%, 09/13/28 (f)	1,475,000	1,539,400
Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41	435,000	444,849
WF-RBS Commercial Mortgage Trust 3.667%, 11/15/44	905,000	916,832
3.791%, 02/15/44 (f)	1,485,000	1,556,782
		23,120,145
Total other mortgage-backed securities (cost: $28,478,677)		27,724,232
	Principal	Value(a)
Corporate Obligations (37.7%)
Basic Materials (0.6%)
Chemicals (0.6%)
Ashland, Inc., 3.875%, 04/15/18	$2,120,000	$2,146,500
Capital Goods (0.9%)
Containers-Metal/Glass (0.8%)
Ball Corp. 5.750%, 05/15/21	685,000	720,962
6.750%, 09/15/20	2,040,000	2,218,500
		2,939,462
Manufacturing (0.1%)
Valmont Industries, Inc., 6.625%, 04/20/20	300,000	336,591
Communications (2.7%)
Telephone Services (1.1%)
SBA Tower Trust, 2.240%, 04/15/43 (f)	2,440,000	2,400,257
Virgin Media Secured Finance PLC, 5.375%, 04/15/21 (f) (h)	1,500,000	1,500,000
		3,900,257
Telephone — Integrated (1.6%)
British Telecommunications PLC, 2.000%, 06/22/15 (h)	865,000	880,211
Verizon Communications, Inc. 3.650%, 09/14/18	1,095,000	1,159,128
5.150%, 09/15/23	970,000	1,041,481
6.550%, 09/15/43	2,215,000	2,591,459
		5,672,279
Consumer Cyclical (0.8%)
Auto/Truck Parts & Equipment — Original (0.4%)
Delphi Corp., 6.125%, 05/15/21	290,000	321,537
TRW Automotive, Inc., 4.500%, 03/01/21 (f)	970,000	979,700
		1,301,237
Retail-Apparel/Shoe (0.4%)
L Brands, Inc., 6.625%, 04/01/21	1,480,000	1,624,300
Consumer, Non-cyclical (1.9%)
Drugstore Chains (0.9%)
CVS Pass-Through Trust 6.036%, 12/10/28	2,656,340	2,922,277
6.943%, 01/10/30	420,935	482,434
		3,404,711
Health Care Products (1.0%)
Hospira, Inc., 5.200%, 08/12/20	650,000	674,384
Mallinckrodt International Finance SA 3.500%, 04/15/18 (f) (h)	1,845,000	1,809,924
4.750%, 04/15/23 (f) (h)	1,230,000	1,135,214
		3,619,522

See accompanying notes to financial statements.

Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Energy (6.8%)
Oil, Gas & Consumable Fuels (0.8%)
Tesoro Corp., 4.250%, 10/01/17	$1,135,000	$1,183,237
Whiting Petroleum Corp., 5.000%, 03/15/19	1,760,000	1,799,600
		2,982,837
Pipelines (6.0%)
DCP Midstream Operating L.P., 2.500%, 12/01/17	1,670,000	1,662,816
El Paso Natural Gas Co. LLC, 7.500%, 11/15/26	2,205,000	2,674,923
El Paso Pipeline Partners Operating Co. LLC, 5.000%, 10/01/21	400,000	418,925
Energy Transfer Partners L.P. 4.150%, 10/01/20	1,645,000	1,668,986
9.000%, 04/15/19	2,300,000	2,906,919
Enterprise Products Operating LLC, 5.750%, 03/01/35	1,685,000	1,781,766
NuStar Logistics L.P., 8.150%, 04/15/18 (k)	2,386,000	2,702,145
Spectra Energy Partners L.P. 2.950%, 09/25/18	660,000	668,992
4.600%, 06/15/21	495,000	513,130
Sunoco Logistics Partners Operations L.P., 6.850%, 02/15/40	2,150,000	2,384,812
The Williams Cos., Inc., 3.700%, 01/15/23	1,450,000	1,265,572
Western Gas Partners L.P., 5.375%, 06/01/21	1,835,000	1,965,834
Williams Partners L.P./ Williams Partners Finance Corp., 7.250%, 02/01/17	700,000	807,199
		21,422,019
Financial (13.9%)
Banks (7.0%)
Ally Financial, Inc., 5.500%, 02/15/17	1,150,000	1,244,875
Bank of America Corp. 5.300%, 03/15/17	770,000	848,711
5.750%, 12/01/17	1,590,000	1,809,600
5.875%, 01/05/21	765,000	879,280
Citigroup, Inc., 4.450%, 01/10/17	2,950,000	3,197,207
Discover Bank/Greenwood, 8.700%, 11/18/19	322,000	402,698
HSBC Bank USA NA, 6.000%, 08/09/17	3,150,000	3,546,191
JPMorgan Chase Bank NA 5.875%, 06/13/16	875,000	970,453
6.000%, 07/05/17	400,000	450,923
6.000%, 10/01/17	1,575,000	1,801,988
Morgan Stanley 5.500%, 01/26/20	1,000,000	1,122,572
5.500%, 07/28/21	740,000	826,919
6.250%, 08/28/17	1,435,000	1,641,969
	Principal	Value(a)
PNC Bank NA, 4.200%, 11/01/25	$1,225,000	$1,200,773
SunTrust Bank, 0.528%, 08/24/15 (d)	1,445,000	1,433,077
The Goldman Sachs Group, Inc., 6.250%, 09/01/17	1,695,000	1,940,538
Wells Fargo & Co., 5.375%, 11/02/43	1,895,000	1,940,491
		25,258,265
Diversified Financial Services (0.8%)
CNH Capital LLC 3.250%, 02/01/17 (f)	1,100,000	1,119,250
3.625%, 04/15/18	1,470,000	1,490,212
		2,609,462
Finance — Diversified (1.7%)
Discover Financial Services, 6.450%, 06/12/17	805,000	912,178
Ford Motor Credit Co. LLC, 3.000%, 06/12/17	950,000	987,352
General Motors Financial Co., Inc. 4.250%, 05/15/23 (f)	445,000	423,306
4.750%, 08/15/17 (f)	2,400,000	2,547,000
International Lease Finance Corp., 6.500%, 09/01/14 (f)	1,270,000	1,312,863
		6,182,699
Insurance (2.8%)
Assurant, Inc., 2.500%, 03/15/18	1,180,000	1,152,924
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (f)	860,000	901,958
6.500%, 05/01/42 (f)	1,805,000	1,980,901
Pacific LifeCorp, 5.125%, 01/30/43 (f)	1,750,000	1,609,020
Prudential Holdings LLC, 7.245%, 12/18/23 (f) (g)	800,000	941,575
Symetra Financial Corp., 6.125%, 04/01/16 (f) (g)	2,210,000	2,352,530
XL Group PLC, 6.250%, 05/15/27 (h)	1,090,000	1,220,939
		10,159,847
Real Estate Investment Trust — Apartments (0.5%)
Mid-America Apartments L.P., 5.500%, 10/01/15 (f) (g)	1,745,000	1,877,779
Real Estate Investment Trust — Health Care (0.4%)
Health Care REIT, Inc., 4.125%, 04/01/19	1,365,000	1,437,290
Real Estate Investment Trust — Shopping Centers (0.2%)
Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/23	800,000	796,508
Real Estate Investment Trust — Storage (0.3%)
CubeSmart L.P., 4.375%, 12/15/23	1,090,000	1,064,982

See accompanying notes to financial statements.

Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Savings and Loans (0.2%)
Santander Holdings USA, Inc., 3.000%, 09/24/15	$555,000	$573,120
Health Care (1.5%)
Health Care Providers & Services (0.7%)
NYU Hospitals Center, 4.428%, 07/01/42	1,480,000	1,235,392
Sinai Health System, 3.034%, 01/20/36	1,670,000	1,503,509
		2,738,901
Medical Products/Supplies (0.8%)
Bio-Rad Laboratories, Inc., 4.875%, 12/15/20	2,700,000	2,750,790
Industrials (0.5%)
Tools-Hand Held (0.5%)
Stanley Black & Decker, Inc., 5.750%, 12/15/53 (d)	1,650,000	1,736,625
Technology (1.1%)
Computer Hardware (0.6%)
Hewlett-Packard Co. 3.000%, 09/15/16	1,600,000	1,664,353
3.300%, 12/09/16	525,000	549,479
		2,213,832
Computer Software & Services (0.5%)
Intuit, Inc., 5.750%, 03/15/17	1,505,000	1,682,720
Transportation (5.3%)
Airlines (4.1%)
America West Airlines 2000-1 Pass Through Trust, 8.057%, 01/02/22 (i)	445,644	476,839
American Airlines 2011-1 Class A Pass Through Trust, 5.250%, 07/31/22 (i)	697,920	738,051
American Airlines 2013-2 Class A Pass Through Trust, 4.950%, 07/15/24 (f) (i)	1,735,000	1,808,737
American Airlines 2013-2 Class B Pass Through Trust, 5.600%, 01/15/22 (f) (i)	1,750,000	1,767,500
British Airways PLC, 5.625%, 12/20/21 (f) (h) (i)	875,000	914,375
Delta Air Lines 2012-1 Class A Pass Through Trust, 4.750%, 11/07/21 (i)	762,542	815,920
Delta Air Lines 2012-1 Class B Pass Through Trust, 6.875%, 05/07/19 (f) (i)	1,999,844	2,149,832
Hawaiian Airlines 2013-1 Class A Pass-Through Certificates, 3.900%, 01/15/26 (i)	2,045,000	1,899,294
United Air Lines, Inc., 10.400%, 05/01/18 (i)	975,967	1,107,723
US Airways 2010-1 Class A Pass Through Trust, 6.250%, 10/22/24 (i)	1,522,066	1,662,857
	Shares/ Principal	Value(a)
US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/26 (i)	$686,732	$748,538
US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/26 (i)	827,151	839,559
		14,929,225
Transport — Rail (1.2%)
BNSF Funding Trust I, 6.613%, 12/15/55 (d)	3,785,000	4,149,306
Utilities (1.7%)
Electric Companies (1.7%)
CMS Energy Corp., 8.750%, 06/15/19	1,725,000	2,181,908
FirstEnergy Corp., 2.750%, 03/15/18	1,700,000	1,670,369
Southwestern Electric Power Co., 5.550%, 01/15/17	2,230,000	2,449,677
		6,301,954
Total corporate obligations (cost: $132,045,749)		135,813,020
Total long-term debt securities (cost: $351,052,496)		355,713,192
Short-Term Securities (5.1%)
Investment Companies (5.1%)
Dreyfus Treasury Cash Management Fund, current rate 0.010% (l)	18,408,890	18,408,890
Total short-term securities (cost: $18,408,890)		18,408,890
Total investments in securities (cost: $369,461,386) (m)		374,122,082
Liabilities in excess of cash and other assets (-3.8%)		(13,674,295)
Total net assets (100.0%)		$360,447,787

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2013 the total cost of investments issued on a when-issued or forward commitment basis was $15,896,502.

(c)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(d)  Variable rate security.

See accompanying notes to financial statements.

Advantus Bond Fund
Investments in Securities – continued

(e)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2013, securities with an aggregate market value of $306,367 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	March 2014	10	Long	$(4,082)
10 Year U.S. Treasury Note	March 2014	202	Short	452,516
		212		$448,434

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(g)  Illiquid security. (See Note 5.)

(h)  Foreign security: The Fund held 2.3% of net assets in foreign securities at December 31, 2013.

(i)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(j)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(k)  Step rate security.

(l)  All or portion of the security segregated to cover when-issued purchase commitments outstanding or extended settlement trades as of December 31, 2013.

(m)  At December 31, 2013 the cost of securities for federal income tax purposes was $372,578,277. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$7,777,490
Gross unrealized depreciation	(6,233,685)
Net unrealized appreciation	$1,543,805

See accompanying notes to financial statements.

Advantus Index 400 Mid-Cap Fund
Investments in Securities

December 31, 2013

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.0%)
Consumer Discretionary (13.7%)
Auto Components (0.3%)
Gentex Corp.	20,914	$689,953
Automobiles (0.2%)
Thor Industries, Inc.	6,431	355,184
Distributors (0.6%)
LKQ Corp. (b)	43,441	1,429,209
Diversified Consumer Services (0.8%)
Apollo Group, Inc. — Class A (b)	14,424	394,064
DeVry, Inc.	8,207	291,348
Matthews International Corp. — Class A	3,875	165,114
Service Corp. International/US	30,629	555,304
Sotheby's	9,916	527,531
		1,933,361
Hotels, Restaurants & Leisure (1.6%)
Bally Technologies, Inc. (b)	5,600	439,320
Bob Evans Farms, Inc.	3,933	198,971
Brinker International, Inc.	9,606	445,142
Domino's Pizza, Inc.	8,052	560,822
International Speedway Corp. — Class A	3,953	140,292
Life Time Fitness, Inc. (b)	5,646	265,362
Panera Bread Co. — Class A (b)	3,867	683,260
Scientific Games Corp. — Class A (b)	7,008	118,645
The Cheesecake Factory, Inc.	6,953	335,621
The Wendy's Co.	40,751	355,349
		3,542,784
Household Durables (1.8%)
Jarden Corp. (b)	17,228	1,056,938
KB Home	11,988	219,141
MDC Holdings, Inc.	5,600	180,544
NVR, Inc. (b)	653	669,984
Tempur-Pedic International, Inc. (b)	8,740	471,610
Toll Brothers, Inc. (b)	22,967	849,779
Tupperware Brands Corp.	7,321	692,054
		4,140,050
Internet & Catalog Retail (0.1%)
HSN, Inc.	4,792	298,542
Leisure Equipment & Products (0.9%)
Brunswick Corp.	13,142	605,321
Polaris Industries, Inc.	9,286	1,352,413
		1,957,734
Media (1.3%)
AMC Networks, Inc. — Class A (b)	8,565	583,362
Cinemark Holdings, Inc.	14,999	499,917
DreamWorks Animation SKG, Inc. — Class A (b)	10,292	365,366
	Shares	Value(a)
John Wiley & Sons, Inc. — Class A	6,683	$368,901
Lamar Advertising Co. — Class A (b)	9,436	493,031
Meredith Corp.	5,309	275,006
The New York Times Co. — Class A	18,178	288,485
Valassis Communications, Inc.	5,524	189,197
		3,063,265
Multiline Retail (0.3%)
Big Lots, Inc. (b)	8,423	271,979
JC Penney Co., Inc. (b)	44,020	402,783
		674,762
Specialty Retail (4.7%)
Aaron's, Inc.	11,021	324,017
Abercrombie & Fitch Co. — Class A	11,039	363,294
Advance Auto Parts, Inc.	10,525	1,164,907
American Eagle Outfitters, Inc.	24,516	353,030
ANN, Inc. (b)	6,617	241,918
Ascena Retail Group, Inc. (b)	18,564	392,814
Cabela's, Inc. (b)	6,726	448,355
Carter's, Inc.	7,879	565,634
Chico's FAS, Inc.	22,946	432,303
CST Brands, Inc.	10,924	401,129
Dick's Sporting Goods, Inc.	14,723	855,406
Foot Locker, Inc.	21,458	889,220
Guess?, Inc.	8,586	266,767
Murphy USA, Inc. (b)	6,406	266,233
Office Depot, Inc. (b)	68,969	364,846
Rent-A-Center, Inc.	7,704	256,851
Signet Jewelers, Ltd. (c)	11,592	912,291
Tractor Supply Co.	20,171	1,564,866
Williams-Sonoma, Inc.	12,862	749,597
		10,813,478
Textiles, Apparel & Luxury Goods (1.1%)
Deckers Outdoor Corp. (b)	4,955	418,499
Hanesbrands, Inc.	14,322	1,006,407
Under Armour, Inc. — Class A (b)	11,601	1,012,767
		2,437,673
Consumer Staples (3.9%)
Food & Staples Retailing (0.5%)
Harris Teeter Supermarkets, Inc.	7,146	352,655
SUPERVALU, Inc. (b)	28,497	207,743
United Natural Foods, Inc. (b)	7,128	537,380
		1,097,778
Food Products (2.3%)
Dean Foods Co. (b)	13,642	234,506
Flowers Foods, Inc.	25,312	543,449
Green Mountain Coffee Roasters, Inc. (b)	18,951	1,432,316
Hillshire Brands Co.	17,776	594,429
Ingredion, Inc.	11,080	758,537
Lancaster Colony Corp.	2,781	245,145
Post Holdings, Inc. (b)	4,729	232,998

See accompanying notes to financial statements.

Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
The Hain Celestial Group, Inc. (b)	6,820	$619,120
Tootsie Roll Industries, Inc.	2,903	94,464
WhiteWave Foods Co. — Class A (b)	25,061	574,899
		5,329,863
Household Products (1.0%)
Church & Dwight Co., Inc.	20,064	1,329,842
Energizer Holdings, Inc.	8,999	974,052
		2,303,894
Tobacco (0.1%)
Universal Corp.	3,360	183,456
Energy (5.2%)
Energy Equipment & Services (2.8%)
Atwood Oceanics, Inc. (b)	8,331	444,792
CARBO Ceramics, Inc.	2,909	338,986
Dresser-Rand Group, Inc. (b)	11,024	657,361
Dril-Quip, Inc. (b)	5,843	642,321
Helix Energy Solutions Group, Inc. (b)	14,218	329,573
Oceaneering International, Inc.	15,635	1,233,289
Oil States International, Inc. (b)	7,970	810,708
Patterson-UTI Energy, Inc.	20,842	527,720
Superior Energy Services, Inc. (b)	23,046	613,254
Tidewater, Inc.	7,124	422,240
Unit Corp. (b)	6,305	325,464
		6,345,708
Oil, Gas & Consumable Fuels (2.4%)
Alpha Natural Resources, Inc. (b)	31,929	227,973
Bill Barrett Corp. (b)	7,008	187,674
Cimarex Energy Co.	12,550	1,316,620
Gulfport Energy Corp. (b)	12,151	767,336
HollyFrontier Corp.	28,715	1,426,848
Rosetta Resources, Inc. (b)	8,853	425,298
SM Energy Co.	9,680	804,505
World Fuel Services Corp.	10,442	450,677
		5,606,931
Financial (21.5%)
Capital Markets (2.6%)
Affiliated Managers Group, Inc. (b)	7,647	1,658,481
Apollo Investment Corp.	32,476	275,396
Eaton Vance Corp.	17,535	750,323
Federated Investors, Inc. — Class B	13,611	391,997
Greenhill & Co., Inc.	3,761	217,912
Janus Capital Group, Inc.	21,588	267,044
Raymond James Financial, Inc.	17,811	929,556
SEI Investments Co.	20,709	719,224
Waddell & Reed Financial, Inc. — Class A	12,343	803,776
		6,013,709
Commercial Banks (4.2%)
Associated Banc-Corp	23,486	408,656
BancorpSouth, Inc.	12,107	307,760
Bank of Hawaii Corp.	6,406	378,851
Cathay General Bancorp	10,624	283,979
	Shares	Value(a)
City National Corp.	6,821	$540,360
Commerce Bancshares, Inc.	11,763	528,276
Cullen/Frost Bankers, Inc.	7,581	564,254
East West Bancorp, Inc.	19,904	696,043
First Horizon National Corp.	34,150	397,847
FirstMerit Corp.	23,851	530,208
Fulton Financial Corp.	27,810	363,755
Hancock Holding Co.	11,865	435,208
International Bancshares Corp.	8,254	217,823
Prosperity Bancshares, Inc.	8,225	521,383
Signature Bank (b)	6,827	733,356
SVB Financial Group (b)	6,576	689,559
Synovus Financial Corp.	140,497	505,789
TCF Financial Corp.	23,824	387,140
Trustmark Corp.	9,708	260,563
Valley National Bancorp	28,847	291,932
Webster Financial Corp.	13,055	407,055
Westamerica Bancorporation	3,834	216,468
		9,666,265
Diversified Financial Services (0.6%)
CBOE Holdings, Inc.	12,600	654,696
MSCI, Inc. (b)	17,110	748,049
		1,402,745
Diversified REIT's (0.3%)
Liberty Property Trust	21,183	717,468
Insurance (4.9%)
Alleghany Corp. (b)	2,508	1,003,100
American Financial Group, Inc.	10,331	596,305
Arthur J Gallagher & Co.	19,008	892,045
Aspen Insurance Holdings, Ltd. (c)	9,483	391,743
Brown & Brown, Inc.	17,232	540,913
Everest Re Group, Ltd. (c)	6,922	1,078,932
Fidelity National Financial, Inc. — Class A	36,086	1,170,991
First American Financial Corp.	15,274	430,727
HCC Insurance Holdings, Inc.	14,479	668,061
Kemper Corp.	7,402	302,594
Mercury General Corp.	5,202	258,591
Old Republic International Corp.	34,941	603,431
Primerica, Inc.	7,915	339,633
Protective Life Corp.	11,353	575,143
Reinsurance Group of America, Inc.	10,200	789,582
StanCorp Financial Group, Inc.	6,357	421,151
The Hanover Insurance Group, Inc.	6,295	375,874
WR Berkley Corp.	15,808	685,909
		11,124,725
Office REIT's (2.1%)
Alexandria Real Estate Equities, Inc.	10,351	658,531
BioMed Realty Trust, Inc.	27,761	503,029
Corporate Office Properties Trust SBI	12,627	299,134
Duke Realty Corp.	47,078	708,053
Highwoods Properties, Inc.	12,992	469,921
Kilroy Realty Corp.	11,802	592,224
Mack-Cali Realty Corp.	12,719	273,204
SL Green Realty Corp.	13,708	1,266,345
		4,770,441

See accompanying notes to financial statements.

Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc.	6,153	$256,765
Jones Lang LaSalle, Inc.	6,413	656,627
		913,392
Residential REIT's (2.0%)
American Campus Communities, Inc.	15,141	487,692
BRE Properties, Inc.	11,154	610,235
Camden Property Trust	12,327	701,160
Essex Property Trust, Inc.	5,475	785,717
Home Properties, Inc.	8,221	440,810
Mid-America Apartment Communities, Inc.	10,805	656,296
UDR, Inc.	36,233	846,040
		4,527,950
Retail REIT's (2.0%)
Equity One, Inc.	9,144	205,191
Federal Realty Investment Trust	9,399	953,153
National Retail Properties, Inc.	17,609	534,081
Realty Income Corp.	29,786	1,111,912
Regency Centers Corp.	13,341	617,688
Taubman Centers, Inc.	9,184	587,041
Weingarten Realty Investors	16,211	444,506
		4,453,572
Specialized REIT's (1.5%)
Extra Space Storage, Inc.	15,890	669,446
Hospitality Properties Trust	21,434	579,361
Omega Healthcare Investors, Inc.	17,705	527,609
Potlatch Corp.	5,809	242,468
Rayonier, Inc.	18,244	768,072
Senior Housing Properties Trust	27,191	604,456
		3,391,412
Thrifts & Mortgage Finance (0.9%)
Astoria Financial Corp.	12,143	167,938
First Niagara Financial Group, Inc.	51,150	543,213
New York Community Bancorp, Inc.	63,708	1,073,480
Washington Federal, Inc.	14,708	342,549
		2,127,180
Health Care (8.7%)
Biotechnology (0.7%)
Cubist Pharmaceuticals, Inc. (b)	10,702	737,047
United Therapeutics Corp. (b)	6,714	759,219
		1,496,266
Health Care Equipment & Supplies (2.3%)
Hill-Rom Holdings, Inc.	8,477	350,439
Hologic, Inc. (b)	39,468	882,110
IDEXX Laboratories, Inc. (b)	7,499	797,669
Masimo Corp. (b)	7,357	215,045
ResMed, Inc.	20,531	966,600
STERIS Corp.	8,507	408,761
Teleflex, Inc.	5,990	562,222
The Cooper Cos., Inc.	7,073	875,920
Thoratec Corp. (b)	8,232	301,291
		5,360,057
	Shares	Value(a)
Health Care Providers & Services (3.2%)
Community Health Systems, Inc. (b)	13,724	$538,941
Health Management Associates, Inc. — Class A (b)	38,138	499,608
Health Net, Inc. (b)	11,489	340,878
Henry Schein, Inc. (b)	12,407	1,417,624
HMS Holdings Corp. (b)	12,756	289,944
LifePoint Hospitals, Inc. (b)	6,794	358,995
Mednax, Inc. (b)	14,542	776,252
Omnicare, Inc.	14,881	898,217
Owens & Minor, Inc.	9,121	333,464
Universal Health Services, Inc. — Class B	12,923	1,050,123
VCA Antech, Inc. (b)	12,824	402,161
WellCare Health Plans, Inc. (b)	6,283	442,449
		7,348,656
Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc. (b)	22,951	354,822
Life Sciences Tools & Services (1.3%)
Bio-Rad Laboratories, Inc. — Class A (b)	2,880	355,997
Charles River Laboratories International, Inc. (b)	6,953	368,787
Covance, Inc. (b)	8,090	712,405
Mettler-Toledo International, Inc. (b)	4,290	1,040,711
Techne Corp.	4,837	457,919
		2,935,819
Pharmaceuticals (1.0%)
Endo Pharmaceuticals Holdings, Inc. (b)	16,595	1,119,499
Mallinckrodt PLC (b) (c)	8,337	435,691
Salix Pharmaceuticals, Ltd. (b)	9,139	821,962
		2,377,152
Industrials (16.8%)
Aerospace & Defense (1.8%)
Alliant Techsystems, Inc.	4,594	558,998
BE Aerospace, Inc. (b)	14,231	1,238,524
Esterline Technologies Corp. (b)	4,580	466,977
Exelis, Inc.	27,212	518,661
Huntington Ingalls Industries, Inc.	7,135	642,221
Triumph Group, Inc.	7,522	572,198
		3,997,579
Airlines (0.4%)
Alaska Air Group, Inc.	10,042	736,782
JetBlue Airways Corp. (b)	31,415	268,598
		1,005,380
Building Products (1.0%)
AO Smith Corp.	11,073	597,278
Fortune Brands Home & Security, Inc.	24,019	1,097,668
Lennox International, Inc.	6,582	559,865
		2,254,811

See accompanying notes to financial statements.

Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Commercial Services & Supplies (2.0%)
Clean Harbors, Inc. (b)	7,977	$478,301
Copart, Inc. (b)	16,146	591,751
Corrections Corp. of America	16,740	536,852
Deluxe Corp.	7,285	380,204
Herman Miller, Inc.	8,500	250,920
HNI Corp.	6,539	253,909
Mine Safety Appliances Co.	4,509	230,906
Rollins, Inc.	9,275	280,940
RR Donnelley & Sons Co.	26,256	532,472
The Brink's Co.	6,911	235,941
Waste Connections, Inc.	17,853	778,926
		4,551,122
Construction & Engineering (0.8%)
Aecom Technology Corp. (b)	14,188	417,553
Granite Construction, Inc.	5,179	181,161
KBR, Inc.	21,405	682,606
URS Corp.	10,821	573,405
		1,854,725
Electrical Equipment (1.2%)
Acuity Brands, Inc.	6,177	675,269
General Cable Corp.	7,131	209,723
Hubbell, Inc. — Class B	7,773	846,480
Regal-Beloit Corp.	6,504	479,475
Woodward Governor Co.	8,757	399,407
		2,610,354
Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	9,191	729,765
Machinery (5.2%)
AGCO Corp.	13,084	774,442
CLARCOR, Inc.	7,213	464,156
Crane Co.	7,027	472,566
Donaldson Co., Inc.	19,441	844,906
Graco, Inc.	8,849	691,284
Harsco Corp.	11,656	326,718
IDEX Corp.	11,722	865,670
ITT Corp.	13,106	569,062
Kennametal, Inc.	11,309	588,860
Lincoln Electric Holdings, Inc.	11,794	841,384
Nordson Corp.	8,724	648,193
Oshkosh Corp.	12,484	628,944
SPX Corp.	6,544	651,848
Terex Corp.	16,098	675,955
Timken Co.	11,487	632,589
Trinity Industries, Inc.	11,284	615,204
Valmont Industries, Inc.	3,871	577,243
Wabtec Corp.	13,917	1,033,615
		11,902,639
Marine (0.4%)
Kirby Corp. (b)	8,203	814,148
Matson, Inc.	6,139	160,289
		974,437
Professional Services (1.2%)
FTI Consulting, Inc. (b)	5,811	239,064
Manpower, Inc.	11,374	976,572
The Corporate Executive Board Co.	4,865	376,697
	Shares	Value(a)
Tower Watson & Co. — Class A	9,328	$1,190,346
		2,782,679
Road & Rail (1.4%)
Con-way, Inc.	8,168	324,351
Genesee & Wyoming, Inc. — Class A (b)	7,336	704,623
JB Hunt Transport Services, Inc.	13,283	1,026,776
Landstar System, Inc.	6,598	379,055
Old Dominion Freight Line, Inc. (b)	10,085	534,707
Werner Enterprises, Inc.	6,602	163,267
		3,132,779
Trading Companies & Distributors (1.0%)
GATX Corp.	6,671	348,026
MSC Industrial Direct Co. — Class A	6,961	562,936
United Rentals, Inc. (b)	13,473	1,050,220
Watsco, Inc.	3,909	375,499
		2,336,681
Transportation (0.1%)
UTi Worldwide, Inc. (c)	13,169	231,248
Information Technology (15.4%)
Communications Equipment (0.9%)
ADTRAN, Inc.	8,336	225,155
Ciena Corp. (b)	14,904	356,653
InterDigital, Inc.	5,896	173,873
JDS Uniphase Corp. (b)	33,646	436,725
Plantronics, Inc.	6,286	291,985
Polycom, Inc. (b)	20,655	231,955
Riverbed Technology, Inc. (b)	23,398	423,036
		2,139,382
Computers & Peripherals (1.2%)
3D Systems Corp. (b)	13,850	1,287,080
Diebold, Inc.	9,225	304,517
Lexmark International, Inc. — Class A	8,973	318,721
NCR Corp. (b)	24,045	818,973
		2,729,291
Electronic Equipment, Instruments & Components (2.1%)
Arrow Electronics, Inc. (b)	14,558	789,772
Avnet, Inc. (d)	19,880	876,907
Ingram Micro, Inc. — Class A (b)	22,274	522,548
Itron, Inc. (b)	5,593	231,718
National Instruments Corp.	14,107	451,706
Tech Data Corp. (b)	5,434	280,394
Trimble Navigation, Ltd. (b)	37,259	1,292,887
Vishay Intertechnology, Inc. (b)	19,579	259,618
		4,705,550
Internet Software & Services (1.2%)
AOL, Inc. (b)	11,252	524,568
Equinix, Inc. (b)	7,234	1,283,673
Rackspace Hosting, Inc. (b)	16,567	648,267
ValueClick, Inc. (b)	9,068	211,919
		2,668,427

See accompanying notes to financial statements.

Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
IT Services (3.0%)
Acxiom Corp. (b)	10,854	$401,381
Broadridge Financial Solutions, Inc.	17,222	680,613
Convergys Corp.	14,698	309,393
CoreLogic, Inc. (b)	13,543	481,183
DST Systems, Inc.	4,266	387,097
Gartner, Inc. — Class A (b)	13,320	946,386
Global Payments, Inc.	10,533	684,540
Jack Henry & Associates, Inc.	12,367	732,250
Leidos Holdings, Inc.	10,524	489,261
Lender Processing Services, Inc.	12,343	461,381
Mantech International Corp. — Class A	3,370	100,864
NeuStar, Inc. — Class A (b)	9,049	451,183
Science Applications International Corp.	5,996	198,288
WEX, Inc. (b)	5,594	553,974
		6,877,794
Office Electronics (0.2%)
Zebra Technologies Corp. — Class A (b)	7,264	392,837
Semiconductors & Semiconductor Equipment (2.4%)
Advanced Micro Devices, Inc. (b)	88,891	344,008
Atmel Corp. (b)	61,540	481,858
Cree, Inc. (b)	17,442	1,091,346
Cypress Semiconductor Corp. (b)	20,026	210,273
Fairchild Semiconductor International, Inc. (b)	18,353	245,013
Integrated Device Technology, Inc. (b)	19,889	202,669
International Rectifier Corp. (b)	10,274	267,843
Intersil Corp. — Class A	18,451	211,633
RF Micro Devices, Inc. (b)	40,800	210,528
Semtech Corp. (b)	9,874	249,615
Silicon Laboratories, Inc. (b)	5,704	247,040
Skyworks Solutions, Inc. (b)	27,129	774,805
SunEdison, Inc. (b)	35,443	462,531
Teradyne, Inc. (b)	27,689	487,880
		5,487,042
Software (4.4%)
ACI Worldwide, Inc. (b)	5,570	362,050
Advent Software, Inc.	5,826	203,852
ANSYS, Inc. (b)	13,390	1,167,608
Cadence Design Systems, Inc. (b)	41,515	582,040
CommVault Systems, Inc. (b)	6,438	482,077
Compuware Corp.	31,298	350,850
Concur Technologies, Inc. (b)	6,798	701,418
Factset Research Systems, Inc.	5,781	627,701
Fair Isaac Corp.	4,995	313,886
Informatica Corp. (b)	15,680	650,720
Mentor Graphics Corp.	14,012	337,269
MICROS Systems, Inc. (b)	10,879	624,128
PTC, Inc. (b)	17,267	611,079
Rovi Corp. (b)	14,767	290,762
Solarwinds, Inc. (b)	9,448	357,418
Solera Holdings, Inc.	9,950	704,062
	Shares	Value(a)
Synopsys, Inc. (b)	22,312	$905,198
TIBCO Software, Inc. (b)	22,148	497,887
VeriFone Systems, Inc. (b)	15,785	423,354
		10,193,359
Materials (6.9%)
Chemicals (2.8%)
Albemarle Corp.	11,763	745,656
Ashland, Inc.	10,417	1,010,866
Cabot Corp.	8,604	442,246
Cytec Industries, Inc.	5,125	477,445
Intrepid Potash, Inc. (b)	7,992	126,593
Minerals Technologies, Inc.	4,966	298,308
NewMarket Corp.	1,733	579,082
Olin Corp.	11,498	331,717
RPM International, Inc.	19,211	797,449
Sensient Technologies Corp.	7,233	350,945
The Scotts Miracle-Gro Co. — Class A	6,339	394,413
Valspar Corp.	11,649	830,457
		6,385,177
Construction Materials (0.5%)
Eagle Materials, Inc.	7,165	554,786
Martin Marietta Materials, Inc.	6,673	666,900
		1,221,686
Containers & Packaging (1.7%)
Aptargroup, Inc.	9,516	645,280
Greif, Inc. — Class A	4,394	230,246
Packaging Corp. of America	14,172	896,804
Rock-Tenn Co. — Class A	10,410	1,093,154
Silgan Holdings, Inc.	6,311	303,054
Sonoco Products Co.	14,717	613,993
		3,782,531
Metals & Mining (1.5%)
Carpenter Technology Corp.	7,650	475,830
Commercial Metals Co.	16,910	343,780
Compass Minerals International, Inc.	4,856	388,723
Reliance Steel & Aluminum Co.	11,177	847,664
Royal Gold, Inc.	9,409	433,473
Steel Dynamics, Inc.	32,078	626,804
Worthington Industries, Inc.	7,630	321,070
		3,437,344
Paper & Forest Products (0.4%)
Domtar Corp. (c)	4,660	439,624
Louisiana-Pacific Corp. (b)	20,392	377,456
		817,080
Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
tw telecom, Inc. (b)	20,818	634,324
Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	14,266	367,778

See accompanying notes to financial statements.

Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Utilities (4.5%)
Electric Utilities (1.1%)
Cleco Corp.	8,735	$407,226
Great Plains Energy, Inc.	22,185	537,764
Hawaiian Electric Industries, Inc.	14,393	375,082
IDACORP, Inc.	7,259	376,306
PNM Resources, Inc.	11,510	277,621
Westar Energy, Inc.	18,374	591,092
		2,565,091
Gas Utilities (1.6%)
Atmos Energy Corp.	13,137	596,682
Energen Corp.	10,485	741,814
National Fuel Gas Co.	12,094	863,512
Questar Corp.	25,298	581,601
UGI Corp.	16,487	683,551
WGL Holdings, Inc.	7,476	299,488
		3,766,648
Multi-Utilities (1.5%)
Alliant Energy Corp.	16,032	827,251
Black Hills Corp.	6,375	334,751
MDU Resources Group, Inc.	27,287	833,618
OGE Energy Corp.	28,677	972,150
Vectren Corp.	11,901	422,486
		3,390,256
Water Utilities (0.3%)
Aqua America, Inc.	25,535	602,371
Total common stocks (cost: $138,870,453)		221,713,423
Short-Term Securities (3.1%)
Investment Companies (3.1%)
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	7,111,725	7,111,725
Total short-term securities (cost: $7,111,725)		7,111,725
Total investments in securities (cost: $145,982,178) (e)		228,825,148
Liabilities in excess of cash and other assets (-0.1%)		(139,099)
Total net assets (100.0%)		$228,686,049

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 1.5% of net assets in foreign securities at December 31, 2013.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2013, securities with an aggregate market value of $705,760 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
S&P Mid 400® E-Mini Index Future	March 2014	51	Long	$146,611
		51		$146,611

(e)  At December 31, 2013 the cost of securities for federal income tax purposes was $146,650,293. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$86,308,030
Gross unrealized depreciation	(4,133,175)
Net unrealized appreciation	$82,174,855

See accompanying notes to financial statements.

Advantus Index 500 Fund
Investments in Securities

December 31, 2013

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.5%)
Consumer Discretionary (12.4%)
Auto Components (0.4%)
BorgWarner, Inc.	7,759	$433,806
Delphi Automotive PLC (b)	9,548	574,121
Johnson Controls, Inc.	23,308	1,195,700
The Goodyear Tire & Rubber Co.	8,394	200,197
		2,403,824
Automobiles (0.7%)
Ford Motor Co.	134,503	2,075,382
General Motors Co. (c)	38,838	1,587,309
Harley-Davidson, Inc.	7,534	521,654
		4,184,345
Distributors (0.1%)
Genuine Parts Co.	5,297	440,658
Diversified Consumer Services (0.0%)
H&R Block, Inc.	9,294	269,898
Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	14,916	599,176
Chipotle Mexican Grill, Inc. (c)	1,050	559,419
Darden Restaurants, Inc.	4,424	240,533
International Game Technology	8,487	154,124
Marriott International, Inc. — Class A	7,660	378,097
McDonald's Corp.	33,930	3,292,228
Starbucks Corp.	25,675	2,012,663
Starwood Hotels & Resorts Worldwide, Inc.	6,530	518,808
Wyndham Worldwide Corp.	4,443	327,405
Wynn Resorts, Ltd.	2,767	537,379
Yum! Brands, Inc.	15,185	1,148,138
		9,767,970
Household Durables (0.5%)
DR Horton, Inc.	9,645	215,276
Garmin, Ltd. (b)	4,121	190,473
Harman International Industries, Inc.	2,323	190,138
Leggett & Platt, Inc.	4,783	147,986
Lennar Corp. — Class A	5,647	223,395
Mohawk Industries, Inc. (c)	2,080	309,712
Newell Rubbermaid, Inc.	9,697	314,280
PulteGroup, Inc.	11,755	239,449
Stanley Black & Decker, Inc.	5,293	427,092
Whirlpool Corp.	2,677	419,914
		2,677,715
Internet & Catalog Retail (1.5%)
Amazon.com, Inc. (c)	12,695	5,062,639
Expedia, Inc.	3,511	244,576
Netflix, Inc. (c)	2,026	745,913
priceline.com, Inc. (c)	1,782	2,071,397
TripAdvisor, Inc. (c)	3,764	311,772
		8,436,297
	Shares	Value(a)
Leisure Equipment & Products (0.1%)
Hasbro, Inc.	3,919	$215,584
Mattel, Inc.	11,540	549,073
		764,657
Media (3.8%)
Cablevision Systems Corp.	7,237	129,759
CBS Corp. — Class B	19,030	1,212,972
Comcast Corp. — Class A	88,862	4,617,714
DIRECTV (c)	16,663	1,151,247
Discovery Communications, Inc. (c)	7,695	695,782
Gannett Co., Inc.	7,760	229,541
Graham Holdings Co. — Class B	170	112,764
Interpublic Group of Cos., Inc.	14,193	251,216
News Corp. — Class A (c)	16,944	305,331
Omnicom Group, Inc.	8,742	650,142
Scripps Networks Interactive, Inc. — Class A	3,753	324,297
The McGraw-Hill Cos., Inc.	9,234	722,099
The Walt Disney Co.	55,728	4,257,619
Time Warner Cable, Inc. — Class A	9,612	1,302,426
Time Warner, Inc.	30,850	2,150,862
Twenty-First Century Fox, Inc.	66,915	2,354,070
Viacom, Inc. — Class B	13,823	1,207,301
		21,675,142
Multiline Retail (0.7%)
Dollar General Corp. (c)	10,047	606,035
Dollar Tree, Inc. (c)	7,046	397,535
Family Dollar Stores, Inc.	3,299	214,336
Kohl's Corp.	6,864	389,532
Macy's, Inc.	12,565	670,971
Nordstrom, Inc.	4,847	299,545
Target Corp.	21,549	1,363,405
		3,941,359
Specialty Retail (2.1%)
AutoNation, Inc. (c)	2,106	104,647
AutoZone, Inc. (c)	1,162	555,366
Bed Bath & Beyond, Inc. (c)	7,323	588,037
Best Buy Co., Inc.	9,254	369,049
CarMax, Inc. (c)	7,591	356,929
GameStop Corp. — Class A	3,945	194,331
Home Depot, Inc.	48,020	3,953,967
L Brands, Inc.	8,254	510,510
Lowe's Cos., Inc.	35,662	1,767,052
O'Reilly Automotive, Inc. (c)	3,707	477,128
PetSmart, Inc.	3,539	257,462
Ross Stores, Inc.	7,407	555,006
Staples, Inc.	22,522	357,875
The Gap, Inc.	9,032	352,971
Tiffany & Co.	3,774	350,152
TJX Cos., Inc.	24,251	1,545,516
Urban Outfitters, Inc. (c)	3,643	135,155
		12,431,153

See accompanying notes to financial statements.

Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Textiles, Apparel & Luxury Goods (0.8%)
Coach, Inc.	9,504	$533,459
Fossil Group, Inc. (c)	1,713	205,457
Michael Kors Holdings, Ltd. (b) (c)	6,130	497,695
NIKE, Inc. — Class B	25,480	2,003,747
PVH Corp.	2,776	377,592
Ralph Lauren Corp.	2,033	358,967
VF Corp.	12,012	748,828
		4,725,745
Consumer Staples (9.5%)
Beverages (2.1%)
Beam, Inc.	5,584	380,047
Brown-Forman Corp. — Class B	5,474	413,670
Coca-Cola Enterprises, Inc.	8,233	363,322
Constellation Brands, Inc. — Class A (c)	5,689	400,392
Dr Pepper Snapple Group, Inc.	6,841	333,294
Molson Coors Brewing Co. — Class B	5,338	299,729
Monster Beverage Corp. (c)	4,651	315,198
PepsiCo, Inc.	52,295	4,337,347
The Coca-Cola Co.	129,499	5,349,604
		12,192,603
Food & Staples Retailing (2.3%)
Costco Wholesale Corp.	14,899	1,773,130
CVS Caremark Corp.	40,587	2,904,812
Safeway, Inc.	8,415	274,076
Sysco Corp.	19,831	715,899
The Kroger Co.	17,734	701,025
Wal-Mart Stores, Inc.	55,169	4,341,249
Walgreen Co.	29,696	1,705,738
Whole Foods Market, Inc.	12,678	733,169
		13,149,098
Food Products (1.5%)
Archer-Daniels-Midland Co.	22,428	973,375
Campbell Soup Co.	6,030	260,978
ConAgra Foods, Inc.	14,378	484,539
General Mills, Inc.	21,628	1,079,453
Hormel Foods Corp.	4,498	203,175
Kellogg Co.	8,727	532,958
Kraft Foods Group, Inc.	20,269	1,092,904
McCormick & Co., Inc.	4,438	305,867
Mead Johnson Nutrition Co.	6,927	580,205
Mondelez International, Inc. — Class A	59,803	2,111,046
The Hershey Co.	5,135	499,276
The JM Smucker Co.	3,569	369,820
Tyson Foods, Inc. — Class A	9,262	309,907
		8,803,503
Household Products (1.9%)
Clorox Co.	4,379	406,196
Colgate-Palmolive Co.	29,972	1,954,474
Kimberly-Clark Corp.	13,014	1,359,442
The Procter & Gamble Co.	92,690	7,545,893
		11,266,005
	Shares	Value(a)
Personal Care (0.2%)
Avon Products, Inc.	14,787	$254,632
The Estee Lauder Cos., Inc. — Class A	8,671	653,100
		907,732
Tobacco (1.5%)
Altria Group, Inc.	68,199	2,618,160
Lorillard, Inc.	12,561	636,592
Philip Morris International, Inc.	54,633	4,760,173
Reynolds American, Inc.	10,688	534,293
		8,549,218
Energy (10.0%)
Energy Equipment & Services (1.8%)
Baker Hughes, Inc.	15,113	835,144
Cameron International Corp. (c)	8,111	482,848
Diamond Offshore Drilling, Inc.	2,296	130,688
Ensco PLC — Class A (b)	7,951	454,638
FMC Technologies, Inc. (c)	8,032	419,351
Halliburton Co.	28,906	1,466,980
Helmerich & Payne, Inc.	3,635	305,631
Nabors Industries, Ltd. (b)	8,806	149,614
National Oilwell Varco, Inc.	14,594	1,160,660
Noble Corp. PLC (b)	8,544	320,144
Rowan Cos. PLC (c)	4,150	146,744
Schlumberger, Ltd.	44,908	4,046,660
Transocean, Ltd. (b)	11,520	569,318
		10,488,420
Oil, Gas & Consumable Fuels (8.2%)
Anadarko Petroleum Corp.	17,123	1,358,196
Apache Corp.	13,614	1,169,987
Cabot Oil & Gas Corp. — Class A	14,296	554,113
Chesapeake Energy Corp.	17,236	467,785
Chevron Corp.	65,580	8,191,598
ConocoPhillips	41,775	2,951,404
Consol Energy, Inc.	7,803	296,826
Denbury Resources, Inc. (c)	12,503	205,424
Devon Energy Corp.	12,991	803,753
EOG Resources, Inc.	9,295	1,560,073
EQT Corp.	5,149	462,277
Exxon Mobil Corp.	148,965	15,075,258
Hess Corp.	9,699	805,017
Kinder Morgan, Inc.	22,959	826,524
Marathon Oil Corp.	23,754	838,516
Marathon Petroleum Corp.	10,265	941,608
Murphy Oil Corp.	5,927	384,544
Newfield Exploration Co. (c)	4,625	113,914
Noble Energy, Inc.	12,184	829,852
Occidental Petroleum Corp.	27,486	2,613,919
Peabody Energy Corp.	9,123	178,172
Phillips 66	20,444	1,576,846
Pioneer Natural Resources Co.	4,878	897,893
QEP Resources, Inc.	6,107	187,180
Range Resources Corp.	5,570	469,607
Southwestern Energy Co. (c)	11,908	468,342
Spectra Energy Corp.	22,848	813,846
Tesoro Corp.	4,500	263,250
The Williams Cos., Inc.	23,304	898,835
Valero Energy Corp.	18,398	927,259
WPX Energy, Inc. (c)	6,846	139,522
		47,271,340

See accompanying notes to financial statements.

Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Financial (15.7%)
Capital Markets (2.2%)
Ameriprise Financial, Inc.	6,634	$763,242
BlackRock, Inc.	4,411	1,395,949
E*Trade Financial Corp. (c)	9,761	191,706
Franklin Resources, Inc.	13,767	794,769
Invesco, Ltd.	15,029	547,056
Legg Mason, Inc.	3,618	157,311
Morgan Stanley	47,243	1,481,541
Northern Trust Corp.	7,643	473,025
State Street Corp.	14,970	1,098,648
T Rowe Price Group, Inc.	8,860	742,202
The Bank of New York Mellon Corp.	39,164	1,368,390
The Charles Schwab Corp.	39,565	1,028,690
The Goldman Sachs Group, Inc.	14,428	2,557,507
		12,600,036
Commercial Banks (2.7%)
BB&T Corp.	24,037	897,061
Comerica, Inc.	6,219	295,651
Fifth Third Bancorp	30,104	633,087
Huntington Bancshares, Inc.	28,320	273,288
KeyCorp	30,576	410,330
M&T Bank Corp.	4,461	519,350
PNC Financial Services Group, Inc.	18,145	1,407,689
Regions Financial Corp.	46,974	464,573
SunTrust Banks, Inc.	18,252	671,856
US Bancorp	62,276	2,515,950
Wells Fargo & Co.	163,456	7,420,903
Zions Bancorporation	6,200	185,752
		15,695,490
Consumer Finance (1.0%)
American Express Co.	31,416	2,850,374
Capital One Financial Corp.	19,660	1,506,153
Discover Financial Services	16,333	913,831
SLM Corp.	14,862	390,573
		5,660,931
Diversified Financial Services (3.7%)
Bank of America Corp.	363,710	5,662,965
Citigroup, Inc.	103,424	5,389,425
CME Group, Inc.	10,779	845,720
IntercontinentalExchange Group, Inc.	3,940	886,185
JPMorgan Chase & Co.	128,186	7,496,320
Leucadia National Corp.	10,650	301,821
Moody's Corp.	6,454	506,445
The NASDAQ OMX Group, Inc.	3,923	156,135
		21,245,016
Diversified REIT's (0.1%)
Vornado Realty Trust	5,965	529,632
Industrial REIT's (0.1%)
ProLogis, Inc.	16,964	626,820
Insurance (4.2%)
ACE, Ltd. (b)	11,596	1,200,534
Aflac, Inc.	15,900	1,062,120
	Shares	Value(a)
American International Group, Inc.	50,206	$2,563,016
Aon PLC (b)	10,266	861,215
Assurant, Inc.	2,479	164,531
Berkshire Hathaway, Inc. — Class B (c)	61,380	7,277,213
Chubb Corp.	8,585	829,569
Cincinnati Financial Corp.	5,025	263,159
Genworth Financial, Inc. — Class A (c)	16,854	261,743
Hartford Financial Services Group, Inc.	15,245	552,326
Lincoln National Corp.	8,945	461,741
Loews Corp.	10,390	501,214
Marsh & McLennan Cos., Inc.	18,713	904,961
MetLife, Inc.	38,227	2,061,200
Principal Financial Group, Inc.	9,334	460,260
Prudential Financial, Inc.	15,788	1,455,969
The Allstate Corp.	15,510	845,915
The Progressive Corp.	18,805	512,812
The Travelers Cos., Inc.	12,415	1,124,054
Torchmark Corp.	3,103	242,500
Unum Group	8,905	312,387
XL Group PLC (b)	9,643	307,033
		24,225,472
Office REIT's (0.1%)
Boston Properties, Inc.	5,187	520,619
Real Estate Services (0.0%)
CBRE Group, Inc. (c)	9,411	247,509
Residential REIT's (0.2%)
Apartment Investment & Management Co. — Class A	4,888	126,648
AvalonBay Communities, Inc.	4,141	489,590
Equity Residential	11,395	591,059
		1,207,297
Retail REIT's (0.4%)
General Growth Properties, Inc.	18,331	367,903
Kimco Realty Corp.	13,952	275,552
Simon Property Group, Inc.	10,630	1,617,461
The Macerich Co.	4,721	278,020
		2,538,936
Specialized REIT's (0.9%)
American Tower Corp.	13,415	1,070,785
HCP, Inc.	15,511	563,360
Health Care REIT, Inc.	9,842	527,236
Host Hotels & Resorts, Inc.	25,728	500,152
Plum Creek Timber Co., Inc.	5,992	278,688
Public Storage	4,939	743,418
Ventas, Inc.	9,986	571,998
Weyerhaeuser Co.	19,872	627,349
		4,882,986
Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	16,161	152,398
People's United Financial, Inc.	10,836	163,841
		316,239

See accompanying notes to financial statements.

Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Health Care (12.6%)
Biotechnology (2.4%)
Alexion Pharmaceuticals, Inc. (c)	6,677	$888,442
Amgen, Inc.	25,715	2,935,624
Biogen Idec, Inc. (c)	8,055	2,253,386
Celgene Corp. (c)	14,108	2,383,688
Gilead Sciences, Inc. (c)	52,286	3,929,293
Regeneron Pharmaceuticals, Inc. (c)	2,730	751,405
Vertex Pharmaceuticals, Inc. (c)	7,980	592,914
		13,734,752
Health Care Equipment & Supplies (1.6%)
Baxter International, Inc.	18,506	1,287,092
Becton Dickinson and Co.	6,634	732,991
Boston Scientific Corp. (c)	45,530	547,271
CareFusion Corp. (c)	7,206	286,943
Covidien PLC (b)	15,679	1,067,740
CR Bard, Inc.	2,715	363,647
DENTSPLY International, Inc.	4,786	232,025
Edwards Lifesciences Corp. (c)	3,703	243,509
Intuitive Surgical, Inc. (c)	1,298	498,536
Medtronic, Inc.	34,043	1,953,728
St Jude Medical, Inc.	9,951	616,465
Stryker Corp.	10,017	752,677
Varian Medical Systems, Inc. (c)	3,605	280,072
Zimmer Holdings, Inc.	5,793	539,850
		9,402,546
Health Care Providers & Services (2.0%)
Aetna, Inc.	12,531	859,501
AmerisourceBergen Corp.	7,773	546,520
Cardinal Health, Inc.	11,659	778,938
Cigna Corp.	9,425	824,499
DaVita HealthCare Partners, Inc. (c)	5,953	377,242
Express Scripts Holding Co. (c)	27,477	1,929,984
Humana, Inc.	5,317	548,821
Laboratory Corp. of America Holdings (c)	2,980	272,282
McKesson Corp.	7,862	1,268,927
Patterson Cos., Inc.	2,765	113,918
Quest Diagnostics, Inc.	4,959	265,505
Tenet Healthcare Corp. (c)	3,367	141,818
UnitedHealth Group, Inc.	34,330	2,585,049
WellPoint, Inc.	10,074	930,737
		11,443,741
Health Care Technology (0.1%)
Cerner Corp. (c)	10,022	558,626
Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	11,247	643,216
Life Technologies Corp. (c)	5,885	446,083
PerkinElmer, Inc.	3,790	156,262
Thermo Fisher Scientific, Inc.	12,333	1,373,279
Waters Corp. (c)	2,937	293,700
		2,912,540
	Shares	Value(a)
Pharmaceuticals (6.0%)
Abbott Laboratories	52,724	$2,020,911
AbbVie, Inc.	54,247	2,864,784
Actavis PLC (c)	5,948	999,264
Allergan, Inc.	10,152	1,127,684
Bristol-Myers Squibb Co.	56,146	2,984,160
Eli Lilly & Co.	33,808	1,724,208
Forest Laboratories, Inc. (c)	8,015	481,140
Hospira, Inc. (c)	5,558	229,434
Johnson & Johnson	96,210	8,811,874
Merck & Co., Inc.	99,636	4,986,782
Mylan, Inc. (c)	13,052	566,457
Perrigo Co. PLC	4,518	693,332
Pfizer, Inc.	221,001	6,769,261
Zoetis, Inc.	17,020	556,384
		34,815,675
Industrials (10.6%)
Aerospace & Defense (2.6%)
General Dynamics Corp.	11,364	1,085,830
Honeywell International, Inc.	26,757	2,444,787
L-3 Communications Holdings, Inc.	2,982	318,657
Lockheed Martin Corp.	9,158	1,361,428
Northrop Grumman Corp.	7,570	867,598
Precision Castparts Corp.	5,010	1,349,193
Raytheon Co.	10,894	988,086
Rockwell Collins, Inc.	4,571	337,888
The Boeing Co.	23,574	3,217,615
United Technologies Corp.	28,786	3,275,847
		15,246,929
Air Freight & Logistics (0.8%)
CH Robinson Worldwide, Inc.	5,170	301,618
Expeditors International of Washington, Inc.	6,963	308,113
FedEx Corp.	10,203	1,466,885
United Parcel Service, Inc. — Class B	24,375	2,561,325
		4,637,941
Airlines (0.2%)
Delta Air Lines, Inc.	29,173	801,382
Southwest Airlines Co.	23,757	447,582
		1,248,964
Building Products (0.1%)
Allegion PLC (b) (c)	2,994	132,305
Masco Corp.	12,097	275,449
		407,754
Commercial Services & Supplies (0.4%)
Avery Dennison Corp.	3,224	161,813
Cintas Corp.	3,384	201,652
Iron Mountain, Inc.	5,734	174,027
Pitney Bowes, Inc.	6,887	160,467
Republic Services, Inc.	9,209	305,739
Stericycle, Inc. (c)	2,951	342,818
The ADT Corp.	6,760	273,577
Waste Management, Inc.	14,858	666,678
		2,286,771

See accompanying notes to financial statements.

Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Construction & Engineering (0.2%)
Fluor Corp.	5,558	$446,252
Jacobs Engineering Group, Inc. (c)	4,459	280,873
Quanta Services, Inc. (c)	7,331	231,366
		958,491
Electrical Equipment (0.7%)
AMETEK, Inc.	8,270	435,581
Eaton Corp. PLC (b)	16,115	1,226,674
Emerson Electric Co.	24,005	1,684,671
Rockwell Automation, Inc.	4,782	565,041
Roper Industries, Inc.	3,399	471,373
		4,383,340
Industrial Conglomerates (2.4%)
3M Co.	21,810	3,058,852
General Electric Co.	344,998	9,670,294
Textron, Inc.	9,522	350,029
Tyco International, Ltd. (b)	15,841	650,115
		13,729,290
Machinery (1.9%)
Caterpillar, Inc.	21,699	1,970,486
Cummins, Inc.	5,939	837,221
Danaher Corp.	20,420	1,576,424
Deere & Co.	13,033	1,190,304
Dover Corp.	5,760	556,070
Flowserve Corp.	4,714	371,605
Illinois Tool Works, Inc.	13,924	1,170,730
Ingersoll-Rand PLC (b)	9,136	562,778
Joy Global, Inc.	3,533	206,645
PACCAR, Inc.	11,991	709,507
Pall Corp.	3,800	324,330
Parker Hannifin Corp.	5,102	656,321
Pentair, Ltd. (b)	6,831	530,564
Snap-On, Inc.	1,938	212,250
Xylem, Inc.	6,268	216,873
		11,092,108
Professional Services (0.2%)
Dun & Bradstreet Corp.	1,339	164,362
Equifax, Inc.	4,120	284,651
Nielsen Holdings NV	8,628	395,939
Robert Half International, Inc.	4,673	196,219
		1,041,171
Road & Rail (0.9%)
CSX Corp.	34,565	994,435
Kansas City Southern	3,770	466,839
Norfolk Southern Corp.	10,534	977,871
Ryder System, Inc.	1,760	129,853
Union Pacific Corp.	15,705	2,638,440
		5,207,438
Trading Companies & Distributors (0.2%)
Fastenal Co.	9,269	440,370
WW Grainger, Inc.	2,155	550,430
		990,800
	Shares	Value(a)
Information Technology (18.2%)
Communications Equipment (1.7%)
Cisco Systems, Inc.	182,317	$4,093,017
F5 Networks, Inc. (c)	2,642	240,052
Harris Corp.	3,653	255,016
Juniper Networks, Inc. (c)	17,220	388,655
Motorola Solutions, Inc.	7,851	529,943
QUALCOMM, Inc.	57,609	4,277,468
		9,784,151
Computers & Peripherals (3.9%)
Apple, Inc. (d)	30,681	17,215,416
EMC Corp.	70,171	1,764,801
Hewlett-Packard Co.	65,533	1,833,613
NetApp, Inc.	11,568	475,907
SanDisk Corp.	7,666	540,760
Western Digital Corp.	7,187	602,989
		22,433,486
Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp. — Class A	5,362	478,183
Corning, Inc.	49,349	879,399
FLIR Systems, Inc.	4,758	143,216
Jabil Circuit, Inc.	6,292	109,733
Seagate Technology PLC (b)	11,031	619,501
TE Connectivity, Ltd. (b)	13,993	771,154
		3,001,186
Internet Software & Services (3.1%)
Akamai Technologies, Inc. (c)	6,084	287,043
eBay, Inc. (c)	39,730	2,180,780
Facebook, Inc. (c)	56,084	3,065,551
Google, Inc. — Class A (c)	9,596	10,754,333
VeriSign, Inc. (c)	4,393	262,614
Yahoo!, Inc. (c)	32,170	1,300,955
		17,851,276
IT Services (3.6%)
Accenture PLC — Class A (b)	21,678	1,782,365
Alliance Data Systems Corp. (c)	1,661	436,727
Automatic Data Processing, Inc.	16,416	1,326,577
Cognizant Technology Solutions Corp. — Class A (c)	10,323	1,042,416
Computer Sciences Corp.	4,945	276,327
Fidelity National Information Services, Inc.	9,927	532,881
Fiserv, Inc. (c)	8,795	519,345
International Business Machines Corp.	34,806	6,528,561
Mastercard, Inc. — Class A	3,572	2,984,263
Paychex, Inc.	11,073	504,154
Teradata Corp. (c)	5,571	253,425
The Western Union Co.	18,831	324,835
Total System Services, Inc.	5,617	186,934
Visa, Inc. — Class A	17,365	3,866,838
		20,565,648
Office Electronics (0.1%)
Xerox Corp.	39,461	480,240

See accompanying notes to financial statements.

Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Semiconductors & Semiconductor Equipment (2.0%)
Altera Corp.	10,937	$355,781
Analog Devices, Inc.	10,566	538,126
Applied Materials, Inc.	41,062	726,387
Broadcom Corp. — Class A	18,400	545,560
First Solar, Inc. (c)	2,378	129,934
Intel Corp.	169,509	4,400,454
KLA-Tencor Corp.	5,683	366,326
Lam Research Corp. (c)	5,453	296,916
Linear Technology Corp.	7,955	362,350
LSI Corp.	18,582	204,774
Microchip Technology, Inc.	6,682	299,019
Micron Technology, Inc. (c)	35,867	780,466
NVIDIA Corp.	19,674	315,177
Texas Instruments, Inc.	37,324	1,638,897
Xilinx, Inc.	9,135	419,479
		11,379,646
Software (3.3%)
Adobe Systems, Inc. (c)	15,852	949,218
Autodesk, Inc. (c)	7,692	387,138
CA, Inc.	11,079	372,808
Citrix Systems, Inc. (c)	6,356	402,017
Electronic Arts, Inc. (c)	10,517	241,260
Intuit, Inc.	9,713	741,296
Microsoft Corp.	259,042	9,695,942
Oracle Corp.	119,663	4,578,307
Red Hat, Inc. (c)	6,394	358,320
Salesforce.com, Inc. (c)	18,917	1,044,029
Symantec Corp.	23,734	559,648
		19,329,983
Materials (3.4%)
Chemicals (2.5%)
Air Products & Chemicals, Inc.	7,202	805,040
Airgas, Inc.	2,249	251,551
CF Industries Holdings, Inc.	1,938	451,631
Eastman Chemical Co.	5,266	424,966
Ecolab, Inc.	9,204	959,701
EI du Pont de Nemours & Co.	31,577	2,051,558
FMC Corp.	4,544	342,890
International Flavors & Fragrances, Inc.	2,790	239,884
LyondellBasell Industries NV — Class A (b)	14,896	1,195,851
Monsanto Co.	17,931	2,089,858
PPG Industries, Inc.	4,886	926,679
Praxair, Inc.	10,032	1,304,461
Sigma-Aldrich Corp.	4,120	387,321
The Dow Chemical Co.	41,329	1,835,008
The Mosaic Co.	11,585	547,623
The Sherwin-Williams Co.	2,937	538,939
		14,352,961
Construction Materials (0.1%)
Vulcan Materials Co.	4,442	263,944
Containers & Packaging (0.1%)
Ball Corp.	4,911	253,702
Bemis Co., Inc.	3,423	140,206
	Shares	Value(a)
Owens-Illinois, Inc. (c)	5,612	$200,797
Sealed Air Corp.	6,656	226,637
		821,342
Metals & Mining (0.5%)
Alcoa, Inc.	36,472	387,697
Allegheny Technologies, Inc.	3,676	130,976
Cliffs Natural Resources, Inc.	5,182	135,820
Freeport-McMoRan Copper & Gold, Inc.	35,400	1,335,996
Newmont Mining Corp.	16,892	389,023
Nucor Corp.	10,767	574,742
United States Steel Corp.	4,835	142,633
		3,096,887
Paper & Forest Products (0.2%)
International Paper Co.	15,127	741,677
MeadWestvaco Corp.	6,009	221,912
		963,589
Telecommunication Services (2.2%)
Diversified Telecommunication Services (2.1%)
AT&T, Inc.	179,636	6,316,002
CenturyLink, Inc.	20,155	641,937
Frontier Communications Corp.	34,084	158,490
Verizon Communications, Inc.	97,584	4,795,278
Windstream Holdings, Inc.	20,302	162,010
		12,073,717
Wireless Telecommunication Services (0.1%)
Crown Castle International Corp. (c)	11,391	836,441
Utilities (2.9%)
Electric Utilities (1.5%)
American Electric Power Co., Inc.	16,613	776,492
Duke Energy Corp.	24,074	1,661,347
Edison International	11,045	511,383
Entergy Corp.	6,092	385,441
Exelon Corp.	29,220	800,336
FirstEnergy Corp.	14,206	468,514
NextEra Energy, Inc.	14,699	1,258,528
Northeast Utilities	10,652	451,538
Pepco Holdings, Inc.	8,490	162,414
Pinnacle West Capital Corp.	3,754	198,662
PPL Corp.	21,491	646,664
Southern Co.	29,977	1,232,354
		8,553,673
Gas Utilities (0.1%)
AGL Resources, Inc.	4,032	190,431
ONEOK, Inc.	7,010	435,882
		626,313
Independent Power Producers & Energy Traders (0.1%)
NRG Energy, Inc.	10,977	315,260
The AES Corp.	22,373	324,632
		639,892

See accompanying notes to financial statements.

Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Multi-Utilities (1.2%)
Ameren Corp.	8,199	$296,476
CenterPoint Energy, Inc.	14,529	336,782
CMS Energy Corp.	9,059	242,509
Consolidated Edison, Inc.	9,918	548,267
Dominion Resources, Inc.	19,814	1,281,768
DTE Energy Co.	6,002	398,473
Integrys Energy Group, Inc.	2,710	147,451
NiSource, Inc.	10,644	349,975
PG&E Corp.	15,275	615,277
Public Service Enterprise Group, Inc.	17,207	551,312
SCANA Corp.	4,758	223,293
Sempra Energy	7,739	694,653
TECO Energy, Inc.	6,885	118,697
Wisconsin Energy Corp.	7,633	315,548
Xcel Energy, Inc.	16,930	473,024
		6,593,505
Total common stocks (cost: $204,729,447)		562,390,422
Short-Term Securities (2.5%)
Investment Companies (2.5%)
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	14,393,293	14,393,293
Total short-term securities (cost: $14,393,293)		14,393,293
Total investments in securities (cost: $219,122,740) (e)		576,783,715
Cash and other assets in excess of liabilities (0.0%)		42,021
Total net assets (100.0%)		$576,825,736

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 2.4% of net assets in foreign securities at December 31, 2013.

(c)  Non-income producing security.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2013, securities with an aggregate market value of $2,805,550 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index Future	March 2014	151	Long	$425,739
		151		$425,739

(e)  At December 31, 2013 the cost of securities for federal income tax purposes was $222,558,541. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$357,385,393
Gross unrealized depreciation	(3,160,219)
Net unrealized appreciation	$354,225,174

See accompanying notes to financial statements.

Advantus International Bond Fund
Investments in Securities

December 31, 2013

(Percentages of each investment category relate to total net assets)

	Principal(b)	Value(a)
Long-Term Debt Securities (76.3%)
Brazil (4.5%)
Government (4.5%)
Brazil Letras do Tesouro Nacional (BRL) 10.293%, 01/01/15 (c)	229,000	$87,633
Brazil Notas do Tesouro Nacional Serie B (BRL) 6.000%, 05/15/15	2,125,000	2,169,179
6.000%, 08/15/16	189,000	191,526
6.000%, 08/15/18	140,000	139,810
6.000%, 05/15/45	2,000,000	1,871,453
Brazil Notas do Tesouro Nacional Serie F (BRL) 10.000%, 01/01/17	3,300,000	1,322,265
		5,781,866
Canada (4.3%)
Government (4.3%)
Canadian Government Bond (CAD)
0.750%, 05/01/14	257,000	241,720
1.000%, 02/01/14	1,397,000	1,314,745
1.000%, 11/01/14	820,000	771,834
1.000%, 02/01/15	2,010,000	1,891,746
2.000%, 03/01/14	301,000	283,761
2.000%, 12/01/14	729,000	692,423
2.250%, 08/01/14	408,000	386,815
		5,583,044
Hungary (6.9%)
Government (6.9%)
Hungary Government Bond (HUF)
5.500%, 02/12/14	29,800,000	138,542
5.500%, 02/12/16	155,800,000	749,968
5.500%, 12/22/16	354,140,000	1,706,867
5.500%, 12/20/18	17,490,000	83,876
6.000%, 11/24/23	8,220,000	39,073
6.500%, 06/24/19	146,140,000	730,659
6.750%, 08/22/14	90,140,000	427,209
6.750%, 02/24/17	19,200,000	95,581
6.750%, 11/24/17	92,990,000	467,193
7.000%, 06/24/22	24,830,000	125,652
7.500%, 11/12/20	15,140,000	78,965
7.750%, 08/24/15	23,440,000	116,267
8.000%, 02/12/15	13,800,000	67,352
Hungary Government International Bond (EUR)
3.500%, 07/18/16	30,000	42,545
3.875%, 02/24/20	150,000	206,434
4.375%, 07/04/17	175,000	252,359
5.750%, 06/11/18	530,000	791,557
Hungary Government International Bond (USD)
4.125%, 02/19/18	400,000	404,400
5.375%, 02/21/23	740,000	730,750
6.250%, 01/29/20	735,000	792,881
6.375%, 03/29/21	810,000	868,725
		8,916,855
	Principal(b)	Value(a)
Iceland (0.3%)
Government (0.3%)
Iceland Government International Bond (USD) 5.875%, 05/11/22 (d)	340,000	$346,800
Indonesia (2.9%)
Government (2.9%)
Indonesia Treasury Bond (IDR)
8.250%, 07/15/21	225,000,000	18,262
9.500%, 07/15/23	18,680,000,000	1,615,813
10.000%, 09/15/24	1,959,000,000	174,330
10.250%, 07/15/22	2,155,000,000	194,357
11.000%, 11/15/20	6,217,000,000	579,315
12.800%, 06/15/21	8,576,000,000	877,331
12.900%, 06/15/22	3,361,000,000	347,230
		3,806,638
Ireland (9.4%)
Government (9.4%)
Ireland Government Bond (EUR)
4.400%, 06/18/19	125,000	189,016
4.500%, 10/18/18	98,000	149,716
4.500%, 04/18/20	546,000	822,684
5.000%, 10/18/20	2,716,000	4,206,657
5.400%, 03/13/25	2,689,100	4,214,157
5.500%, 10/18/17	1,317,000	2,062,521
5.900%, 10/18/19	310,000	501,307
		12,146,058
Lithuania (1.8%)
Government (1.8%)
Lithuania Government International Bond (USD)
6.125%, 03/09/21 (d)	100,000	113,280
6.750%, 01/15/15 (d)	1,130,000	1,193,849
7.375%, 02/11/20 (d)	900,000	1,081,350
		2,388,479
Malaysia (1.6%)
Government (1.6%)
Malaysia Government Bond (MYR)
3.197%, 10/15/15	550,000	167,575
3.434%, 08/15/14	1,365,000	417,921
3.741%, 02/27/15	1,275,000	391,189
3.835%, 08/12/15	995,000	306,258
4.720%, 09/30/15	2,485,000	777,164
		2,060,107
Mexico (4.5%)
Government (4.5%)
Mexican Bonos (MXN)
6.000%, 06/18/15	3,126,000	246,348
6.250%, 06/16/16	4,589,000	367,929
7.000%, 06/19/14	703,000	54,518
7.250%, 12/15/16	7,847,000	644,806
7.750%, 12/14/17	5,000,000	418,480
8.000%, 12/17/15	38,033,000	3,131,294
9.500%, 12/18/14	2,130,000	171,401

See accompanying notes to financial statements.

Advantus International Bond Fund
Investments in Securities – continued

	Principal(b)	Value(a)
Mexican Udibonos (MXN)
2.500%, 12/10/20	1,396,210	$108,031
3.500%, 12/14/17	2,529,366	208,170
4.000%, 06/13/19	1,745,262	147,220
4.500%, 12/18/14	1,020,346	81,530
5.000%, 06/16/16	2,554,659	215,091
		5,794,818
Philippines (0.6%)
Government (0.6%)
Philippine Government Bond (PHP)
1.625%, 04/25/16	31,760,000	707,752
6.250%, 01/27/14	780,000	17,643
7.000%, 01/27/16	1,240,000	30,723
9.125%, 09/04/16	730,000	19,381
		775,499
Poland (10.3%)
Government (10.3%)
Poland Government Bond (PLN)
2.710%, 01/25/17 (e)	2,011,000	664,057
2.710%, 01/25/21 (e)	2,040,000	660,518
2.950%, 01/25/16 (c)	3,860,000	1,202,472
2.986%, 07/25/15 (c)	911,000	289,286
3.951%, 07/25/14 (c)	815,000	266,503
4.351%, 01/25/14 (c)	3,405,000	1,126,631
5.000%, 04/25/16	600,000	207,195
5.500%, 04/25/15	1,616,000	554,449
5.750%, 04/25/14	9,800,000	3,281,546
5.750%, 09/23/22	5,900,000	2,157,232
6.250%, 10/24/15	2,925,000	1,027,306
Poland Government International Bond (USD) 6.375%, 07/15/19	1,700,000	1,986,875
		13,424,070
Russia (2.3%)
Government (2.3%)
Russian Foreign Bond (USD) 7.500%, 03/31/30 (d) (f)	2,545,400	2,965,900
Serbia (0.7%)
Government (0.7%)
Republic of Serbia (USD)
4.875%, 02/25/20 (d)	360,000	340,380
5.250%, 11/21/17 (d)	200,000	200,500
7.250%, 09/28/21 (d)	410,000	431,525
		972,405
Singapore (1.3%)
Government (1.3%)
Singapore Government Bond (SGD) 0.250%, 02/01/14	2,100,000	1,663,065
Slovenia (0.6%)
Government (0.6%)
Slovenia Government International Bond (USD)
5.500%, 10/26/22 (d)	530,000	528,675
5.850%, 05/10/23 (d)	200,000	203,000
		731,675
	Principal(b)	Value(a)
South Korea (14.8%)
Financial (7.8%)
Export-Import Bank of Korea (KRW) 1.450%, 05/19/14 (d)	1,510,000	$235,443
Korea Monetary Stabilization Bond (KRW)
2.470%, 04/02/15	1,188,850,000	1,123,086
2.740%, 02/02/15	376,480,000	356,848
2.760%, 06/02/15	346,400,000	328,315
2.780%, 10/02/14	70,700,000	67,043
2.800%, 08/02/15	400,160,000	379,479
2.810%, 10/02/15	55,000,000	52,166
2.820%, 08/02/14	17,800,000	16,884
2.840%, 12/02/14	124,780,000	118,415
2.900%, 12/02/15	6,685,600,000	6,349,100
3.280%, 06/02/14	476,450,000	452,655
3.470%, 02/02/14	273,450,000	259,293
3.590%, 04/02/14	401,900,000	381,766
		10,120,493
Government (7.0%)
Korea Treasury Bond (KRW)
2.750%, 12/10/15	754,400,000	714,271
2.750%, 06/10/16	2,257,800,000	2,135,500
3.000%, 12/10/16	2,223,800,000	2,115,816
3.250%, 12/10/14	108,270,000	103,139
3.250%, 06/10/15	175,600,000	167,566
3.500%, 06/10/14	4,090,410,000	3,890,752
		9,127,044
		19,247,537
Sri Lanka (1.3%)
Government (1.3%)
Sri Lanka Government Bond (LKR)
6.500%, 07/15/15	4,310,000	31,885
7.000%, 03/01/14	140,000	1,068
8.000%, 11/15/18	100,000	715
8.500%, 06/01/18	10,000	74
9.000%, 05/01/21	20,000	145
11.000%, 08/01/15	82,800,000	653,987
11.000%, 09/01/15	120,750,000	951,636
11.750%, 04/01/14	130,000	1,002
		1,640,512
Sweden (2.4%)
Government (2.4%)
Kommuninvest I Sverige AB (SEK) 2.250%, 05/05/14	4,380,000	685,257
Sweden Government Bond (SEK) 6.750%, 05/05/14	15,600,000	2,476,384
		3,161,641
Ukraine (5.1%)
Government (5.1%)
Financing of Infrastructural Projects State Enterprise (USD) 7.400%, 04/20/18 (d)	200,000	177,750

See accompanying notes to financial statements.

Advantus International Bond Fund
Investments in Securities – continued

	Principal(b)	Value(a)
Ukraine Government International Bond (EUR) 4.950%, 10/13/15 (d)	100,000	$131,498
Ukraine Government International Bond (USD)
6.250%, 06/17/16 (d)	200,000	187,700
7.500%, 04/17/23 (d)	2,600,000	2,328,300
7.750%, 09/23/20 (d)	100,000	92,250
7.800%, 11/28/22 (d)	1,600,000	1,446,400
7.950%, 02/23/21 (d)	410,000	378,225
9.250%, 07/24/17 (d)	1,840,000	1,834,627
		6,576,750
United States (0.0%)
Government (0.0%)
County of Bexar, Texas (USD) 5.250%, 08/15/47	50,000	52,070
Vietnam (0.7%)
Government (0.7%)
Socialist Republic of Vietnam (USD) 6.750%, 01/29/20 (d)	880,000	952,600
Total long-term debt securities (cost: $93,812,449)		98,988,389
Short-Term Securities (20.9%)
Hungary (0.0%)
Hungary Treasury Bill (HUF) 5.232%, 01/08/14 (c)	9,100,000	42,146
Malaysia (2.4%)
Bank Negara Malaysia Monetary Note (MYR)
2.827%, 03/27/14 (c)	130,000	39,427
2.830%, 04/15/14 (c)	20,000	6,056
2.830%, 09/09/14 (c)	275,000	82,277
2.830%, 09/18/14 (c)	250,000	74,744
2.850%, 02/06/14 (c)	15,000	4,566
2.850%, 02/18/14 (c)	235,000	71,472
2.850%, 05/20/14 (c)	320,000	96,618
2.855%, 05/27/14 (c)	340,000	102,598
2.858%, 03/20/14 (c)	100,000	30,341
2.859%, 02/20/14 (c)	380,000	115,553
2.860%, 07/08/14 (c)	150,000	45,108
2.860%, 08/14/14 (c)	820,000	245,847
2.861%, 05/15/14 (c)	200,000	60,411
2.870%, 06/03/14 (c)	380,000	114,603
2.873%, 04/24/14 (c)	280,000	84,718
2.873%, 06/17/14 (c)	310,000	93,385
2.873%, 07/24/14 (c)	150,000	45,049
2.875%, 07/15/14 (c)	100,000	29,726
2.876%, 01/16/14 (c)	1,070,000	326,397
2.877%, 11/06/14 (c)	160,000	47,649
2.879%, 07/03/14 (c)	60,000	18,051
2.880%, 02/25/14 (c)	185,000	56,234
2.882%, 01/09/14 (c)	480,000	146,458
2.885%, 10/16/14 (c)	280,000	83,526
2.889%, 08/05/14 (c)	810,000	243,024
2.895%, 10/02/14 (c)	920,000	274,749
2.898%, 04/03/14 (c)	30,000	9,094
2.898%, 06/05/14 (c)	190,000	57,292
2.909%, 03/13/14 (c)	470,000	142,681
2.923%, 08/21/14 (c)	300,000	89,894
2.927%, 11/18/14 (c)	20,000	5,950
2.930%, 01/23/14 (c)	10,000	3,048
2.930%, 01/30/14 (c)	210,000	63,967
	Shares/ Principal(b)	Value(a)
2.937%, 06/12/14 (c)	130,000	$39,177
2.947%, 10/28/14 (c)	505,000	150,501
2.954%, 06/19/14 (c)	240,000	72,286
Malaysia Treasury Bill (MYR) 2.900%, 05/30/14 (c)	20,000	6,033
		3,178,510
Mexico (3.1%)
Mexican Cetes (MXN)
3.660%, 03/20/14 (c)	2,374,000	179,903
3.741%, 10/16/14 (c)	18,675,100	1,385,808
3.751%, 12/11/14 (c)	23,769,000	1,753,699
3.853%, 04/03/14 (c)	813,000	61,528
3.993%, 04/30/14 (c)	4,624,000	349,001
4.059%, 01/09/14 (c)	4,154,800	316,979
		4,046,918
Philippines (0.7%)
Philippine Treasury Bill (PHP)
0.073%, 04/10/14 (c)	3,210,000	72,326
0.154%, 10/08/14 (c)	27,180,000	608,324
0.205%, 04/02/14 (c)	2,380,000	53,625
0.529%, 02/05/14 (c)	210,000	4,730
0.618%, 01/08/14 (c)	160,000	3,583
0.722%, 08/06/14 (c)	100,000	2,253
0.725%, 09/03/14 (c)	2,420,000	54,247
0.847%, 03/05/14 (c)	2,110,000	47,502
0.971%, 07/02/14 (c)	200,000	4,506
		851,096
Singapore (0.5%)
Monetary Authority of Singapore (SGD)
0.302%, 02/14/14 (c)	240,000	190,033
0.310%, 02/07/14 (c)	250,000	197,959
Singapore Treasury Bill (SGD) 0.281%, 05/16/14 (c)	280,000	221,552
		609,544
South Korea (0.9%)
Korea Monetary Stabilization Bond (KRW)
2.550%, 05/09/14	195,900,000	185,586
2.570%, 06/09/14	540,000,000	511,566
2.720%, 09/09/14	532,000,000	504,298
		1,201,450
United States (3.9%)
Federal Home Loan Bank (USD) 1.000%, 01/02/14 (c)	5,000,000	5,000,000
Investment Companies (9.4%)
United States (9.4%)
Dreyfus Treasury Cash Management Fund (USD), current rate 0.010%	12,140,075	12,140,075
Total short-term securities (cost: $27,253,839)		27,069,739
Total investments in securities (cost: $121,066,288) (g)		126,058,128
Cash and other assets in excess of liabilities (2.8%)		3,583,014
Total net assets (100.0%)		$129,641,142

See accompanying notes to financial statements.

Advantus International Bond Fund
Investments in Securities – continued

Foreign Forward Currency Contracts

On December 31, 2013, International Bond Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
01/06/14	34,010	USD	2,199,000	INR	$1,515	CIT
01/06/14	2,199,000	INR	35,433	USD	(92)	CIT
01/06/14	250,314	USD	16,044,000	INR	8,881	HSB
01/06/14	16,044,000	INR	258,150	USD	(1,046)	HSB
01/07/14	218,664	USD	13,884,000	INR	5,583	DBK
01/07/14	13,884,000	INR	223,215	USD	(1,031)	DBK
01/08/14	166,747	USD	515,800	MYR	(9,323)	DBK
01/08/14	41,097	USD	2,586,000	INR	661	DBK
01/09/14	3,651,085	EUR	31,461,400	SEK	(132,935)	DBK
01/10/14	9,980,000	JPY	114,385	USD	19,431	CIT
01/10/14	331,152	USD	1,023,987	MYR	(18,665)	HSB
01/13/14	207,254	USD	102,000,000	CLP	(13,343)	MSC
01/13/14	252,202	EUR	330,130	USD	(17,389)	UBS
01/13/14	2,481,000	EUR	3,249,440	USD	(169,229)	UBS
01/13/14	472,878	EUR	619,343	USD	(32,255)	UBS
01/14/14	204,914	EUR	272,536	USD	(9,823)	CIT
01/14/14	482,000	EUR	638,602	USD	(25,565)	DBK
01/14/14	141,863	EUR	185,734	USD	(9,744)	JPM
01/14/14	19,970,000	JPY	228,197	USD	38,190	UBS
01/14/14	9,950,000	JPY	113,955	USD	19,284	UBS
01/15/14	254,338	USD	15,917,000	INR	2,255	DBK
01/15/14	35,690,000	JPY	406,492	USD	66,912	HSB
01/16/14	10,020,000	JPY	112,934	USD	17,597	DBK
01/16/14	34,870	USD	107,000	MYR	(2,230)	JPM
01/16/14	20,250,000	JPY	228,066	USD	35,393	UBS
01/16/14	25,460,000	JPY	286,970	USD	44,725	UBS
01/17/14	459,600	EUR	614,945	USD	(18,355)	DBK
01/17/14	395,143	USD	24,767,000	INR	3,928	DBK
01/21/14	190,000	EUR	249,727	USD	(12,081)	BCB
01/21/14	228,502	USD	14,426,000	INR	3,723	JPM
01/22/14	348,150	USD	171,290,000	CLP	(22,827)	DBK
01/22/14	80,727	USD	5,058,000	INR	676	DBK
01/22/14	204,914	EUR	273,017	USD	(9,340)	JPM
01/22/14	154,136	USD	9,656,000	INR	1,267	JPM
01/24/14	494,294	USD	242,970,000	CLP	(32,931)	DBK
01/24/14	233,871	USD	290,000	SGD	(4,174)	JPM
01/27/14	362,540	EUR	482,965	USD	(16,588)	UBS
01/27/14	52,800,000	JPY	598,504	USD	96,096	UBS
01/28/14	310,400	EUR	415,461	USD	(12,247)	CIT
01/28/14	307,688	USD	151,290,000	CLP	(20,534)	DBK
01/28/14	50,203,538	JPY	560,620	USD	82,916	DBK
01/28/14	64,982,551	JPY	726,062	USD	107,730	HSB
01/29/14	99,603	USD	48,870,000	CLP	(6,856)	DBK
01/29/14	161,351	USD	10,174,000	INR	2,116	HSB
01/30/14	216,999	USD	674,000	MYR	(11,568)	JPM
01/30/14	105,549	USD	51,930,000	CLP	(7,005)	JPM
01/31/14	198,578	USD	97,750,000	CLP	(13,105)	DBK
01/31/14	300,000	EUR	404,709	USD	(8,668)	DBK
02/03/14	184,693	USD	91,220,000	CLP	(11,666)	DBK
02/03/14	302,000	EUR	409,557	USD	(6,574)	UBS
02/04/14	153,724	USD	484,000	MYR	(6,248)	JPM
02/06/14	711,193	USD	907,084	SGD	7,292	DBK
02/06/14	351,100	USD	1,113,865	MYR	(11,740)	HSB
02/07/14	256,845	USD	327,000	SGD	2,166	DBK
02/07/14	264,328	USD	327,000	SGD	(5,317)	HSB
02/10/14	454,000	EUR	614,793	USD	(10,781)	CIT
02/10/14	14,673,000	JPY	148,946	USD	9,318	CIT
02/10/14	39,838	USD	2,528,000	INR	665	DBK
02/10/14	158,000	EUR	213,671	USD	(4,040)	HSB

See accompanying notes to financial statements.

Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
02/10/14	341,000	EUR	461,687	USD	$(8,183)	UBS
02/11/14	389,000	EUR	525,578	USD	(10,432)	BCB
02/11/14	76,097	EUR	328,000	PLN	3,584	BCB
02/11/14	104,826	USD	51,700,000	CLP	(6,848)	BCB
02/11/14	210,000	EUR	281,805	USD	(7,557)	DBK
02/11/14	76,260	EUR	328,000	PLN	3,360	DBK
02/12/14	785,727	USD	996,930	SGD	3,929	BCB
02/12/14	104,880	USD	51,800,000	CLP	(6,723)	DBK
02/12/14	81,960	USD	92,000,000	KRW	5,100	DBK
02/12/14	14,652,000	JPY	157,854	USD	18,424	GSC
02/12/14	42,430	USD	2,730,000	INR	1,289	HSB
02/13/14	105,942	USD	6,890,000	INR	4,370	HSB
02/13/14	160,000	EUR	214,608	USD	(5,859)	UBS
02/14/14	611,268	USD	1,927,206	MYR	(24,368)	DBK
02/14/14	76,125	EUR	328,000	PLN	3,525	DBK
02/14/14	89,478	USD	44,110,000	CLP	(5,912)	DBK
02/14/14	239,668	USD	118,480,000	CLP	(15,210)	MSC
02/18/14	268,665	USD	132,460,000	CLP	(17,834)	DBK
02/18/14	105,714	USD	6,930,000	INR	5,109	DBK
02/18/14	6,828,270	JPY	73,359	USD	8,379	GSC
02/18/14	151,899	USD	192,000	SGD	183	HSB
02/18/14	8,030,000	JPY	86,275	USD	9,858	JPM
02/18/14	140,268	USD	9,191,000	INR	6,712	JPM
02/19/14	153,607	USD	485,000	MYR	(5,949)	HSB
02/19/14	1,087,159	USD	1,228,000,000	KRW	74,777	HSB
02/19/14	206,000	EUR	275,453	USD	(8,397)	JPM
02/19/14	206,000	EUR	275,177	USD	(8,673)	JPM
02/20/14	357,239	USD	175,690,000	CLP	(24,620)	CIT
02/20/14	1,470,000	USD	19,151,013	MXN	(13,478)	CIT
02/20/14	98,081	USD	6,313,000	INR	2,828	DBK
02/21/14	210,000	EUR	281,106	USD	(8,256)	GSC
02/21/14	98,171	USD	48,300,000	CLP	(6,739)	JPM
02/24/14	19,720,000	JPY	211,022	USD	23,353	HSB
02/24/14	166,345	USD	82,000,000	CLP	(11,171)	JPM
02/24/14	117,832	USD	58,250,000	CLP	(7,601)	MSC
02/25/14	166,862	USD	82,530,000	CLP	(10,702)	DBK
02/25/14	19,700,000	JPY	212,508	USD	25,028	JPM
02/26/14	545,337	EUR	727,027	USD	(24,399)	BCB
02/26/14	51,267	EUR	68,344	USD	(2,297)	BCB
02/26/14	182,808	USD	90,490,000	CLP	(11,606)	DBK
02/26/14	119,420	USD	7,654,000	INR	2,752	DBK
02/26/14	201,152	USD	99,500,000	CLP	(12,903)	MSC
02/26/14	52,556,000	JPY	533,780	USD	33,616	UBS
02/26/14	743,770	EUR	993,937	USD	(30,912)	UBS
02/27/14	54,600,000	JPY	583,209	USD	63,590	BCB
02/27/14	50,045	EUR	66,849	USD	(2,109)	BCB
02/27/14	142,450	EUR	190,276	USD	(6,007)	BCB
02/27/14	275,920	USD	136,470,000	CLP	(17,754)	DBK
02/27/14	42,000	EUR	55,546	USD	(2,326)	DBK
02/27/14	12,300	EUR	16,267	USD	(681)	DBK
02/27/14	318,658	USD	407,500	SGD	4,123	DBK
02/27/14	249,513	USD	15,997,000	INR	5,770	DBK
02/27/14	154,645	USD	9,920,000	INR	3,660	HSB
02/28/14	72,989	USD	36,150,000	CLP	(4,610)	DBK
02/28/14	126,444	USD	156,500	SGD	(2,480)	DBK
02/28/14	122,046	USD	156,500	SGD	1,918	DBK
02/28/14	207,349	USD	13,249,000	INR	4,031	DBK
02/28/14	59,638	USD	29,500,000	CLP	(3,838)	JPM
02/28/14	45,268	USD	2,901,250	INR	1,019	JPM
02/28/14	45,200	USD	2,901,250	INR	1,088	JPM
02/28/14	90,906	USD	5,802,500	INR	1,670	JPM
02/28/14	132,617	EUR	177,609	USD	(5,126)	UBS
03/03/14	34,296	USD	2,220,000	INR	1,098	CIT
03/03/14	189,686	USD	93,885,000	CLP	(12,159)	DBK
03/03/14	1,865,214	EUR	2,454,155	USD	(115,941)	DBK

See accompanying notes to financial statements.

Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
03/03/14	168,597	USD	10,920,000	INR	$5,504	HSB
03/03/14	20,800,000	JPY	228,732	USD	30,778	JPM
03/04/14	20,800,000	JPY	228,446	USD	30,491	HSB
03/04/14	23,200,000	JPY	252,366	USD	31,570	UBS
03/05/14	277,638	USD	137,500,000	CLP	(17,697)	BCB
03/05/14	189,170	USD	93,885,000	CLP	(11,682)	DBK
03/05/14	13,000	EUR	16,933	USD	(980)	DBK
03/06/14	205,576	USD	102,120,000	CLP	(12,542)	DBK
03/07/14	157,427	EUR	205,984	USD	(10,936)	BCB
03/07/14	57,903,900	JPY	584,045	USD	32,961	BCB
03/07/14	204,947	USD	101,500,000	CLP	(13,105)	DBK
03/07/14	1,620,000	EUR	2,120,418	USD	(111,793)	DBK
03/10/14	259,873	EUR	338,547	USD	(19,534)	BCB
03/10/14	730,071	EUR	953,801	USD	(52,169)	CIT
03/10/14	559,824	USD	7,354,410	MXN	(1,279)	HSB
03/10/14	104,000	EUR	135,720	USD	(7,582)	HSB
03/10/14	89,091	USD	44,100,000	CLP	(5,766)	MSC
03/10/14	294,000	EUR	384,185	USD	(20,920)	MSC
03/13/14	199,677	USD	98,760,000	CLP	(13,137)	DBK
03/13/14	27,000	EUR	35,588	USD	(1,615)	JPM
03/14/14	443,393	USD	553,000	SGD	(5,352)	HSB
03/17/14	80,099	EUR	104,230	USD	(6,138)	BCB
03/18/14	55,874	EUR	72,535	USD	(4,454)	CIT
03/18/14	405,271	USD	199,920,000	CLP	(27,864)	DBK
03/18/14	231,826	USD	14,696,000	INR	1,643	JPM
03/19/14	21,026,000	JPY	220,225	USD	20,102	CIT
03/19/14	56,640,000	JPY	596,556	USD	57,464	CIT
03/19/14	321,222	USD	409,700	SGD	3,311	DBK
03/19/14	375,135	USD	468,000	SGD	(4,421)	HSB
03/19/14	231,807	USD	297,000	SGD	3,454	JPM
03/19/14	29,650,000	JPY	309,936	USD	27,731	MSC
03/21/14	45,378	EUR	58,928	USD	(3,599)	BCB
03/21/14	98,483	USD	48,700,000	CLP	(6,578)	JPM
03/24/14	28,760,000	JPY	304,027	USD	30,285	BCB
03/24/14	28,159,000	JPY	298,253	USD	30,232	DBK
03/25/14	13,332,130	JPY	140,560	USD	13,662	BCB
03/26/14	94,407	EUR	122,795	USD	(7,288)	CIT
03/26/14	142,000	EUR	184,494	USD	(11,169)	DBK
03/26/14	120,327	USD	7,654,000	INR	1,039	DBK
03/28/14	19,975	USD	1,265,000	INR	74	DBK
03/28/14	89,533	USD	5,688,000	INR	617	JPM
03/31/14	22,832	EUR	29,440	USD	(2,020)	DBK
04/03/14	78,175	EUR	100,467	USD	(7,251)	DBK
04/04/14	207,230	USD	102,330,000	CLP	(14,410)	DBK
04/04/14	326,000	EUR	419,611	USD	(29,585)	DBK
04/07/14	122,716	EUR	157,942	USD	(11,149)	BCB
04/07/14	34,761	USD	2,199,000	INR	10	CIT
04/07/14	219,198	USD	13,884,000	INR	342	DBK
04/07/14	253,300	USD	16,044,000	INR	395	HSB
04/10/14	602,000	EUR	786,736	USD	(42,765)	HSB
04/11/14	121,475	EUR	158,980	USD	(8,401)	DBK
04/11/14	301,000	EUR	394,084	USD	(20,667)	UBS
04/14/14	244,000	EUR	319,809	USD	(16,402)	JPM
04/14/14	170,050	USD	83,180,000	CLP	(13,472)	MSC
04/16/14	457,263	USD	1,465,895	MYR	(12,448)	DBK
04/16/14	510,253	EUR	667,885	USD	(35,201)	HSB
04/21/14	22,030,000	JPY	226,468	USD	16,746	BCB
04/21/14	374,392	USD	1,155,000	MYR	(24,015)	JPM
04/21/14	130,627	USD	402,984	MYR	(8,379)	JPM
04/21/14	13,240,000	JPY	135,917	USD	9,874	JPM
04/21/14	151,315	USD	74,530,000	CLP	(11,118)	MSC
04/22/14	119,438	EUR	157,297	USD	(7,279)	BCB
04/22/14	12,300,000	JPY	125,696	USD	8,601	CIT
04/22/14	32,855	EUR	43,008	USD	(2,263)	JPM
04/22/14	15,980,000	JPY	163,243	USD	11,115	JPM

See accompanying notes to financial statements.

Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
04/23/14	341,000	EUR	446,949	USD	$(22,924)	DBK
04/25/14	220,162	EUR	287,576	USD	(15,792)	BCB
04/28/14	95,064	USD	47,223,000	CLP	(6,296)	JPM
04/30/14	84,263	EUR	109,896	USD	(6,213)	BCB
04/30/14	535,000	EUR	710,277	USD	(26,919)	DBK
05/05/14	336,531	EUR	446,052	USD	(17,668)	BCB
05/07/14	32,000	EUR	41,995	USD	(2,099)	BCB
05/07/14	32,000	EUR	42,099	USD	(1,995)	GSC
05/07/14	43,000	EUR	56,571	USD	(2,681)	GSC
05/08/14	51,000	EUR	66,790	USD	(3,485)	GSC
05/12/14	14,673,000	JPY	148,727	USD	9,022	CIT
05/12/14	32,000	EUR	42,277	USD	(1,818)	GSC
05/12/14	105,477	USD	52,000,000	CLP	(7,866)	MSC
05/12/14	16,000	EUR	21,126	USD	(921)	UBS
05/13/14	19,620,000	JPY	198,148	USD	11,340	GSC
05/13/14	203,000	EUR	271,472	USD	(8,252)	GSC
05/13/14	14,666,000	JPY	148,089	USD	8,450	UBS
05/14/14	14,665,000	JPY	145,767	USD	6,136	CIT
05/19/14	151,802	USD	192,500	SGD	698	DBK
05/20/14	62,000	EUR	80,337	USD	(5,097)	GSC
05/20/14	92,000	EUR	119,209	USD	(7,563)	GSC
05/21/14	62,000	EUR	79,810	USD	(5,624)	BCB
05/27/14	290,055	EUR	1,238,000	PLN	7,055	MSC
06/05/14	22,710	EUR	29,669	USD	(1,625)	BCB
06/09/14	46,300,000	JPY	466,875	USD	25,956	CIT
06/09/14	74,750	EUR	98,152	USD	(4,852)	DBK
06/09/14	58,800	EUR	77,209	USD	(3,817)	DBK
06/09/14	69,400,000	JPY	700,939	USD	40,037	HSB
06/09/14	46,500,000	JPY	467,032	USD	24,208	JPM
06/10/14	62,600,000	JPY	643,264	USD	47,114	BCB
06/10/14	66,670,000	JPY	689,224	USD	54,315	HSB
06/10/14	45,210,000	JPY	459,468	USD	28,926	JPM
06/11/14	87,565	EUR	384,000	PLN	5,384	CIT
06/11/14	22,100,000	JPY	229,978	USD	19,515	DBK
06/11/14	61,770,000	JPY	643,279	USD	55,030	JPM
06/12/14	451,800	EUR	1,967,000	PLN	23,054	DBK
06/13/14	69,000	EUR	91,615	USD	(3,467)	DBK
06/16/14	17,886,000	JPY	188,274	USD	17,935	CIT
06/17/14	26,000,000	JPY	275,176	USD	27,562	JPM
06/20/14	46,960,000	JPY	457,049	USD	9,811	DBK
06/20/14	279,587	USD	352,000	SGD	(715)	HSB
06/23/14	351,502	USD	441,100	SGD	(2,039)	DBK
06/30/14	731,435	EUR	6,480,000	SEK	(1,949)	UBS
07/14/14	315,506	USD	1,023,565	MYR	(6,467)	DBK
07/15/14	360,730	USD	1,160,000	MYR	(10,519)	DBK
07/16/14	161,000	EUR	210,491	USD	(11,377)	BCB
07/16/14	461,886	EUR	4,056,247	SEK	(6,958)	MSC
07/16/14	842,872	EUR	7,423,850	SEK	(9,311)	UBS
07/18/14	253,000	EUR	332,758	USD	(15,894)	BCB
07/18/14	71,760	USD	232,000	MYR	(1,730)	DBK
07/18/14	191,972	EUR	813,000	MYR	(19,143)	DBK
07/22/14	139,000	EUR	182,343	USD	(9,211)	DBK
07/22/14	215,064	EUR	918,000	MYR	(19,337)	DBK
07/22/14	112,692	USD	366,000	MYR	(2,238)	DBK
07/22/14	558,745	EUR	4,866,106	SEK	(14,821)	MSC
07/23/14	126,000	EUR	165,567	USD	(8,073)	DBK
07/24/14	32,786,000	JPY	329,553	USD	17,220	CIT
07/24/14	51,000,000	JPY	511,894	USD	26,046	JPM
07/25/14	138,169	USD	445,000	MYR	(3,897)	DBK
07/25/14	277,008	EUR	1,180,000	MYR	(25,699)	DBK
07/25/14	184,000	EUR	243,365	USD	(10,205)	DBK
07/25/14	184,000	EUR	243,590	USD	(9,979)	GSC
07/25/14	17,600,000	JPY	177,554	USD	9,887	JPM
07/28/14	30,914	EUR	40,940	USD	(1,663)	CIT
07/29/14	60,350,000	JPY	608,011	USD	33,065	BCB

See accompanying notes to financial statements.

Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
07/30/14	273,769	EUR	1,180,000	MYR	$(21,342)	JPM
07/30/14	3,999,335	USD	13,031,032	MYR	(68,566)	JPM
07/31/14	1,152,353	USD	1,454,500	SGD	181	JPM
07/31/14	535,000	EUR	711,237	USD	(26,056)	JPM
07/31/14	168,800	USD	89,810,000	CLP	(1,558)	MSC
08/01/14	919,456	USD	1,165,870	SGD	4,375	MSC
08/01/14	536,000	EUR	713,362	USD	(25,310)	UBS
08/04/14	97,592	EUR	129,588	USD	(4,907)	BCB
08/04/14	535,000	EUR	709,105	USD	(28,195)	HSB
08/05/14	335,000	EUR	444,290	USD	(17,385)	BCB
08/06/14	366,500	EUR	484,771	USD	(20,317)	JPM
08/08/14	59,760	EUR	79,558	USD	(2,799)	CIT
08/11/14	15,430,000	JPY	159,450	USD	12,433	BCB
08/11/14	15,440,000	JPY	159,554	USD	12,441	CIT
08/11/14	17,124	EUR	22,817	USD	(782)	CIT
08/11/14	273,000	EUR	364,005	USD	(12,232)	DBK
08/11/14	360,500	EUR	480,049	USD	(16,776)	JPM
08/12/14	514,381	USD	651,000	SGD	1,501	DBK
08/12/14	15,430,000	JPY	160,582	USD	13,564	DBK
08/12/14	107,000	EUR	143,256	USD	(4,207)	GSC
08/18/14	201,575	USD	256,000	SGD	1,298	BCB
08/18/14	93,656	USD	106,000,000	KRW	6,161	JPM
08/19/14	151,838	USD	192,500	SGD	714	DBK
08/19/14	831,019	EUR	3,590,000	PLN	28,310	DBK
08/19/14	51,438,000	JPY	524,038	USD	33,902	DBK
08/19/14	151,467	USD	192,000	SGD	688	HSB
08/20/14	96,755,000	JPY	997,474	USD	75,518	HSB
08/20/14	46,522,000	JPY	478,486	USD	35,189	JPM
08/20/14	23,117,000	JPY	237,872	USD	17,596	JPM
08/20/14	84,372	USD	44,900,000	CLP	(927)	MSC
08/21/14	761,000	EUR	1,017,301	USD	(31,502)	JPM
08/22/14	23,068,000	JPY	237,913	USD	18,099	BCB
08/25/14	131,855	EUR	176,763	USD	(4,960)	BCB
08/25/14	46,090,000	JPY	474,463	USD	35,262	CIT
08/25/14	22,797,000	JPY	234,571	USD	17,334	DBK
08/25/14	45,752,000	JPY	469,776	USD	33,796	HSB
08/26/14	64,764,000	JPY	658,840	USD	41,685	BCB
08/26/14	434,804	EUR	3,820,973	SEK	(6,585)	DBK
08/26/14	45,992,000	JPY	467,867	USD	29,596	JPM
08/27/14	318,783	USD	407,500	SGD	4,166	DBK
08/27/14	38,472,000	JPY	389,787	USD	23,173	DBK
08/27/14	73,808,000	JPY	747,900	USD	44,556	HSB
08/27/14	33,447,000	JPY	339,348	USD	20,619	JPM
08/27/14	327,271	EUR	437,637	USD	(13,412)	JPM
08/29/14	51,798	EUR	69,171	USD	(2,218)	DBK
08/29/14	22,848,000	JPY	235,148	USD	17,416	JPM
09/03/14	27,000	EUR	35,756	USD	(1,456)	DBK
09/03/14	59,000	EUR	78,134	USD	(3,182)	DBK
09/05/14	74,750	EUR	98,647	USD	(4,377)	DBK
09/19/14	33,313	EUR	44,506	USD	(1,409)	BCB
09/22/14	616,157	EUR	823,555	USD	(25,695)	UBS
09/23/14	384,000	EUR	521,019	USD	(8,250)	DBK
09/24/14	81,780	EUR	110,710	USD	(2,008)	BCB
09/26/14	179,000	EUR	241,547	USD	(5,171)	DBK
09/30/14	183,992	USD	96,320,000	CLP	(5,717)	DBK
09/30/14	9,763,000	JPY	99,014	USD	5,950	JPM
10/01/14	234,201	USD	769,000	MYR	(3,070)	HSB
10/07/14	1,455,084	USD	19,820,860	MXN	27,111	HSB
10/14/14	903,767	USD	12,237,000	MXN	10,773	DBK
10/15/14	1,260,000	EUR	1,706,740	USD	(30,026)	CIT
10/20/14	1,004,000	EUR	1,363,462	USD	(20,456)	HSB
10/20/14	144,354	USD	467,000	MYR	(4,134)	JPM
10/22/14	27,530,000	JPY	282,301	USD	19,812	BCB
10/22/14	262,223	USD	841,000	MYR	(9,733)	HSB
10/24/14	146,102	USD	76,119,000	CLP	(5,537)	CIT
See accompanying notes to financial statements.

Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
10/24/14	195,001	USD	628,000	MYR	$(6,479)	DBK
10/24/14	129,288	USD	418,635	MYR	(3,617)	HSB
10/27/14	28,881	EUR	39,764	USD	(47)	BCB
10/31/14	131,019	USD	419,000	MYR	(5,285)	JPM
11/10/14	13,826,020	JPY	140,637	USD	8,780	CIT
11/12/14	22,910,000	JPY	232,353	USD	13,858	HSB
11/13/14	13,582,000	JPY	137,345	USD	7,810	JPM
11/14/14	18,200,000	JPY	183,165	USD	9,586	MSC
11/17/14	19,766,000	JPY	199,616	USD	11,095	CIT
11/17/14	956,000	EUR	1,285,552	USD	(32,305)	CIT
11/17/14	13,769,800	JPY	138,923	USD	7,592	SCB
11/19/14	56,774,000	JPY	568,320	USD	26,816	CIT
11/19/14	124,307	USD	405,080	MYR	(2,871)	DBK
11/19/14	45,867,000	JPY	458,854	USD	21,379	DBK
11/20/14	63,773,000	JPY	639,906	USD	31,639	CIT
11/20/14	69,103	USD	225,000	MYR	(1,656)	HSB
11/20/14	11,968,000	JPY	120,027	USD	5,876	HSB
11/20/14	18,297,000	JPY	183,426	USD	8,909	JPM
11/20/14	22,904,000	JPY	229,698	USD	11,240	JPM
12/04/14	100,000	EUR	135,466	USD	(2,392)	DBK
12/09/14	202,851	EUR	276,892	USD	(2,758)	HSB
12/09/14	30,600	EUR	41,804	USD	(381)	SCB
12/15/14	89,000	EUR	122,761	USD	64	JPM
12/17/14	401,911	USD	1,323,172	MYR	(5,831)	JPM
12/22/14	46,870,000	JPY	456,963	USD	9,744	DBK
12/22/14	46,950,000	JPY	457,041	USD	9,058	HSB
12/26/14	22,560,000	JPY	217,561	USD	2,290	BCB
12/26/14	17,150,000	JPY	165,353	USD	1,705	CIT
12/26/14	18,050,000	JPY	174,103	USD	1,867	CIT
					$(100,721)

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  Rate represents annualized yield at date of purchase.

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(e)  Variable rate security.

(f)  Step rate security.

(g)  At December 31, 2013 the cost of securities for federal income tax purposes was $121,066,288. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$6,991,215
Gross unrealized depreciation	(1,999,375)
Net unrealized appreciation	$4,991,840

See accompanying notes to financial statements.

Advantus International Bond Fund
Investments in Securities – continued

Currency Legend

BRL  Brazilian Real

CAD  Canadian Dollar

CLP   Chilean Peso

EUR   Euro

HUF  Hungarian Forint

IDR  Indonesian Rupiah

INR   Indian Rupee

JPY   Japanese Yen

KRW  South Korean Won

LKR  Sri Lankan Rupee

MXN  Mexican New Peso

MYR   Malaysian Ringgit

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD   Singapore Dollar

USD   United States Dollar

Counterparty Legend

BCB  Barclays Bank PLC

CIT  Citibank NA

DBK  Deutsche Bank AG

GSC  Goldman Sachs

HSB  HSBC Bank PLC

JPM  JPMorgan Chase Bank NA

MSC  Morgan Stanley and Co., Inc.

SCB  Standard Chartered Bank

UBS  UBS AG

See accompanying notes to financial statements.

Advantus Managed Volatility Fund
Investments in Securities

December 31, 2013

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (35.2%)
Government Obligations (4.6%)
U.S. Government Agencies and Obligations (4.6%)
Federal Home Loan Mortgage Corporation (FHLMC) (0.4%)
Federal Home Loan Mortgage Corp., 3.000%, 09/01/43	$249,158	$236,341
Federal National Mortgage Association (FNMA) (0.5%)
Federal National Mortgage Assoc., 3.500%, 02/01/43	238,544	237,580
U.S. Treasury (3.7%)
U.S. Treasury Note
0.125%, 04/30/15 (b)	1,000,000	998,828
0.625%, 04/30/18 (b)	1,000,000	964,375
		1,963,203
Total government obligations (cost: $ 2,480,244)		2,437,124
Corporate Obligations (30.6%)
Basic Materials (0.9%)
Mining (0.9%)
BHP Billiton Finance USA, Ltd., 2.875%, 02/24/22 (c)	250,000	239,080
Rio Tinto Finance USA, Ltd., 3.750%, 09/20/21 (c)	250,000	252,399
		491,479
Communications (2.9%)
Cable/Satellite TV (0.9%)
Comcast Corp., 4.650%, 07/15/42	250,000	232,651
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., 4.600%, 02/15/21	250,000	258,171
		490,822
Media (0.6%)
Viacom, Inc., 5.625%, 09/15/19	250,000	284,331
Telephone — Integrated (0.9%)
AT&T, Inc., 4.350%, 06/15/45	250,000	211,648
Verizon Communications, Inc., 5.550%, 02/15/16	250,000	273,405
		485,053
Wireless Telecommunication Services (0.5%)
Rogers Communications, Inc., 4.100%, 10/01/23 (c)	250,000	250,471
Consumer Cyclical (0.5%)
Retail (0.5%)
Wal-Mart Stores, Inc., 1.950%, 12/15/18	250,000	249,098
	Principal	Value(a)
Consumer Staples (0.9%)
Beverages (0.9%)
The Coca-Cola Co., 3.200%, 11/01/23	$500,000	$480,911
Consumer, Non-cyclical (1.5%)
Commercial Service — Finance (0.5%)
Moody's Corp., 4.875%, 02/15/24	250,000	249,774
Drugstore Chains (0.5%)
CVS Pass-Through Trust, 6.943%, 01/10/30	214,763	246,140
Food (0.5%)
ConAgra Foods, Inc., 5.819%, 06/15/17	250,000	281,748
Energy (3.8%)
Oil, Gas & Consumable Fuels (1.2%)
Apache Corp., 3.250%, 04/15/22	181,000	178,331
Chevron Corp., 3.191%, 06/24/23	250,000	239,988
EOG Resources, Inc., 2.625%, 03/15/23	250,000	227,442
		645,761
Pipelines (2.6%)
El Paso Natural Gas Co. LLC, 7.500%, 11/15/26	250,000	303,279
Enbridge Energy Partners L.P., 6.500%, 04/15/18	250,000	290,964
Enterprise Products Operating LLC, 5.750%, 03/01/35	250,000	264,357
Plains All American Pipeline L.P./ PAA Finance Corp., 3.850%, 10/15/23	250,000	243,876
Spectra Energy Partners L.P., 2.950%, 09/25/18	250,000	253,406
		1,355,882
Financial (8.7%)
Banks (4.4%)
Bank of America Corp., 5.700%, 01/24/22	250,000	282,964
Bank of Montreal, 2.375%, 01/25/19 (c)	250,000	249,276
Capital One Financial Corp., 4.750%, 07/15/21	250,000	265,837
Citigroup, Inc., 5.300%, 01/07/16	250,000	270,231
HSBC Bank USA NA, 4.875%, 08/24/20	250,000	269,808
JPMorgan Chase & Co., 4.500%, 01/24/22	250,000	264,433
PNC Bank NA, 3.800%, 07/25/23	250,000	242,460
SunTrust Bank, 2.750%, 05/01/23	250,000	226,669

See accompanying notes to financial statements.

Advantus Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Wells Fargo & Co., 5.125%, 09/15/16	$250,000	$275,183
		2,346,861
Insurance (0.9%)
Liberty Mutual Group, Inc., 4.250%, 06/15/23 (d)	250,000	241,383
Metropolitan Life Global Funding I, 3.875%, 04/11/22 (d)	250,000	252,092
		493,475
Real Estate Investment Trust — Shopping Centers (0.5%)
Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/23	250,000	248,909
Real Estate Investment Trust — Single Tenant (1.5%)
Realty Income Corp., 5.950%, 09/15/16	250,000	277,814
Tanger Properties L.P., 3.875%, 12/01/23	500,000	481,968
		759,782
Real Estate Investment Trust — Storage (0.9%)
CubeSmart L.P., 4.375%, 12/15/23	500,000	488,524
Specialized REIT's (0.5%)
HCP, Inc., 4.250%, 11/15/23	250,000	244,549
Health Care (3.7%)
Biotechnology (0.5%)
Amgen, Inc., 5.700%, 02/01/19	250,000	288,101
Health Care Equipment & Supplies (0.5%)
St Jude Medical, Inc., 4.750%, 04/15/43	250,000	236,937
Health Care Providers & Services (0.9%)
Laboratory Corp. of America Holdings, 4.000%, 11/01/23	250,000	240,228
UnitedHealth Group, Inc., 2.750%, 02/15/23	250,000	228,914
		469,142
Pharmaceuticals (1.8%)
Bristol-Myers Squibb Co., 3.250%, 11/01/23	500,000	479,759
Mylan, Inc., 4.200%, 11/29/23	500,000	491,796
		971,555
	Shares/ Principal	Value(a)
Industrials (2.8%)
Aerospace & Defense (1.4%)
BAE Systems Holdings, Inc., 5.200%, 08/15/15 (d)	$250,000	$265,446
Rockwell Collins, Inc., 3.700%, 12/15/23	500,000	493,607
		759,053
Machinery (1.4%)
Caterpillar Financial Services Corp., 3.750%, 11/24/23	750,000	740,470
Information Technology (0.9%)
IT Services (0.9%)
The Western Union Co., 3.350%, 05/22/19	500,000	499,105
Materials (0.4%)
Chemicals (0.4%)
The Mosaic Co., 5.450%, 11/15/33	200,000	203,770
Transportation (1.8%)
Airlines (0.5%)
United Airlines 2013-1 Class A Pass Through Trust, 4.300%, 02/15/27 (e)	250,000	254,375
Transport — Rail (1.3%)
Kansas City Southern Railway, 4.300%, 05/15/43 (d)	250,000	218,169
Norfolk Southern Corp., 3.850%, 01/15/24	500,000	491,129
		709,298
Utilities (1.8%)
Electric Utilities (1.3%)
Entergy Louisiana LLC, 3.300%, 12/01/22	250,000	235,087
MidAmerican Energy Holdings Co., 3.750%, 11/15/23 (d)	250,000	243,823
PPL Capital Funding, Inc., 3.400%, 06/01/23	250,000	232,623
		711,533
Multi-Utilities (0.5%)
Dominion Gas Holdings LLC, 3.550%, 11/01/23 (d)	250,000	240,806
Total corporate obligations (cost: $16,836,889)		16,177,715
Total long-term debt securities (cost: $19,317,133)		18,614,839
Mutual Funds (26.8%)
Investment Companies (26.8%)
Advantus Index 500 Fund (f)	2,081,359	14,199,025
Total mutual funds (cost: $12,000,000)		14,199,025

See accompanying notes to financial statements.

Advantus Managed Volatility Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (36.4%)
Investment Companies (36.4%)
Dreyfus Treasury Cash Management Fund, current rate 0.010%	19,265,725	$19,265,725
Total short-term securities (cost: $19,265,725)		19,265,725
Total investments in securities (cost: $50,582,858) (g)		52,079,589
Cash and other assets in excess of liabilities (1.6%)		851,210
Total net assets (100.0%)		$52,930,799

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2013, securities with an aggregate market value of $1,463,789 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	March 2014	8	Short	$15,320
S&P 500 E-Mini Index Future	March 2014	8	Long	28,948
S&P 500 Index Future	March 2014	60	Long	1,035,566
		76		$1,079,834

(c)  Foreign security: The Fund held 1.9% of net assets in foreign securities at December 31, 2013.

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(e)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(f)  Affiliated security. (See Note 8.)

(g)  At December 31, 2013 the cost of securities for federal income tax purposes was $50,582,858. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$2,217,022
Gross unrealized depreciation	(720,291)
Net unrealized appreciation	$1,496,731

See accompanying notes to financial statements.

Advantus Money Market Fund
Investments in Securities

December 31, 2013

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Commercial Paper (15.7%)
Consumer Staples (7.3%)
Beverages (3.9%)
Coca-Cola Co., 0.071%, 01/06/14 (b) (c)	$3,500,000	$3,499,966
Food & Staples Retailing (2.3%)
Wal-Mart Stores, Inc., 0.051%, 01/13/14 (b) (c)	2,000,000	1,999,967
Personal Care (1.1%)
Proctor & Gamble Co., 0.061%, 01/13/14 (b) (c)	1,000,000	999,980
Financial (2.2%)
Insurance (2.2%)
Massachusetts Mutual Life Insurance Co., 0.132%, 01/21/14 (b) (c)	2,000,000	1,999,855
Industrials (6.2%)
Aerospace & Defense (1.7%)
Honeywell International, Inc., 0.091%, 02/21/14 (b) (c)	1,500,000	1,499,809
Electrical Equipment (1.1%)
Emerson Electric Co., 0.071%, 01/06/14 (b) (c)	1,000,000	999,990
Machinery (3.4%)
Parker-Hannifin Corp.
0.081%, 02/07/14 (b) (c)	1,000,000	999,918
0.091%, 01/10/14 (b) (c)	2,000,000	1,999,955
		2,999,873
Total commercial paper (cost: $13,999,440)		13,999,440
Certificates of Deposit (7.8%)
Financial (7.8%)
Banks (7.8%)
Bank of Nova Scotia, 0.464%, 01/17/14 (d)	3,250,000	3,250,210
Wells Fargo Bank, NA, 0.237%, 11/14/14 (d)	3,750,000	3,750,000
		7,000,210
Total certificates of deposit (cost: $7,000,210)		7,000,210
Corporate Bonds & Notes (24.5%)
Consumer Staples (4.4%)
Food & Staples Retailing (4.4%)
Target Corp., 0.416%, 07/18/14 (d)	3,925,000	3,929,641
Energy (4.3%)
Oil, Gas & Consumable Fuels (4.3%)
BP Capital Markets PLC, 0.843%, 03/11/14 (d)	3,815,000	3,819,403
	Principal	Value(a)
Financial (8.4%)
Auto Finance (2.5%)
American Honda Finance Corp., 0.242%, 12/05/14 (d)	$2,250,000	$2,250,000
Banks (2.3%)
US Bank NA, 6.300%, 02/04/14	2,000,000	2,010,615
Diversified Financial Services (3.6%)
JPMorgan Chase & Co., 1.038%, 01/24/14 (d)	3,250,000	3,251,552
Industrials (4.2%)
Machinery (4.2%)
John Deere Capital Corp., 0.339%, 10/08/14 (d)	3,793,000	3,796,257
Information Technology (1.7%)
Communications Equipment (1.7%)
Cisco Systems, Inc., 1.625%, 03/14/14	1,500,000	1,504,208
Utilities (1.5%)
Electric Utilities (1.5%)
Southern California Edison Co., 0.297%, 10/01/14 (d)	1,335,000	1,335,000
Total corporate bonds & notes (cost: $21,896,676)		21,896,676
U.S. Government Obligations (37.7%)
Discount Notes (20.4%)
Federal Home Loan Bank
0.041%, 01/22/14 (c)	1,400,000	1,399,967
0.045%, 01/03/14 (c)	2,600,000	2,599,993
0.051%, 01/29/14 (c)	2,400,000	2,399,907
0.066%, 02/28/14 (c)	2,000,000	1,999,791
0.071%, 02/07/14 (c)	2,000,000	1,999,856
Federal Home Loan Mortgage Corporation (FHLMC)
0.030%, 01/08/14 (c)	2,000,000	1,999,988
0.061%, 01/22/14 (c)	2,000,000	1,999,930
0.066%, 02/04/14 (c)	1,000,000	999,939
0.071%, 02/11/14 (c)	2,800,000	2,799,777
		18,199,148
U.S. Treasury (17.3%)
U.S. Treasury Bill
0.011%, 01/16/14 (c)	2,000,000	1,999,991
0.012%, 01/02/14 (c)	3,500,000	3,499,998
0.015%, 01/09/14 (c)	2,000,000	1,999,993
0.019%, 02/06/14 (c)	2,000,000	1,999,963
0.020%, 02/20/14 (c)	2,000,000	1,999,946
0.024%, 01/23/14 (c)	2,000,000	1,999,971
0.030%, 02/27/14 (c)	2,000,000	1,999,907
		15,499,769
Total U.S. government obligations (cost: $33,698,917)		33,698,917

See accompanying notes to financial statements.

Advantus Money Market Fund
Investments in Securities – continued

	Shares/ Principal	Value(a)
Other Short-Term Investments (7.8%)
Asset Backed Securities (7.8%)
ARI Fleet Lease Trust, 0.260%, 04/15/14 (e)	$146,343	$146,343
CCG Receivables Trust, 0.370%, 04/14/14 (e)	104,076	104,076
CNH Equipment Trust
0.230%, 06/16/14	270,629	270,629
0.250%, 09/15/14	637,074	637,074
Direct Capital Funding LLC, 0.700%, 09/20/14 (e)	537,623	537,623
Fifth Third Auto Trust, 0.250%, 09/15/14	437,569	437,569
GE Equipment Small Ticket LLC, 0.230%, 08/25/14 (e)	94,068	94,068
John Deere Owner Trust, 0.250%, 09/26/14	993,808	993,808
M&T Bank Auto Receivables Trust, 0.250%, 09/15/14 (e)	232,017	232,017
Mercedes-Benz Auto Lease Trust, 0.260%, 12/15/14	785,584	785,584
Nissan Auto Receivables Owner Trust
0.210%, 08/15/14	94,879	94,879
0.230%, 12/15/14	1,500,000	1,500,000
Volkswagen Auto Lease Trust, 0.230%, 08/15/14	368,247	368,247
Volvo Financial Equipment LLC, 0.260%, 04/15/14 (e)	64,995	64,995
Westlake Automobile Receivables Trust, 0.550%, 10/15/14 (e)	736,090	736,090
Total other short-term investments (cost: $7,003,002)		7,003,002
Investment Companies (6.9%)
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	4,402,180	4,402,180
Wells Fargo Government Institutional Money Market Fund, current rate 0.010%	1,764,877	1,764,877
Total investment companies (cost: $6,167,057)		6,167,057
Total investments in securities (cost: $89,765,302) (f)		89,765,302
Liabilities in excess of cash and other assets (-0.4%)		(342,046)
Total net assets (100.0%)		$89,423,256

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Trustees. In the aggregate such securities represent 15.7% of the Fund's net assets as of December 31, 2013.

(c)  Rate represents annualized yield at date of purchase.

(d)  Variable rate security.

(e)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(f)  Also represents the cost of securities for federal income tax purposes at December 31, 2013.

See accompanying notes to financial statements.

Advantus Mortgage Securities Fund
Investments in Securities

December 31, 2013

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (97.7%)
Government Obligations (88.3%)
Other Government Obligations (0.2%)
Provincial or Local Government Obligation (0.2%)
Utility Debt Securitization Authority, 3.435%, 12/15/25	$150,000	$147,813
U.S. Government Agencies and Obligations (88.1%)
Export-Import Bank of the United States (0.9%)
DY7 Leasing LLC, 2.578%, 12/10/25	250,000	247,021
Helios Leasing I LLC
1.825%, 05/16/25	144,393	136,648
2.018%, 05/29/24	230,800	223,895
Union 16 Leasing LLC, 1.863%, 01/22/25	235,863	225,167
		832,731
Federal Farm Credit Bank (0.5%)
Federal Farm Credit Bank, 2.990%, 02/04/28	550,000	472,972
Federal Home Loan Bank (0.4%)
Federal Home Loan Bank, 2.500%, 08/14/24	500,000	434,718
Federal Home Loan Mortgage Corporation (FHLMC) (20.4%)
2.500%, 03/01/28	280,311	278,361
2.500%, 04/01/28	465,794	462,269
3.000%, 08/01/42	206,083	195,482
3.000%, 12/01/42	392,975	372,760
3.000%, 01/01/43	476,222	451,725
3.000%, 02/01/43	1,144,547	1,085,950
3.000%, 04/01/43	1,446,005	1,371,682
3.500%, 10/01/25	281,411	294,476
3.500%, 05/01/32	499,278	508,882
3.500%, 01/01/42	430,626	428,603
3.500%, 02/01/42 (b)	276,355	274,516
3.500%, 03/01/42	3,738,398	3,714,436
3.500%, 08/01/42	459,468	456,659
3.500%, 11/01/42	1,103,484	1,096,142
3.500%, 12/01/42	921,380	915,250
4.000%, 09/01/40	570,243	587,481
4.000%, 03/01/41	705,481	728,371
4.500%, 04/01/23	97,761	103,459
4.500%, 07/15/33	6,494	6,515
4.500%, 09/01/40	469,588	497,508
4.500%, 01/01/41	736,760	782,277
4.500%, 03/01/41	657,181	697,300
5.000%, 03/01/23	109,447	118,004
5.000%, 05/01/29	99,763	107,998
5.000%, 08/01/35	135,392	146,284
5.000%, 11/01/35	113,606	122,302
5.000%, 11/01/39	1,019,226	1,117,964
5.000%, 03/01/40	634,661	699,533
5.500%, 06/01/20	136,823	144,171
	Principal	Value(a)
5.500%, 10/01/20	$259,433	$273,301
5.500%, 11/01/23	260,152	284,062
5.500%, 05/01/34	350,054	391,778
6.000%, 09/01/22	189,903	207,938
6.000%, 11/01/33	388,520	434,301
6.250%, 12/15/23	174,800	194,098
6.500%, 11/01/32	91,168	101,344
		19,653,182
Federal National Mortgage Association (FNMA) (51.6%)
2.500%, 03/01/27	832,346	826,636
2.500%, 11/01/27	383,321	377,339
2.500%, 03/01/28	828,577	820,987
3.000%, 09/01/22	389,901	404,485
3.000%, 11/21/25	350,000	316,833
3.000%, 11/01/27	411,445	420,369
3.000%, 06/01/28	477,657	488,313
3.000%, 01/01/29 (b)	700,000	714,355
3.000%, 03/01/42	205,905	195,690
3.000%, 09/01/42	278,711	264,896
3.000%, 03/01/43	191,966	182,478
3.000%, 08/01/43	1,561,117	1,467,516
3.140%, 08/01/15	1,500,000	1,552,038
3.500%, 11/01/25	143,685	150,483
3.500%, 01/01/26	346,787	363,176
3.500%, 01/01/29 (b)	1,000,000	1,045,742
3.500%, 12/01/32	451,084	459,366
3.500%, 11/01/40	365,842	364,261
3.500%, 01/01/41	688,686	685,131
3.500%, 02/01/41	1,469,799	1,461,656
3.500%, 11/01/41	636,877	633,921
3.500%, 12/01/41	1,313,060	1,305,731
3.500%, 05/01/42	853,102	848,751
3.500%, 02/01/43	954,177	950,318
3.500%, 03/01/43	465,157	463,138
3.500%, 05/01/43	980,425	975,303
3.500%, 07/01/43	517,795	510,112
3.500%, 08/01/43	247,375	243,712
3.500%, 01/01/44 (b)	2,470,000	2,453,598
4.000%, 06/25/23	363,938	387,514
4.000%, 12/01/40	354,893	365,604
4.000%, 04/01/41	220,507	227,556
4.000%, 06/01/42	1,709,426	1,761,901
4.000%, 09/01/43	1,164,104	1,199,275
4.000%, 10/01/43 (b)	1,984,603	2,052,447
4.000%, 01/01/44 (b)	2,130,000	2,192,569
4.500%, 04/01/21	12,746	13,592
4.500%, 11/01/23	96,977	102,743
4.500%, 07/25/24	481,619	518,237
4.500%, 04/01/25	238,860	254,219
4.500%, 05/01/35	612,590	650,789
4.500%, 07/01/35	468,354	498,221
4.500%, 09/01/37	528,707	562,083
5.000%, 05/01/18	207,632	221,206
5.000%, 10/01/20	112,372	120,903
5.000%, 06/25/23	398,863	438,216
5.000%, 10/25/33	59,074	61,168
5.000%, 11/01/33	517,611	563,787
5.000%, 03/01/34	1,148,670	1,248,437
5.000%, 05/01/34	121,512	132,167
5.000%, 12/01/34	103,318	112,403

See accompanying notes to financial statements.

Advantus Mortgage Securities Fund
Investments in Securities – continued

	Principal	Value(a)
5.000%, 04/01/35	$163,943	$178,027
5.000%, 07/01/35	1,022,745	1,111,338
5.000%, 03/01/38	291,316	316,810
5.000%, 06/01/39	417,234	458,652
5.000%, 12/01/39	515,989	569,971
5.000%, 06/01/40	208,861	228,431
5.000%, 04/01/41	376,044	412,901
5.500%, 02/01/18	123,297	132,662
5.500%, 03/01/18	260,902	278,937
5.500%, 08/01/23	165,003	181,288
5.500%, 02/01/24	205,083	225,240
5.500%, 04/01/33	568,774	633,692
5.500%, 05/01/33	47,388	52,172
5.500%, 01/01/34	117,605	129,614
5.500%, 02/01/34	77,376	85,266
5.500%, 04/01/34	224,244	246,626
5.500%, 05/01/34	33,203	36,589
5.500%, 09/01/34	370,274	407,525
5.500%, 10/01/34	181,253	200,083
5.500%, 01/01/35	286,822	319,456
5.500%, 02/01/35	473,011	524,759
5.500%, 06/01/35	28,688	31,557
5.500%, 08/01/35	164,661	181,486
5.500%, 10/01/35	98,319	110,029
5.500%, 11/01/35	33,046	36,316
5.500%, 09/01/36	425,667	468,128
5.500%, 05/01/38	15,678	17,209
6.000%, 09/01/32	39,103	44,033
6.000%, 10/01/32	625,791	704,726
6.000%, 11/01/32	518,981	584,599
6.000%, 03/01/33	561,477	632,675
6.000%, 04/01/33	131,378	145,523
6.000%, 12/01/33	137,903	154,747
6.000%, 08/01/34	169,576	190,280
6.000%, 09/01/34	86,643	97,206
6.000%, 11/01/34	40,187	45,111
6.000%, 12/01/34	387,353	434,763
6.000%, 11/01/36	66,439	73,847
6.000%, 01/01/37	526,265	585,066
6.000%, 08/01/37	150,723	166,736
6.000%, 09/01/37	198,938	223,626
6.000%, 12/01/37	122,653	135,971
6.000%, 12/01/38	244,360	271,601
6.500%, 11/01/23	112,114	124,788
6.500%, 02/01/32	457,666	518,985
6.500%, 04/01/32	152,111	172,586
6.500%, 05/01/32	50,434	57,239
6.500%, 07/01/32	564,981	639,503
6.500%, 09/01/32	7,311	8,125
6.500%, 09/01/34	25,018	27,820
6.500%, 11/01/34	20,343	22,603
6.500%, 03/01/35	239,505	269,397
6.500%, 02/01/36	65,092	72,415
6.500%, 09/01/37	329,053	366,799
7.000%, 09/01/31	211,867	241,071
7.000%, 11/01/31	38,158	44,350
7.000%, 02/01/32	144,148	166,370
7.000%, 07/01/32	27,952	31,654
7.000%, 10/01/37	17,379	18,725
7.500%, 07/25/22	258,795	297,336
7.500%, 04/01/31	72,164	82,346
		49,858,757
	Principal	Value(a)
Government National Mortgage Association (GNMA) (14.0%)
0.000%, 03/16/42 (c) (d) (e)	$1,296,979	$13
0.253%, 03/16/34 (c) (d)	1,696,493	4,440
0.384%, 06/17/45 (c) (d)	3,228,300	39,104
0.643%, 07/16/40 (c) (d)	1,346,165	28,968
3.000%, 01/01/44 (b)	1,500,000	1,448,555
3.250%, 04/20/33	259,351	251,093
3.500%, 11/15/40	181,974	183,721
3.500%, 10/20/43	746,633	754,905
3.500%, 01/01/44 (b)	1,750,000	1,763,740
4.000%, 07/20/31	679,099	706,883
4.000%, 12/20/40	1,593,220	1,671,469
4.000%, 01/15/41	143,284	149,379
4.000%, 02/15/41	788,392	825,966
4.000%, 10/15/41	770,488	805,031
4.500%, 06/15/40	612,338	662,787
4.920%, 05/16/34	41,051	41,268
5.000%, 05/15/33	234,303	256,523
5.000%, 12/15/39	149,406	165,938
5.000%, 01/15/40	1,676,547	1,836,190
5.000%, 07/15/40	1,175,589	1,279,236
5.500%, 07/15/38	273,607	301,248
5.500%, 10/15/38	304,473	345,683
		13,522,140
U.S. Treasury (0.2%)
U.S. Treasury Notes
0.875%, 09/15/16 (f)	100,000	100,594
2.750%, 11/15/23	90,000	88,045
		188,639
Vendee Mortgage Trust (0.1%)
Vendee Mortgage Trust, 7.793%, 02/15/25	111,380	125,485
Total government obligations (cost: $85,348,969)		85,236,437
Asset-Backed Securities (4.5%)
ABFS Mortgage Loan Trust, 7.490%, 12/25/31 (g)	213,919	183,546
Ally Auto Receivables Trust, 2.900%, 05/15/17 (h)	140,000	142,266
Appalachian Consumer Rate Relief Funding LLC, 3.772%, 08/01/31	120,000	116,950
Cabela's Master Credit Card Trust, 2.710%, 02/17/26 (h)	300,000	278,150
Centerpoint Energy Transition Bond Co. III LLC, 5.234%, 02/01/23	210,000	239,569
CenterPoint Energy Transition Bond Co. IV LLC, 3.028%, 10/15/25	600,000	577,070
Chase Issuance Trust, 2.160%, 09/16/24	250,000	227,015
Conseco Financial Corp., 8.300%, 11/15/19	4,531	4,531
Countryplace Manufactured Housing Contract Trust, 4.800%, 12/15/35 (c) (e) (h)	451,012	460,365

See accompanying notes to financial statements.

Advantus Mortgage Securities Fund
Investments in Securities – continued

	Principal	Value(a)
Credit-Based Asset Servicing and Securitization LLC, 5.970%, 10/25/36 (c) (h)	$278,986	$280,503
FAN Engine Securitization, Ltd., 3.000%, 10/15/19 (e) (h) (i)	223,611	223,471
FirstEnergy Ohio PIRB Special Purpose Trust, 1.726%, 01/15/22	200,000	196,514
Ford Credit Auto Owner Trust, 3.220%, 03/15/16	270,000	274,094
Huntington Auto Trust, 1.370%, 05/15/18	165,000	164,075
Origen Manufactured Housing
5.460%, 11/15/35 (c)	380,560	393,562
5.910%, 01/15/37	550,000	574,518
Vanderbilt Mortgage Finance, 6.210%, 05/07/26	51,565	52,965
Total asset-backed securities (cost: $4,394,534)		4,389,164
Other Mortgage-Backed Securities (4.3%)
Collateralized Mortgage Obligations/ Mortgage Revenue Bonds (0.6%)
Bear Stearns Mortgage Securities, Inc., 8.000%, 11/25/29	239,191	218,336
BHN I Mortgage Fund
1.000%, 03/25/14 (c) (e) (h) (i) (j) (k)	10,000	–
7.540%, 05/31/17 (e) (h) (i) (j) (k)	425	–
7.916%, 07/01/14 (e) (h) (i) (j) (k)	50,980	–
Connecticut Avenue Securities, 2.165%, 10/25/23 (c)	243,793	244,906
Prudential Home Mortgage Securities
7.882%, 09/28/24 (c) (h)	2,995	2,467
7.900%, 04/28/22 (h)	65,151	57,498
Residential Accredit Loans, Inc., 6.250%, 03/25/14 (h)	882	882
Structured Adjustable Rate Mortgage Loan Trust, 5.130%, 11/25/35 (c)	633,713	24,737
Structured Asset Mortgage Investments, Inc., 2.524%, 05/02/30 (c)	12,771	4,763
		553,589
Commercial Mortgage-Backed Securities (3.7%)
7 WTC Depositor LLC Trust, 4.082%, 03/13/31 (h)	405,854	421,943
Citigroup Commercial Mortgage Trust, 3.008%, 01/12/30 (c) (h)	130,000	127,277
Extended Stay America Trust, 2.295%, 12/05/31 (h) (j)	300,000	295,320
Hometown Commercial Mortgage, 5.506%, 11/11/38 (e) (h)	421,144	328,361
Irvine Core Office Trust, 2.068%, 05/15/48 (h)	475,012	459,234
	Shares/ Principal	Value(a)
JPMorgan Chase Commercial Mortgage Securities Corp.
1.956%, 12/05/27 (c) (d) (e) (h)	$3,597,684	$353,084
4.625%, 03/15/46 (c)	22,076	22,079
7.151%, 12/05/27 (h)	125,000	146,851
Morgan Stanley Capital I Trust, 3.451%, 08/05/34 (h)	150,000	140,915
Multi Security Asset Trust, 5.880%, 11/28/35 (c) (e) (h) (j)	990,000	960,712
Queens Center Mortgage Trust 2013-QC, 3.275%, 01/11/37 (h)	387,391	353,439
		3,609,215
Total other mortgage-backed securities (cost: $4,991,988)		4,162,804
Corporate Obligations (0.6%)
Communications (0.2%)
Telecommunication (0.2%)
SBA Tower Trust, 2.240%, 04/15/43 (h)	220,000	216,417
Financial (0.4%)
Real Estate Investment Trust — Health Care (0.3%)
Health Care REIT, Inc., 4.500%, 01/15/24	250,000	246,837
Real Estate Investment Trust — Shopping Centers (0.1%)
Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/23	125,000	124,454
Total corporate obligations (cost: $590,365)		587,708
Total long-term debt securities (cost: $95,325,856)		94,376,113
Short-Term Securities (14.6%)
Investment Companies (14.6%)
Dreyfus Treasury Cash Management Fund, current rate 0.010% (l)	4,273,334	4,273,334
STIT-Government & Agency Portfolio, current rate 0.020% (l)	9,800,000	9,800,000
Total short-term securities (cost: $14,073,334)		14,073,334
Total investments in securities (cost: $109,399,190) (m)		108,449,447
Liabilities in excess of cash and other assets (-12.3%)		(11,894,092)
Total net assets (100.0%)		$96,555,355

See accompanying notes to financial statements.

Advantus Mortgage Securities Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2013 the total cost of investments issued on a when-issued or forward commitment basis was $11,970,078.

(c)  Variable rate security.

(d)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(e)  Illiquid security. (See Note 5.)

(f)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2013, securities with an aggregate market value of $100,594 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	March 2014	27	Long	$(60,804)
		27		$(60,804)

(g)  Step rate security.

(h)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program.

(i)  Foreign security: The Fund held 0.2% of net assets in foreign securities at December 31, 2013.

(j)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(k)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(l)  All or a portion of the security segregated to cover when-issued purchase commitments outstanding or extended settlement trades as of December 31, 2013.

(m)  At December 31, 2013 the cost of securities for federal income tax purposes was $110,138,567. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$2,059,534
Gross unrealized depreciation	(3,748,654)
Net unrealized depreciation	$(1,689,120)

See accompanying notes to financial statements.

Advantus Real Estate Securities Fund
Investments in Securities

December 31, 2013

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (96.5%)
Consumer Discretionary (2.2%)
Hotels, Restaurants & Leisure (1.4%)
Marriott International, Inc. — Class A	13,500	$666,360
Starwood Hotels & Resorts Worldwide, Inc.	11,700	929,565
		1,595,925
Household Durables (0.8%)
Lennar Corp. — Class A (b)	10,500	415,380
Toll Brothers, Inc. (c)	14,300	529,100
		944,480
Financial (92.2%)
Capital Markets (0.0%)
Marcus & Millichap, Inc. (c)	1,955	29,130
Diversified REIT's (2.1%)
Spirit Realty Capital, Inc.	67,324	661,795
Vornado Realty Trust	19,486	1,730,162
		2,391,957
Industrial REIT's (6.3%)
EastGroup Properties, Inc.	26,895	1,558,027
ProLogis, Inc.	147,681	5,456,813
Pure Industrial Real Estate Trust (d)	80,000	359,153
		7,373,993
Office REIT's (15.5%)
BioMed Realty Trust, Inc.	85,700	1,552,884
Boston Properties, Inc.	48,383	4,856,202
Brandywine Realty Trust	31,600	445,244
CyrusOne, Inc.	45,100	1,007,083
Digital Realty Trust, Inc.	29,658	1,456,801
Duke Realty Corp.	119,600	1,798,784
Hudson Pacific Properties, Inc.	66,200	1,447,794
Kilroy Realty Corp.	29,536	1,482,116
Parkway Properties, Inc.	85,526	1,649,797
SL Green Realty Corp.	25,771	2,380,725
		18,077,430
Real Estate Operating Company (1.0%)
Forest City Enterprises, Inc. — Class A (c)	59,200	1,130,720
Residential REIT's (14.4%)
Apartment Investment & Management Co. — Class A	36,900	956,079
AvalonBay Communities, Inc.	31,126	3,680,027
Boardwalk Real Estate Investment Trust (d)	16,600	935,068
Camden Property Trust	41,800	2,377,584
Campus Crest Communities, Inc.	37,000	348,170
Equity Lifestyle Properties, Inc.	14,058	509,322
Equity Residential	73,900	3,833,193
Essex Property Trust, Inc.	14,416	2,068,840
Mid-America Apartment Communities, Inc.	33,904	2,059,329
		16,767,612
	Shares	Value(a)
Retail REIT's (26.3%)
Acadia Realty Trust	52,736	$1,309,435
Agree Realty Corp.	22,984	666,996
Amreit, Inc.	24,112	405,081
Brixmor Property Group, Inc. (c)	30,900	628,197
CBL & Associates Properties, Inc.	70,700	1,269,772
DDR Corp.	136,100	2,091,857
Equity One, Inc.	47,800	1,072,632
Federal Realty Investment Trust	12,500	1,267,625
General Growth Properties, Inc.	141,300	2,835,891
Kimco Realty Corp.	38,000	750,500
Kite Realty Group Trust	100,367	659,411
Retail Opportunity Investments Corp.	46,303	681,580
RioCan Real Estate Investment Trust (d)	53,300	1,242,580
Simon Property Group, Inc.	78,079	11,880,501
Tanger Factory Outlet Centers	29,500	944,590
The Macerich Co.	35,369	2,082,880
Weingarten Realty Investors	31,100	852,762
		30,642,290
Specialized REIT's (26.6%)
American Tower Corp.	18,832	1,503,170
Chesapeake Lodging Trust	42,100	1,064,709
CubeSmart	88,021	1,403,055
Extra Space Storage, Inc.	55,000	2,317,150
HCP, Inc.	95,300	3,461,296
Health Care REIT, Inc.	49,400	2,646,358
Host Hotels & Resorts, Inc.	216,346	4,205,766
LaSalle Hotel Properties	21,101	651,177
Plum Creek Timber Co., Inc.	10,700	497,657
Public Storage	32,200	4,846,744
Sabra Health Care REIT, Inc.	17,200	449,608
Sovran Self Storage, Inc.	12,260	798,984
Summit Hotel Properties, Inc.	130,600	1,175,400
Sunstone Hotel Investors, Inc.	152,300	2,040,820
Ventas, Inc.	68,396	3,917,723
		30,979,617
Health Care (1.0%)
Health Care Providers & Services (1.0%)
Brookdale Senior Living, Inc. (c)	40,100	1,089,918
Telecommunication Services (1.1%)
Wireless Telecommunication Services (1.1%)
Crown Castle International Corp. (c)	7,500	550,725
SBA Communications Corp. — Class A (c)	8,100	727,704
		1,278,429
Total common stocks (cost: $91,005,060)		112,301,501

See accompanying notes to financial statements.

Advantus Real Estate Securities Fund
Investments in Securities – continued

	Shares	Value(a)
Preferred Stocks (0.3%)
Financial (0.3%)
Specialized REIT's (0.3%)
Pebblebrook Hotel Trust Series B	13,042	$326,572
Total preferred stocks (cost: $324,377)		326,572
Short-Term Securities (4.0%)
Investment Companies (4.0%)
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	4,711,813	4,711,813
Total short-term securities (cost: $4,711,813)		4,711,813
Total investments in securities (cost: $96,041,250) (e)		117,339,886
Liabilities in excess of cash and other assets (-0.8%)		(874,240)
Total net assets (100.0%)		$116,465,646

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Fully or partially pledged as collateral for the following call options written (See Notes 2 and 7).

Call Options Written	Contracts	Expiration Date	Exercise Price	Value(a)
Lennar Corp. — Class A	53	January 2014	39.00	$(6,625)

(c)  Non-income producing security.

(d)  Foreign security: The Fund held 2.2% of net assets in foreign securities at December 31, 2013.

(e)  At December 31, 2013 the cost of securities for federal income tax purposes was $97,076,012. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$21,494,919
Gross unrealized depreciation	(1,231,045)
Net unrealized appreciation	$20,263,874

See accompanying notes to financial statements.

(This page has been left blank intentionally.)

Securian Funds Trust

Statements of Assets and Liabilities

December 31, 2013

	Advantus Bond Fund	Advantus Index 400 Mid-Cap Fund	Advantus Index 500 Fund	Advantus International Bond Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers	$374,122,082	$228,825,148	$576,783,715	$126,058,128
Affiliated issuers (note 8)	–	–	–	–
Cash in bank on demand deposit	14,460	10,228	283,453	–
Foreign currency in bank on deposit (identified cost $2,059,599 for Advantus International Bond Fund)	–	–	–	2,052,202
Receivable for Fund shares sold	33,900	73,503	129,882	31,746
Receivable for investment securities sold (including paydowns)	–	14,837	81,573	–
Receivable for investment securities sold on a forward – commitment basis (note 2)	797,933	–	–	–
Dividends and accrued interest receivable	2,608,617	208,082	758,954	1,451,566
Receivable for refundable foreign income taxes withheld	–	–	–	314,323
Receivable from Adviser (note 4)	–	–	–	–
Unrealized appreciation on forward foreign currency contracts held, at value	–	–	–	2,560,757
Variation margin receivable	34,719	17,850	48,320	–
Prepaid expenses	24,340	13,713	33,461	8,607
Total assets	377,636,051	229,163,361	578,119,358	132,477,329
Liabilities
Payable for Fund shares repurchased	181,981	179,154	645,876	–
Payable for investment securities purchased	–	136,084	325,339	–
Payable for investment securities purchased on a forward – commitment basis (note 2)	16,713,927	–	–	–
Payable to Adviser	209,579	77,563	188,534	106,570
Accrued expenses	82,777	84,511	133,873	68,139
Unrealized depreciation on forward foreign currency contracts held, at value	–	–	–	2,661,478
Call options written at value (premiums of $3,681 for Advantus Real Estate Securities Fund)	–	–	–	–
Variation margin payable	–	–	–	–
Total liabilities	17,188,264	477,312	1,293,622	2,836,187
Net assets applicable to outstanding capital stock	$360,447,787	$228,686,049	$576,825,736	$129,641,142
Represented by:
Paid in capital**	$361,048,633	$123,785,167	$168,456,162	$112,863,954
Retained earnings (deficit)	(600,846)	104,900,882	408,369,574	16,777,188
Total	$360,447,787	$228,686,049	$576,825,736	$129,641,142
Net assets by class:
Class 1	$4,414,144	$12,801,544	$36,386,868	$755,839
Class 2	356,033,643	215,884,505	540,438,868	128,885,303
Net asset value per share of outstanding capital stock by class:
Class 1	2.016	3.324	6.822	2.468
Class 2	1.991	3.283	6.737	2.438
* Identified cost
Unaffiliated issuers	$369,461,386	$145,982,178	$219,122,740	$121,066,288
Affiliated issuers	–	–	–	–
** Shares outstanding by class:
Class 1	2,189,276	3,851,721	5,333,747	306,229
Class 2	178,791,950	65,767,789	80,213,881	52,874,906

See accompanying notes to financial statements.

	Advantus Managed Volatility Fund		Advantus Money Market Fund		Advantus Mortgage Securities Fund	Advantus Real Estate Securities Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers		$37,880,564		$89,765,302	$108,449,447	$117,339,886
Affiliated issuers (note 8)		14,199,025		–	–	–
Cash in bank on demand deposit		–		35,933	7,364	11,488
Foreign currency in bank on deposit (identified cost $2,059,599 for Advantus International Bond Fund)		–		–	–	–
Receivable for Fund shares sold		618,470		–	5,687	132,169
Receivable for investment securities sold (including paydowns)		–		–	–	637,312
Receivable for investment securities sold on a forward – commitment basis (note 2)		–		–	5,549,136	–
Dividends and accrued interest receivable		150,490		79,362	322,854	521,135
Receivable for refundable foreign income taxes withheld		–		–	–	–
Receivable from Adviser (note 4)		27,396		56,146	–	–
Unrealized appreciation on forward foreign currency contracts held, at value		–		–	–	–
Variation margin receivable		99,935		–	–	–
Prepaid expenses		1,009		6,280	6,592	7,758
Total assets		52,976,889		89,943,023	114,341,080	118,649,748
Liabilities
Payable for Fund shares repurchased		–		398,104	112,895	23,068
Payable for investment securities purchased		–		–	–	1,998,438
Payable for investment securities purchased on a forward – commitment basis (note 2)		–		–	17,539,387	–
Payable to Adviser		41,396		55,523	66,006	94,929
Accrued expenses		4,694		66,140	62,797	61,042
Unrealized depreciation on forward foreign currency contracts held, at value		–		–	–	–
Call options written at value (premiums of $3,681 for Advantus Real Estate Securities Fund)		–		–	–	6,625
Variation margin payable		–		–	4,640	–
Total liabilities		46,090		519,767	17,785,725	2,184,102
Net assets applicable to outstanding capital stock		$52,930,799		$89,423,256	$96,555,355	$116,465,646
Represented by:
Paid in capital**		$49,815,270		$89,463,720	$123,243,353	$79,502,031
Retained earnings (deficit)		3,115,529		(40,464)	(26,687,998)	36,963,615
Total		$52,930,799		$89,423,256	$96,555,355	$116,465,646
Net assets by class:
Class 1	$	N/A	$	N/A	$984,834	$3,713,009
Class 2		52,930,799		89,423,256	95,570,521	112,752,637
Net asset value per share of outstanding capital stock by class:
Class 1		N/A		N/A	1.731	3.143
Class 2		10.731		1.000	1.709	3.104
* Identified cost
Unaffiliated issuers		$38,582,858		$89,765,302	$109,399,190	$96,041,250
Affiliated issuers		12,000,000		–	–	–
** Shares outstanding by class:
Class 1		N/A		N/A	569,011	1,181,277
Class 2		4,932,343		89,465,785	55,911,917	36,323,362

Securian Funds Trust

Statements of Operations

Year or period ended December 31, 2013

	Advantus Bond Fund	Advantus Index 400 Mid-Cap Fund	Advantus Index 500 Fund	Advantus International Bond Fund
Investment Income
Interest (net of foreign withholding taxes of $141,260 for Advantus International Bond Fund)[2]	$12,516,054	$–	$–	$5,284,784
Unaffiliated Dividends (net of foreign withholding taxes of $2,174 and $14,284 for Advantus Index 500 Fund and Advantus Real Estate Securities Fund)	1,893	2,953,463	10,565,291	896
Affiliated Dividends	–	–	–	–
Total investment income	12,517,947	2,953,463	10,565,291	5,285,680
Expenses (note 4):
Investment advisory fee	1,444,786	315,768	766,245	784,635
Rule 12b-1 fees – class 2	892,844	500,201	1,212,185	325,216
Shareholder servicing fee	168,531	70,762	125,164	84,835
Audit and accounting services	46,047	51,820	49,464	49,547
Administrative services fee	54,932	34,350	34,350	58,367
Legal fees	39,222	36,599	45,730	37,092
Custodian fees	10,799	7,650	18,772	86,865
Printing and shareholder reports	16,011	16,011	16,011	16,011
Trustee's fees	16,437	16,437	16,437	16,437
S&P Licensing fee	–	18,427	40,000	–
Insurance	12,745	6,458	16,180	4,330
Other	18,278	9,519	21,239	7,095
Total expenses before waiver	2,720,632	1,084,002	2,361,777	1,470,430
Less waiver (note 4)	–	–	–	–
Total expenses net of waiver	2,720,632	1,084,002	2,361,777	1,470,430
Investment income – net	9,797,315	1,869,461	8,203,514	3,815,250
Realized and unrealized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	(1,272,812)	13,872,768	14,092,726	(93,079)
Affiliated issuers (note 8)	–	–	–	–
Written options transactions	–	–	–	–
Foreign currency transactions	–	–	–	3,627,897
Net increase from litigation payments	19,201	2,593	17,110	(44,544)
Futures transactions	574,611	1,183,147	2,910,587	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers	(11,819,677)	41,968,228	113,857,440	(4,860,132)
Affiliated issuers (note 8)	–	–	–	–
Options written	–	–	–	–
Translation of assets and liabilities in foreign currency	–	–	–	(2,586,804)
Futures transactions	389,046	85,797	495,909	–
Net gains (losses) on investments	(12,109,631)	57,112,533	131,373,772	(3,956,662)
Net increase (decrease) in net assets resulting from operations	$(2,312,316)	$58,981,994	$139,577,286	$(141,412)

1  The Fund commenced operations on May 1, 2013.

2  All income is from unaffiliated issuers.
See accompanying notes to financial statements.

	Advantus Managed Volatility Fund[1]	Advantus Money Market Fund	Advantus Mortgage Securities Fund	Advantus Real Estate Securities Fund
Investment Income
Interest (net of foreign withholding taxes of $141,260 for Advantus International Bond Fund)[2]	$210,935	$124,360	$2,270,158	$–
Unaffiliated Dividends (net of foreign withholding taxes of $2,174 and $14,284 for Advantus Index 500 Fund and Advantus Real Estate Securities Fund)	–	–	2,329	2,748,524
Affiliated Dividends	581	–	–	–
Total investment income	211,516	124,360	2,272,487	2,748,524
Expenses (note 4):
Investment advisory fee	148,992	284,144	384,312	824,773
Rule 12b-1 fees – class 2	57,305	236,787	238,113	286,504
Shareholder servicing fee	16,829	91,554	67,275	65,798
Audit and accounting services	31,395	51,514	50,518	44,062
Administrative services fee	17,319	56,663	58,338	29,183
Legal fees	16,186	36,599	43,021	36,599
Custodian fees	1,863	6,161	5,915	11,954
Printing and shareholder reports	11,992	16,011	16,011	16,011
Trustee's fees	8,441	16,437	16,437	16,437
S&P Licensing fee	200	–	–	–
Insurance	206	3,423	3,475	3,770
Other	3,783	13,571	6,621	6,447
Total expenses before waiver	314,511	812,864	890,036	1,341,538
Less waiver (note 4)	(130,867)	(688,504)	–	–
Total expenses net of waiver	183,644	124,360	890,036	1,341,538
Investment income – net	27,872	–	1,382,451	1,406,986
Realized and unrealized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	(22,811)	(231)	(541,426)	10,640,163
Affiliated issuers (note 8)	–	–	–	–
Written options transactions	–	–	–	41,824
Foreign currency transactions	–	–	–	(86)
Net increase from litigation payments	–	–	18,335	18,310
Futures transactions	533,903	–	48,601	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers	(702,294)	–	(2,732,909)	(10,883,507)
Affiliated issuers (note 8)	2,199,025	–	–	–
Options written	–	–	–	(21,626)
Translation of assets and liabilities in foreign currency	–	–	–	57
Futures transactions	1,079,834	–	(68,496)	–
Net gains (losses) on investments	3,087,657	(231)	(3,275,895)	(204,865)
Net increase (decrease) in net assets resulting from operations	$3,115,529	$(231)	$(1,893,444)	$1,202,121

Securian Funds Trust

Statements of Changes in Net Assets

Year or period ended December 31, 2013 and year ended December 31, 2012

	Advantus Bond Fund		Advantus Index 400 Mid-Cap Fund
	2013	2012	2013	2012
Operations:
Investment income – net	$9,797,315	$8,773,870	$1,869,461	$1,782,708
Net realized gains (losses) on investments	(679,000)	6,556,284	15,058,508	6,998,868
Net change in unrealized appreciation or depreciation of investments	(11,430,631)	10,704,138	42,054,025	19,384,933
Net increase (decrease) in net assets resulting from operations	(2,312,316)	26,034,292	58,981,994	28,166,509
Capital stock transactions:
Proceeds from sales
Class 1	1,885,184	2,739,203	4,001,073	6,256,048
Class 2	15,310,201	6,312,647	2,154,241	4,770,300
Payments for redemption of shares
Class 1	(611,121)	(63,922)	(717,232)	(46,636)
Class 2	(17,095,471)	(31,461,465)	(22,978,039)	(17,801,792)
Increase (decrease) in net assets from capital stock transactions	(511,207)	(22,473,537)	(17,539,957)	(6,822,080)
Total increase (decrease) in net assets	(2,823,523)	3,560,755	41,442,037	21,344,429
Net assets at beginning of period	363,271,310	359,710,555	187,244,012	165,899,583
Net assets at end of period	$360,447,787	$363,271,310	$228,686,049	$187,244,012
Capital share transactions:
Proceeds from sales
Class 1	931,654	1,367,247	1,429,483	2,568,260
Class 2	7,682,112	3,272,796	732,484	2,021,510
Net change from capital share transactions	8,613,766	4,640,043	2,161,967	4,589,770
Payments for redemption of shares
Class 1	(301,333)	(32,453)	(243,347)	(19,679)
Class 2	(8,555,343)	(16,154,230)	(8,012,689)	(7,532,723)
Net change from capital share transactions	(8,856,676)	(16,186,683)	(8,256,036)	(7,552,402)

1  The Fund commenced operations on May 1, 2013.

See accompanying notes to financial statements.

	Advantus Index 500 Fund		Advantus International Bond Fund		Advantus Managed Volatility Fund[1]
	2013	2012	2013	2012	2013
Operations:
Investment income – net	$8,203,514	$8,060,021	$3,815,250	$4,205,351	$27,872
Net realized gains (losses) on investments	17,020,423	28,540,636	3,490,274	3,105,183	511,092
Net change in unrealized appreciation or depreciation of investments	114,353,349	27,005,840	(7,446,936)	10,565,721	2,576,565
Net increase (decrease) in net assets resulting from operations	139,577,286	63,606,497	(141,412)	17,876,255	3,115,529
Capital stock transactions:
Proceeds from sales
Class 1	20,081,318	11,287,870	243,440	158,992	–
Class 2	16,185,563	5,984,884	11,957,327	6,583,243	50,321,152
Payments for redemption of shares
Class 1	(2,129,564)	(365,932)	(96,765)	(23,915)	–
Class 2	(41,106,945)	(55,696,365)	(10,517,854)	(7,779,543)	(505,882)
Increase (decrease) in net assets from capital stock transactions	(6,969,628)	(38,789,543)	1,586,148	(1,061,223)	49,815,270
Total increase (decrease) in net assets	132,607,658	24,816,954	1,444,736	16,815,032	52,930,799
Net assets at beginning of period	444,218,078	419,401,124	128,196,406	111,381,374	–
Net assets at end of period	$576,825,736	$444,218,078	$129,641,142	$128,196,406	$52,930,799
Capital share transactions:
Proceeds from sales
Class 1	3,468,128	2,210,966	99,286	69,713	–
Class 2	2,797,924	1,220,535	4,904,484	2,866,307	4,980,695
Net change from capital share transactions	6,266,052	3,431,501	5,003,770	2,936,020	4,980,695
Payments for redemption of shares
Class 1	(364,822)	(74,748)	(39,037)	(10,347)	–
Class 2	(7,170,399)	(11,171,480)	(4,329,122)	(3,428,373)	(48,352)
Net change from capital share transactions	(7,535,221)	(11,246,228)	(4,368,159)	(3,438,720)	(48,352)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year or period ended December 31, 2013 and year ended December 31, 2012

	Advantus Money Market Fund		Advantus Mortgage Securities Fund		Advantus Real Estate Securities Fund
	2013	2012	2013	2012	2013	2012
Operations:
Investment income – net	$–	$–	$1,382,451	$2,004,008	$1,406,986	$1,240,900
Net realized gains (losses) on investments	(231)	1,056	(474,490)	(297,495)	10,700,211	10,823,963
Net change in unrealized appreciation or depreciation of investments	–	–	(2,801,405)	1,788,449	(10,905,076)	5,160,286
Net increase (decrease) in net assets resulting from operations	(231)	1,056	(1,893,444)	3,494,962	1,202,121	17,225,149
Capital stock transactions:
Proceeds from sales
Class 1	–	–	591,434	376,661	1,577,546	2,099,330
Class 2	45,437,939	19,115,133	6,779,404	2,126,896	10,206,849	3,544,726
Payments for redemption of shares
Class 1	–	–	(113,915)	(61,398)	(397,844)	(156,516)
Class 2	(51,872,244)	(31,373,396)	(6,231,374)	(13,762,967)	(6,971,852)	(10,765,593)
Increase (decrease) in net assets from capital stock transactions	(6,434,305)	(12,258,263)	1,025,549	(11,320,808)	4,414,699	(5,278,053)
Total increase (decrease) in net assets	(6,434,536)	(12,257,207)	(867,895)	(7,825,846)	5,616,820	11,947,096
Net assets at beginning of year	95,857,792	108,114,999	97,423,250	105,249,096	110,848,826	98,901,730
Net assets at end of year	$89,423,256	$95,857,792	$96,555,355	$97,423,250	$116,465,646	$110,848,826
Capital share transactions:
Proceeds from sales
Class 1	–	–	338,048	215,890	491,251	691,715
Class 2	45,437,939	19,115,133	3,942,956	1,235,697	3,189,672	1,199,384
Net change from capital share transactions	45,437,939	19,115,133	4,281,004	1,451,587	3,680,923	1,891,099
Payments for redemption of shares
Class 1	–	–	(65,058)	(35,515)	(123,450)	(52,818)
Class 2	(51,872,244)	(31,373,396)	(3,604,243)	(8,012,264)	(2,164,506)	(3,721,130)
Net change from capital share transactions	(51,872,244)	(31,373,396)	(3,669,301)	(8,047,779)	(2,287,956)	(3,773,948)

See accompanying notes to financial statements.

Securian Funds Trust
Financial Highlights

Advantus Bond Fund

	Class 1 Shares
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$2.024	$1.880	$1.736	$1.583	$1.370
Income from investment operations:
Net investment income (a)	.060	.055	.045	.067	.077
Net gains (losses) on securities (both realized and unrealized)	(.068)	.089	.099	.086	.136
Total from investment operations	(.008)	.144	.144	.153	.213
Net asset value, end of period	$2.016	$2.024	$1.880	$1.736	$1.583
Total return (b)	(0.40)%	7.69%	8.30%	9.69%	15.85%
Net assets, end of period (in thousands)	$4,414	$3,156	$421	$331	$194
Ratios to average net assets:
Expenses (c)	.51%	.51%	.50%	.50%	.51%
Net investment income	2.96%	2.77%	2.48%	3.94%	5.27%
Portfolio turnover rate (excluding short-term securities)	235.8%	205.5%	270.5%	247.1%	266.4%
	Class 2 Shares
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$2.004	$1.866	$1.727	$1.579	$1.370
Income from investment operations:
Net investment income (a)	.054	.047	.041	.064	.073
Net gains (losses) on securities (both realized and unrealized)	(.067)	.091	.098	.084	.136
Total from investment operations	(.013)	.138	.139	.148	.209
Net asset value, end of period	$1.991	$2.004	$1.866	$1.727	$1.579
Total return (b)	(0.65)%	7.42%	8.03%	9.41%	15.57%
Net assets, end of period (in thousands)	$356,034	$360,115	$359,289	$365,923	$346,750
Ratios to average net assets:
Expenses (c)	.76%	.76%	.75%	.75%	.76%
Net investment income	2.71%	2.41%	2.26%	3.79%	5.04%
Portfolio turnover rate (excluding short-term securities)	235.8%	205.5%	270.5%	247.1%	266.4%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

Advantus Index 400 Mid-Cap Fund

	Class 1 Shares
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$2.497	$2.124	$2.168	$1.717	$1.260
Income from investment operations:
Net investment income (a)	.034	.040	.021	.019	.018
Net gains (losses) on securities (both realized and unrealized)	.793	.333	(.065)	.432	.439
Total from investment operations	.827	.373	(.044)	.451	.457
Net asset value, end of period	$3.324	$2.497	$2.124	$2.168	$1.717
Total return (b)	33.11%	17.54%	(2.02)%	26.24%	36.77%
Net assets, end of period (in thousands)	$12,802	$6,656	$249	$179	$88
Ratios to average net assets:
Expenses (c)	.28%	.31%	.29%	.31%	.34%
Net investment income	1.15%	1.65%	1.09%	1.02%	1.22%
Portfolio turnover rate (excluding short-term securities)	9.3%	8.0%	16.3%	13.2%	20.2%
	Class 2 Shares
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$2.472	$2.109	$2.157	$1.713	$1.260
Income from investment operations:
Net investment income (a)	.025	.023	.015	.014	.014
Net gains (losses) on securities (both realized and unrealized)	.786	.340	(.063)	.430	.439
Total from investment operations	.811	.363	(.048)	.444	.453
Net asset value, end of period	$3.283	$2.472	$2.109	$2.157	$1.713
Total return (b)	32.78%	17.24%	(2.26)%	25.93%	36.43%
Net assets, end of period (in thousands)	$215,884	$180,588	$165,651	$182,525	$146,307
Ratios to average net assets:
Expenses (c)	.53%	.56%	.54%	.56%	.60%
Net investment income	.87%	.99%	.82%	.74%	1.01%
Portfolio turnover rate (excluding short-term securities)	9.3%	8.0%	16.3%	13.2%	20.2%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

Advantus Index 500 Fund

	Class 1 Shares
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$5.167	$4.465	$4.384	$3.818	$3.030
Income from investment operations:
Net investment income (a)	.115	.111	.083	.072	.065
Net gains (losses) on securities (both realized and unrealized)	1.540	.591	(.002)	.494	.723
Total from investment operations	1.655	.702	.081	.566	.788
Net asset value, end of period	$6.822	$5.167	$4.465	$4.384	$3.818
Total return (b)	32.04%	15.71%	1.85%	14.82%	26.18%
Net assets, end of period (in thousands)	$36,387	$11,524	$421	$252	$130
Ratios to average net assets:
Expenses (c)	.22%	.24%	.23%	.22%	.23%
Net investment income	1.88%	2.19%	1.88%	1.82%	1.93%
Portfolio turnover rate (excluding short-term securities)	4.5%	2.6%	4.6%	4.1%	6.7%
	Class 2 Shares
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$5.115	$4.432	$4.362	$3.809	$3.030
Income from investment operations:
Net investment income (a)	.095	.088	.070	.061	.058
Net gains on securities (both realized and unrealized)	1.527	.595	–	.492	.721
Total from investment operations	1.622	.683	.070	.553	.779
Net asset value, end of period	$6.737	$5.115	$4.432	$4.362	$3.809
Total return (b)	31.71%	15.42%	1.59%	14.54%	25.87%
Net assets, end of period (in thousands)	$540,439	$432,694	$418,980	$452,113	$449,613
Ratios to average net assets:
Expenses (c)	.47%	.49%	.48%	.47%	.48%
Net investment income	1.59%	1.80%	1.60%	1.55%	1.81%
Portfolio turnover rate (excluding short-term securities)	4.5%	2.6%	4.6%	4.1%	6.7%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

Advantus International Bond Fund

	Class 1 Shares
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$2.464	$2.115	$2.116	$1.853	$1.570
Income from investment operations:
Net investment income (a)	.078	.086	.089	.094	.070
Net gains (losses) on securities (both realized and unrealized)	(.074)	.263	(.090)	.169	.213
Total from investment operations	.004	.349	(.001)	.263	.283
Net asset value, end of period	$2.468	$2.464	$2.115	$2.116	$1.853
Total return (b)	0.17%	16.49%	(0.01)%	14.19%	17.85%
Net assets, end of period (in thousands)	$756	$606	$395	$293	$138
Ratios to average net assets:
Expenses (c)	.87%	.94%	.95%	.95%	.99%
Net investment income	3.18%	3.76%	4.07%	4.65%	4.08%
Portfolio turnover rate (excluding short-term securities)	17.7%	38.8%	18.8%	11.0%	56.5%
	Class 2 Shares
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$2.440	$2.100	$2.105	$1.848	$1.570
Income from investment operations:
Net investment income (a)	.071	.079	.083	.086	.065
Net gains (losses) on securities (both realized and unrealized)	(.073)	.261	(.088)	.171	.213
Total from investment operations	(.002)	.340	(.005)	.257	.278
Net asset value, end of period	$2.438	$2.440	$2.100	$2.105	$1.848
Total return (b)	(0.08)%	16.20%	(0.26)%	13.90%	17.56%
Net assets, end of period (in thousands)	$128,885	$127,590	$110,987	$111,685	$96,098
Ratios to average net assets:
Expenses (c)	1.12%	1.19%	1.20%	1.19%	1.23%
Net investment income	2.92%	3.51%	3.85%	4.28%	3.82%
Portfolio turnover rate (excluding short-term securities)	17.7%	38.8%	18.8%	11.0%	56.5%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

Advantus Managed Volatility Fund

	Period ended December 31, 2013 (a)
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income (b)	.008
Net gains on securities (both realized and unrealized)	.723
Total from investment operations	.731
Net asset value, end of period	$10.731
Total return (c)	7.31%
Net assets, end of period (in thousands)	$52,931
Ratios to average net assets:
Expenses before waiver (d)	1.37	%(e)
Expenses net of waiver (d)	.80	%(e)(f)
Net investment income	.12	%(e)
Portfolio turnover rate (excluding short-term securities)	32.1%

(a)  The Fund commenced operations on May 1, 2013.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  Ratio is net of fees waived by the advisor (see note 4).

Securian Funds Trust
Financial Highlights – continued

Advantus Money Market Fund

	Year ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income from investment operations:
Net investment income (a)	–		–		–		–		.003
Total from investment operations	–		–		–		–		.003
Dividends from net investment income	–		–		–		–	(b)	(.003)
Net asset value, end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return (c)	–%		–%		–%		0.03%		0.27%
Net assets, end of period (in thousands)	$89,423		$95,858		$108,115		$106,901		$114,369
Ratios to average net assets:
Expenses before waiver (d)	.86%		.83%		.69%		.78%		.77%
Expenses net of waiver (d)	.13	%(e)	.17	%(e)	.14	%(e)	.23	%(e)	.65	%(e)
Net investment income	–%		–%		–%		–%		.32%

(a)  Based on average shares outstanding during the year.

(b)  Amount represents less than $0.0005 per share.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

Advantus Mortgage Securities Fund

	Class 1 Shares
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$1.761	$1.698	$1.587	$1.482	$1.370
Income from investment operations:
Net investment income (a)	.029	.038	.025	.048	.068
Net gains (losses) on securities (both realized and unrealized)	(.059)	.025	.086	.057	.044
Total from investment operations	(.030)	.063	.111	.105	.112
Net asset value, end of period	$1.731	$1.761	$1.698	$1.587	$1.482
Total return (b)	(1.73)%	3.75%	7.00%	7.02%	8.32%
Net assets, end of period (in thousands)	$985	$521	$196	$157	$78
Ratios to average net assets:
Expenses (c)	.68%	.68%	.63%	.62%	.66%
Net investment income	1.67%	2.18%	1.54%	3.08%	4.78%
Portfolio turnover rate (excluding short-term securities)	370.7%	231.3%	241.8%	252.0%	209.6%
	Class 2 Shares
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$1.744	$1.685	$1.579	$1.479	$1.370
Income from investment operations:
Net investment income (a)	.025	.034	.022	.046	.066
Net gains (losses) on securities (both realized and unrealized)	(.060)	.025	.084	.054	.043
Total from investment operations	(.035)	.059	.106	.100	.109
Net asset value, end of period	$1.709	$1.744	$1.685	$1.579	$1.479
Total return (b)	(1.98)%	3.49%	6.73%	6.76%	8.05%
Net assets, end of period (in thousands)	$95,570	$96,902	$105,053	$112,343	$117,316
Ratios to average net assets:
Expenses (c)	.93%	.93%	.87%	.87%	.91%
Net investment income	1.44%	1.98%	1.34%	3.00%	4.65%
Portfolio turnover rate (excluding short-term securities)	370.7%	231.3%	241.8%	252.0%	209.6%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

Advantus Real Estate Securities Fund

	Class 1 Shares
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$3.100	$2.623	$2.482	$1.920	$1.540
Income from investment operations:
Net investment income (a)	.050	.052	.031	.030	.044
Net gains (losses) on securities (both realized and unrealized)	(.007)	.425	.110	.532	.336
Total from investment operations	.043	.477	.141	.562	.380
Net asset value, end of period	$3.143	$3.100	$2.623	$2.482	$1.920
Total return (b)	1.40%	18.20%	5.68%	29.23%	24.90%
Net assets, end of period (in thousands)	$3,713	$2,522	$458	$308	$133
Ratios to average net assets:
Expenses (c)	.90%	.93%	.92%	.94%	.99%
Net investment income	1.55%	1.75%	2.44%	1.38%	2.85%
Portfolio turnover rate (excluding short-term securities)	39.8%	47.6%	57.7%	66.9%	67.1%
	Class 2 Shares
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$3.069	$2.603	$2.469	$1.915	$1.540
Income from investment operations:
Net investment income (a)	.038	.034	.023	.020	.039
Net gains (losses) on securities (both realized and unrealized)	(.003)	.432	.111	.534	.336
Total from investment operations	.035	.466	.134	.554	.375
Net asset value, end of period	$3.104	$3.069	$2.603	$2.469	$1.915
Total return (b)	1.15%	17.90%	5.42%	28.91%	24.59%
Net assets, end of period (in thousands)	$112,753	$108,327	$98,444	$101,801	$88,020
Ratios to average net assets:
Expenses (c)	1.15%	1.18%	1.16%	1.19%	1.25%
Net investment income	1.18%	1.16%	2.12%	.90%	2.67%
Portfolio turnover rate (excluding short-term securities)	39.8%	47.6%	57.7%	66.9%	67.1%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Notes to Financial Statements

December 31, 2013

(1)  Organization

Securian Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a no-load, diversified open-end management investment company, except that Advantus International Bond Fund operates as a non-diversified, open-end management investment company. The Trust was organized on July 8, 2011. On May 1, 2012, the Trust adopted and amended the registration statement of Advantus Series Fund, Inc. (the "Series Fund") as filed with the Securities and Exchange Commission, pursuant to an Agreement and Plan of Reorganization approved by both the Board of Directors of the Series Fund and the Board of Trustees of the Trust on July 28, 2011, and approved by a majority of the shareholders of each Portfolio of the Series Fund on October 21, 2011 (the "Reorganization"). Pursuant to the Agreement and Plan of Reorganization, each then existing Portfolio of the Series Fund was reorganized into a separate Fund of the Trust effective May 1, 2012. The successor Funds of the Trust have the same investment adviser, investment objectives, principal investment strategies and risks as the corresponding predecessor Portfolios of the Series Fund. Expenses of each Fund did not increase as a result of the Reorganization. The Trust is a series trust that includes several different Funds. The Funds in the Trust are as follows: Advantus Bond, Advantus Index 400 Mid-Cap, Advantus Index 500, Advantus International Bond, Advantus Managed Volatility, Advantus Money Market, Advantus Mortgage Securities and Advantus Real Estate Securities. The Trust's prospectus provides a detailed description of each Fund's investment objective, policies and strategies. The Funds issue two classes of shares: Class 1 and Class 2, except for the Advantus Money Market Fund and the Advantus Managed Volatility Fund which offer shares in only one class. Class 2 shares of the Money Market Fund and the Managed Volatility Fund are subject to a 12b-1 distribution fee. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that Class 1 shares are not subject to a 12b-1 distribution fee. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Trust intends that each Fund, other than Advantus Managed Volatility Fund, will qualify for federal income tax purposes as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"). It is expected that Advantus Managed Volatility Fund will be treated as a disregarded entity for federal income tax purposes. A Fund will be treated, for federal income tax purposes, as a partnership if it has more than one shareholder. If a Fund at any time has just one shareholder, as is the case for Advantus Managed Volatility Fund, it will be treated as a disregarded entity for federal income tax purposes. While the Trust anticipates that each Fund, other than Advantus Managed Volatility Fund, will always have two shareholders, Minnesota Life Insurance Company ("Minnesota Life") and Securian Life Insurance Company ("Securian Life"), a wholly owned subsidiary of Minnesota Life, such ownership could change and accordingly a Fund may at some time have only one shareholder and accordingly would be treated as a disregarded entity for federal income tax purposes.

The Trust expects that the federal income tax treatment of each Fund as a partnership or disregarded entity will not result in any material adverse federal income tax consequences to the Funds for tax periods after the consummation of the Reorganization, as compared to the federal income tax treatment of the portfolios as regulated investment companies under the Code prior to the Reorganization. In addition, a Fund's election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Trust will not be offered directly to the public, but sold only to Minnesota Life and Securian Life in connection with Minnesota Life and Securian Life variable contracts and policies, and to certain other separate accounts of life insurance affiliates of Minnesota Life and Securian Life, and may also be offered to certain qualified plans.

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services – Investment Companies." The significant accounting policies followed consistently by the Trust are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investments in Securities

Each Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Advantus Capital Management, Inc. ("Advantus Capital") Valuation Committee under the supervision of the Trust's Board of Directors and in accordance with Board-approved valuation policies and procedures.

A Fund's investments will also be valued at fair value by the Valuation Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Fund's share is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Short-term securities, with the exception of those held in the Advantus Money Market Fund, are valued at market. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Advantus Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. However, there is no assurance the Advantus Money Market Fund will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the first in, first out basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions,

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Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Advantus International Bond Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. Advantus International Bond Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by Advantus International Bond Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. Advantus International Bond Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to, or protect itself from market changes, the Funds (excluding the Advantus Money Market Fund) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds may also buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value as determined by each relevant clearing agency and is aggregated at a Futures Commission Merchant (FCM) which is registered with the Commodity Futures Trading Commission (CFTC) or the applicable regulator. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Fund recognizes a realized gain or loss when the contract is closed or expired. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund's assets in the segregated account. For a listing of open futures contracts see the Schedule of Investments for each Fund.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government-sponsored enterprise securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Fund may incur a loss upon disposition of the securities. Repurchase agreements are carried at amortized cost. At December 31, 2013, no Funds were invested in repurchase agreements.

Options Transactions

Each Fund (excluding the Advantus Money Market Fund) may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Federal Taxes

As a result of the Agreement and Plan of Reorganization, each Fund in the Trust is no longer recognized as a regulated investment company, for federal income tax purposes, but as a partnership as long as such Fund has more than one shareholder. A Fund with only a single shareholder, such as Advantus Managed Volatility Fund, will be taxed as a disregarded entity for federal income tax purposes. The Funds are not required to pay federal or Delaware income taxes on their net investment income and net capital gains, as each Fund is treated as either a partnership or a disregarded entity for federal income tax purposes. All interest, dividends, gains and losses of each Fund are deemed to have been "passed through" to the shareholders in proportion to its holdings of the Fund regardless of whether such interest, dividends or gains and losses have been distributed by the Fund.

The FASB, Accounting Standards Codification 740, Income Taxes (ASC 740), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Funds have evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Funds' financial statements as of the year ended December 31, 2013. The Funds' federal and state income returns for which the applicable statutes of limitations have not expired (2010, 2011, 2012, 2013) remain subject to examination by the Internal Revenue Service and states department of revenue.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences.

Distributions to Shareholders

Distributions to shareholders from net investment income for the Advantus Money Market Fund are declared daily and reinvested at month-end in additional shares of capital stock. As partnerships, the Funds are not required to distribute taxable income, and Funds other than Advantus Money Market Fund will not distribute taxable income.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities which have been purchased by a Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. For the year ended December 31, 2013, the Advantus Bond Fund and Advantus Mortgage Securities Fund had entered into outstanding, when-issued or forward commitments at fair value of $15,850,092 and $11,945,522, respectively. The Funds have segregated assets to cover such when-issued and forward commitments.

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Notes to Financial Statements – continued

(3)  Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2013 were as follows:

	Non-U.S. Government		U.S. Government*
	Purchases	Sales	Purchases	Sales
Advantus Bond Fund	$187,814,423	$187,420,984	$663,024,758	$646,621,918
Advantus Index 400 Mid-Cap Fund	18,968,588	29,672,186	–	–
Advantus Index 500 Fund	31,558,292	22,488,925	–	–
Advantus International Bond Fund	38,233,437	18,030,231	–	–
Advantus Managed Volatility Fund**	29,594,373	648,836	10,598,481	8,113,867
Advantus Mortgage Securities Fund	11,212,760	10,169,658	341,825,112	337,641,543
Advantus Real Estate Securities Fund	51,199,423	45,619,564	–	–

*  Includes U.S. government-sponsored enterprise securities

**  The Fund commenced operations on May 1, 2013.

(4)  Expenses and Related Party Transactions

The Funds have an investment advisory agreement with Advantus Capital, a wholly-owned subsidiary of Securian Financial Group, Inc. ("Securian Financial Group"). Under the advisory agreement, Advantus Capital manages the Fund's investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Fund of the Trust pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

Annual Fee on Net Assets
Advantus Bond Fund	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion
Advantus Index 400 Mid-Cap Fund	.15% of net assets to $1 billion; and .10% of net assets exceeding $1 billion
Advantus Index 500 Fund	.15% of net assets to $1 billion; and .10% of net assets exceeding $1 billion
Advantus International Bond Fund	.60% of net assets to $1 billion; and .55% of net assets exceeding $1 billion
Advantus Managed Volatility Fund	.65% of all assets
Advantus Money Market Fund	.30% of net assets to $1 billion; and .25% of net assets exceeding $1 billion
Advantus Mortgage Securities Fund	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion
Advantus Real Estate Securities Fund	.70% of net assets to $1 billion; and .65% of net assets exceeding $1 billion

Advantus Capital has a sub-advisory agreement with Franklin Advisers, Inc. (the "Sub-Advisor"), a registered investment Advisor for the Advantus International Bond Fund, under which Advantus Capital pays the Sub-Advisor an annual fee of .37% based on average daily net assets.

The Trust bears certain other operating expenses including independent trustees' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Trust's Chief Compliance Officer, and other miscellaneous expenses. Each Fund will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Fund will be allocated based upon the proportionate daily net assets of each Fund.

Administrative Services Fee

Prior to January 1, 2013 each Fund paid an administrative fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provided. Administrative service fees for accounting fees were allocated to the Funds as determined by the providers based on time and effort. Effective January 1, 2013, the Trust entered into an agreement with Securian Financial Group under which Securian Financial Group provides the same services as those previously provided by Minnesota Life, and under which each Fund reimburses Securian Financial Group quarterly for the actual costs incurred in performing such services, as determined in accordance with Securian Financial Group's customary cost accounting procedures consistently applied. Total

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Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

quarterly administrative fees by Fund range from $1,146 to $21,992. Legal services for each Fund range from $3,153 to $3,717, per quarter.

Accounting Services

The Trust has an agreement with State Street Bank and Trust Company ("State Street") in which State Street provides daily fund accounting and investment administration services. In 2013, these fees ranged from .02% to .05% of net assets depending on the size and makeup of the respective Fund. The fees are based upon a calculation of multiple factors including base fees, size of assets, out of pocket expenses and certain other fees.

Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and its Advantus Managed Volatility Fund and Advantus Money Market Fund ("Covered Funds"). Each Covered Fund pays distribution fees at the annual rate of .25% of the average daily net assets of the Covered Fund. These fees are paid out of the Covered Fund's assets, which reduces a Covered Fund's net assets as do other Covered Fund expenses. The fees are paid to Securian Financial Services, Inc. ("Securian Financial"), the Trust's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

Net Investment Income Maintenance Agreement for the Advantus Money Market Fund

Effective May 1, 2012, the Board of Trustees of the Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of Advantus Money Market Fund), Advantus Capital and Securian Financial. Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Advantus Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. For the year ended December 31, 2013, the advisory, 12b-1 distribution and other fee waivers totaled $284,144, $236,787 and $167,573 respectively. These amounts are reflected as fees waived in the accompanying Statement of Operations. As of December 31, 2013, Advantus Capital and Securian Financial have collectively waived a cumulative total of $2,815,279 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $1,993,314 was eligible for recovery by Advantus Capital and Securian Financial as of such date. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following May 1, 2015, provided such continuance is specifically approved by a majority of the Trust's independent Trustees.

Advantus Managed Volatility Fund Expense Waivers

Advantus Capital and the Trust, on behalf of the Advantus Managed Volatility Fund, have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2015. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of a contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. For the year ended December 31, 2013, the advisory waivers totaled $130,867. This amount is reflected as fees waived in the accompanying Statement of Operations. As of December 31, 2013, Advantus Capital has waived a cumulative total of $130,867 pursuant to the Agreement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

(5)  Illiquid Securities

Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for the Advantus Money Market Fund which limits its investment in illiquid securities to 5% of net assets. At December 31, 2013, the Advantus Bond Fund and Advantus Mortgage Securities Fund held illiquid securities of $11,690,669 and $2,326,006, respectively, which represent 3.2% and 2.4% of net assets, respectively. Pursuant to guidelines adopted by the Trust's Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

The following is a list of illiquid securities by fund, including acquisition date and cost, as of December 31, 2013:

	Acquisition Date	Cost
Advantus Bond Fund
BHN I Mortgage Fund	Various	$69,485
Countryplace Manufactured Housing Contract Trust	06/29/2005	1,754,865
FAN Engine Securitization, Ltd.	10/18/2013	836,111
Hometown Commercial Mortgage	Various	1,838,384
JPMorgan Chase Commercial Mortgage Securities Corp.	03/22/2010	1,045,391
Mid-America Apartments L.P.	12/10/2013	1,876,961
Multi Security Asset Trust	02/24/2005	1,523,681
Prudential Holdings, LLC	09/26/2013	960,285
Symetra Financial Corp.	Various	2,246,039
		$12,151,202
	Acquisition Date	Cost
Advantus Mortgage Securities Fund
BHN I Mortgage Fund	Various	$62,475
Countryplace Manufactured Housing Contract Trust	06/29/2005	450,964
FAN Engine Securitization, Ltd.	10/18/2013	223,611
Government National Mortgage Association (GNMA)	06/17/2003	533,624
Hometown Commercial Mortgage	11/28/2006	424,924
JPMorgan Chase Commercial Mortgage Securities Corp.	03/22/2010	332,643
Multi Security Asset Trust	02/24/2005	978,001
		$3,006,242

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Notes to Financial Statements – continued

(6)  Fair Value Measurement

The Trust has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs. The hierarchy also establishes a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumption that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs include information market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the Trust's estimates about the assumptions market participants would use in valuing the financial asset and liability based on the best information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of an investment or are based on independent non-binding broker quotes. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, and written options.

The following is a summary of the levels used for the year ended December 31, 2013 in valuing the Fund's assets and liabilities (please see the Schedule of Investments for each Fund for a listing of all securities within each category):

	Fair Value Measurement at December 31, 2013 using
Fund	Level 1	Level 2	Level 3	Total
Advantus Bond Fund
Assets
Government Obligations	$–	$175,078,481	$–	$175,078,481
Asset-Backed Securities	–	17,097,459	–	17,097,459
Other Mortgage-Backed Securities	–	24,633,096	3,091,136	27,724,232
Corporate Obligations	–	120,883,795	14,929,225	135,813,020
Investment Companies	18,408,890	–	–	18,408,890
Total Investments	18,408,890	337,692,831	18,020,361	374,122,082
Other Financial Instruments* Futures Contracts	452,516	–	–	452,516
Liabilities
Other Financial Instruments* Futures Contracts	(4,082)	–	–	(4,082)
Advantus Index 400 Mid-Cap Fund
Assets
Common Stocks	221,713,423	–	–	221,713,423
Investment Companies	7,111,725	–	–	7,111,725
Total Investments	228,825,148	–	–	228,825,148
Other Financial Instruments* Futures Contracts	146,611	–	–	146,611
Advantus Index 500 Fund
Assets
Common Stocks	562,390,422	–	–	562,390,422
Investment Companies	14,393,293	–	–	14,393,293
Total Investments	576,783,715	–	–	576,783,715
Other Financial Instruments* Futures Contracts	425,739	–	–	425,739

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Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2013 using
Fund	Level 1	Level 2	Level 3	Total
Advantus International Bond Fund
Assets
Long-Term Debt Securities	$–	$98,988,389	$–	$98,988,389
Short-Term Debt Securities	–	14,929,664	–	14,929,664
Investment Companies	12,140,075	–	–	12,140,075
Total Investments	12,140,075	113,918,053	–	126,058,128
Other Financial Instruments* Forward Foreign Currency Contracts	–	2,560,757	–	2,560,757
Liabilities
Other Financial Instruments* Forward Foreign Currency Contracts	–	(2,661,478)	–	(2,661,478)
Advantus Managed Volatility Fund
Assets
Government Obligations	–	2,437,124	–	2,437,124
Corporate Obligations	–	15,923,340	254,375	16,177,715
Investment Companies	33,464,750	–	–	33,464,750
Total Investments	33,464,750	18,360,464	254,375	52,079,589
Other Financial Instruments* Futures Contracts	1,079,834	–	–	1,079,834
Advantus Money Market Fund
Assets
Commercial Paper	–	13,999,440	–	13,999,440
Certificates of Deposit	–	7,000,210	–	7,000,210
Corporate Bonds & Notes	–	21,896,676	–	21,896,676
U.S. Government Obligations	–	33,698,917	–	33,698,917
Other Short-Term Investments	–	7,003,002	–	7,003,002
Investment Companies	6,167,057	–	–	6,167,057
Total Investments	6,167,057	83,598,245	–	89,765,302
Advantus Mortgage Securities Fund
Assets
Government Obligations	–	85,236,437	–	85,236,437
Asset-Backed Securities	–	4,389,164	–	4,389,164
Other Mortgage-Backed Securities	–	2,906,772	1,256,032	4,162,804
Corporate Obligations	–	587,708	–	587,708
Investment Companies	14,073,334	–	–	14,073,334
Total Investments	14,073,334	93,120,081	1,256,032	108,449,447
Liabilities
Other Financial Instruments* Futures Contracts	(60,804)	–	–	(60,804)
Advantus Real Estate Securities Fund
Assets
Common Stocks	112,301,501	–	–	112,301,501
Preferred Stocks	326,572	–	–	326,572
Investment Companies	4,711,813	–	–	4,711,813
Total Investments	117,339,886	–	–	117,339,886
Liabilities
Other Financial Instruments* Written Options	(6,625)	–	–	(6,625)

*  Investments in Other Financial Instruments are derivative instruments reflected in the notes to the Schedule of Investments in Securities. All derivatives currently held, except written options, are reflected at the gross unrealized appreciation (depreciation) on the instruments.

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

Level 2 Measurements:

Government obligations comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread of the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans, etc.

Corporate obligations comprised of U.S. corporate and foreign corporate fixed maturity securities – These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as a benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer.

Long-term and short-term debt securities comprised of foreign government and state and political subdivision fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Level 3 Measurements:

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data. Below investment grade securities and ABS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2.

Corporate obligations comprised of U.S. corporate and foreign corporate securities – These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

For the period ended December 31, 2013, it has been determined that no significant transfers between level 1 and level 2 occurred.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The Fund's policy is to recognize transfers between the levels as of the end of the year. The following table presents the fiscal year-to-date activity of Level 3 securities held at the beginning and the end of the period.

Fund	Beginning Balance December 31, 2012 (2)	Purchases	Sales	Accrued discounts (premiums)	Total realized and unrealized gains (losses)	Transfers in to Level 3 (1)	Transfers out of Level 3 (1)	Ending Balance December 31, 2013	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013
Advantus Bond Fund
Other Mortgage Backed	$1,866,301	$1,810,457	$1,105,809	$505	$519,682	$–	$–	$3,091,136	$411,268
Corporate Obligation	9,041,284	12,245,525	6,245,390	(26,823)	(85,371)	–	–	14,929,225	(16,932)
Total	10,907,585	14,055,982	7,351,199	(26,318)	434,311	–	–	18,020,361	394,336
Advantus Managed Volatility Fund
Corporate Obligation	–	250,000	–	–	4,375	–	–	254,375	4,375
Total	–	250,000	–	–	4,375	–	–	254,375	4,375
Advantus Mortgage Securities Fund
Other Mortgage Backed	659,175	598,498	297,563	296	295,626	–	–	1,256,032	297,323
Total	659,175	598,498	297,563	296	295,626	–	–	1,256,032	297,323

(1)  Transfers in to/out of Level 3 are generally due to the availability of quoted market prices or changes in the Trust's conclusion that pricing information received from a third party pricing service is not reflective of market activity.

(2)  The Advantus Managed Volatility Fund commenced operations on May 1, 2013.

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

Quantitative Information Regarding Level 3 Assets

The following table provides a summary of the significant unobservable inputs used in the fair value measurements of Level 3 assets at December 31, 2013:

Level 3 instrument	Fair value	Valuation technique	Unobservable input	Range (Weighted average)
Advantus Bond Fund
Other Mortgage-Backed –			Implied spread to	45	bps – 3385 bps
Non-Investment Grade	$3,091,136	Discounted cash flow	U.S. Treasuries (1)	(923	bps)
			Implied spread to	58	bps – 367 bps
Corporate Obligations	14,929,225	Discounted cash flow	U.S. Treasuries (1)	(211	bps)
Advantus Managed Volatility Fund
			Implied spread to
Corporate Obligations	254,375	Discounted cash flow	U.S. Treasuries (1)	103	bps
Advantus Mortgage Securities Fund
Other Mortgage-Backed –			Implied spread to	45	bps – 509 bps
Non-Investment Grade	1,256,032	Discounted cash flow	U.S. Treasuries (1)	(387	bps)

(1)  The valuation is based generally on non-binding broker quotes where quantitative inputs are not observable. Unobservable inputs primarily relate to an implied discounted cash flow modeling spread applied to U.S. Treasuries representing an estimated market participant composite adjustment attributable to liquidity premiums, expected durations, structures and credit quality. For any increase (decrease) in the implied spread to U.S. Treasuries, the fair value of the assets will decrease (increase).

(7)  Derivative Instruments Reporting

The Trust provides, when applicable, disclosures of the location, by line item, of fair value amounts in the statement of financial position and the location, by line item, of amounts of gains and losses reported in the statement of financial performance. Generally the derivative instruments outstanding as of period end are disclosed in the Notes to Schedule of Investments. The volume of derivative activity is indicative for all funds with the exception of futures contracts in the Managed Volatility Fund. The volume of futures contracts for the Managed Volatility Fund ranged from $0 to $29,337,000 base notional value averaging $14,517,000.

Equity derivatives were purchased or sold to manage the Advantus Index 500, Advantus Index 400 Mid-Cap and Advantus Managed Volatility Funds' shareholder liquidity and to attempt to replicate intended stock investments to maintain fully invested Funds.

The Advantus Real Estate Securities Fund includes as a non-principal investment strategy the writing (selling) of covered call options. Generally, the strategy will write call options near a price target for the stock. The goal of the covered call strategy is to enhance income of the Fund through the receipt of premium income from the sale of the call, and to decrease volatility of the overall Fund.

Interest rate derivatives are used both to manage the average duration of a Fund's fixed income portfolio, as well as to hedge against the effects of interest rate changes on a portfolio's current or intended investments.

Foreign exchange derivatives were used to attempt to hedge against the effects of exchange rate changes within the Advantus International Bond Fund's current or intended investments in foreign securities, as well as, to more efficiently obtain exposure to foreign currencies or to take advantage of cross currency markets in order to benefit from valuation differentials and shifts in pricing within the currency markets.

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

The tables below detail the risk exposure of each of the Funds from derivative instruments:

				Risk Exposure
Fund	Instrument Type	Total Value at December 31, 2013	Statement of Assets and Liabilities Location	Equity	Interest Rate	Foreign Exchange
Advantus Bond Fund	Futures	$448,434	Variation margin receivable/payable*	$–	$448,434	$–
Advantus Index 400 Mid-Cap Fund	Futures	146,611	Variation margin receivable/payable*	146,611	–	–
Advantus Index 500 Fund	Futures	425,739	Variation margin receivable/payable*	425,739	–	–
Advantus International Bond Fund	Foreign Currency Forwards	2,560,757	Unrealized appreciation on forward foreign currency contracts	–	–	2,560,757
	Foreign Currency Forwards	(2,661,478)	Unrealized depreciation on forward foreign currency contracts	–	–	(2,661,478)
Advantus Managed Volatility Fund	Futures	1,079,834	Variation margin receivable/payable*	1,064,514	15,320	–
Advantus Mortgage Securities Fund	Futures	(60,804)	Variation margin receivable/payable*	–	(60,804)	–
Advantus Real Estate Securities Fund	Options	(6,625)	Call options written at value	(6,625)	–	–

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to the Schedules of Investments in Securities. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

				Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Instrument Type	Total Value at December 31, 2013	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
Advantus Bond Fund	Futures	$574,611	Net realized gains (losses) from futures transactions	$–	$574,611	$–
Advantus Index 400 Mid-Cap Fund	Futures	1,183,147	Net realized gains (losses) from futures transactions	1,183,147	–	–
Advantus Index 500 Fund	Futures	2,910,587	Net realized gains (losses) from futures transactions	2,910,587	–	–
Advantus International Bond Fund	Foreign Currency Forwards	3,627,897	Net realized gains (losses) from foreign currency transactions	–	–	3,627,897
Advantus Managed Volatility Fund	Futures	533,903	Net realized gains (losses) from futures transactions	535,720	(1,817)	–
Advantus Mortgage Securities Fund	Futures	48,601	Net realized gains (losses) from futures transactions	–	48,601	–
Advantus Real Estate Securities Fund	Options	41,824	Net realized gains (losses) from options transactions	41,824	–	–

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

				Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Instrument Type	Total Value at December 31, 2013	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
Advantus Bond Fund	Futures	$389,046	Net change in unrealized appreciation or depreciation on futures transactions	$–	$389,046	$–
Advantus Index 400 Mid-Cap Fund	Futures	85,797	Net change in unrealized appreciation or depreciation on futures transactions	85,797	–	–
Advantus Index 500 Fund	Futures	495,909	Net change in unrealized appreciation or depreciation on futures transactions	495,909	–	–
Advantus International Bond Fund	Foreign Currency Forwards	(2,586,804)	Net change in unrealized appreciation or depreciation on foreign currency transactions	–	–	(2,586,804)
Advantus Managed Volatility Fund	Futures	1,079,834	Net change in unrealized appreciation or depreciation on futures transactions	1,064,514	15,320	–
Advantus Mortgage Securities Fund	Futures	(68,496)	Net change in unrealized appreciation or depreciation on futures transactions	–	(68,496)	–
Advantus Real Estate Securities Fund	Options	(21,626)	Net change in unrealized appreciation or depreciation on written options	(21,626)	–	–

Option Contracts Written

Contracts and premium amounts associated with options contracts written by the Advantus Real Estate Securities Fund during the period ended December 31, 2013 are as follows:

	Options Outstanding at December 31, 2012	Written	Closed	Exercised	Expired	Options Outstanding at December 31, 2013
Advantus Real Estate Securities Fund
Premium Amount	$23,525	$21,980	$–	$12,506	$29,318	$3,681
Number of Contracts	489	357	–	212	581	53

The Funds may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Funds manage credit risk related to derivatives by entering into transactions with highly rated counterparties. Generally, the current credit exposure of the derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting arrangements and any collateral received pursuant to credit support

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

annexes. Because exchange traded derivatives are purchased through regulated exchanges and positions are settled regularly, the Funds have minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

(8)  Affiliated Ownership

The Advantus Managed Volatility Fund invests in underlying securities and other investment companies, of which certain underlying funds (the "affiliated underlying funds") may be deemed to be under common control with the Advantus Managed Volatility Fund because they share the same investment adviser, Advantus Capital, and because they are overseen by the same Board of Trustees. The Advantus Managed Volatility Fund will achieve its equity exposure by investing primarily in Class 1 Shares of the Advantus Index 500 Fund, an affiliated fund in the Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Index. A summary of all transactions with the affiliated Advantus Index 500 Fund as of December 31, 2013 is as follows:

Fund/Underlying Fund	Balance of Shares Held at May 1, 2013^	Gross Additions	Gross Sales	Balance of Shares Held at December 31, 2013	Value at December 31, 2013	Realized Gain (Loss)	Distributions Received
Advantus Managed Volatility Fund
Advantus Index 500 Fund	–	2,081,359	–	2,081,359	$14,199,025	$–	$–

^  The Advantus Managed Volatility Fund commenced operations on May 1, 2013.

(9) Subsequent Events

Management has evaluated subsequent events for the Trust through the date the financial statements are issued, and has concluded there are no events that require financial statement disclosure and/or adjustments to the financial statements.

Securian Funds Trust
Other Information
(unaudited)

Fund Expenses Paid by Shareholders

Shareholders of the Trust incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Trust does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Funds) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 01, 2013 through December 31, 2013. Expenses paid during the period in the tables below are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 365 to reflect the one-half year period.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Advantus Bond Fund	$1,000	$1,011.00	0.51%	$2.59	$1,009.70	0.76%	$3.85
Advantus Index 400 Mid-Cap Fund	1,000	1,163.13	0.27%	1.47	1,161.70	0.52%	2.83
Advantus Index 500 Fund	1,000	1,161.53	0.22%	1.20	1,160.07	0.47%	2.56
Advantus International Bond Fund	1,000	1,027.32	0.84%	4.29	1,026.04	1.09%	5.57
Advantus Managed Volatility Fund	1,000	1,101.55	0.80%	4.24	NA	NA	NA
Advantus Money Market Fund	1,000	1,000.00	0.13%	0.66	NA	NA	NA
Advantus Mortgage Securities Fund	1,000	1,000.48	0.68%	3.43	999.23	0.93%	4.69
Advantus Real Estate Securities Fund	1,000	971.36	0.90%	4.47	970.16	1.14%	5.66

Securian Funds Trust
Other Information – continued
(unaudited)

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds' and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Advantus Bond Fund	$1,000	$1,022.63	0.51%	$2.60	$1,021.37	0.76%	$3.87
Advantus Index 400 Mid-Cap Fund	1,000	1,023.84	0.27%	1.38	1,022.58	0.52%	2.65
Advantus Index 500 Fund	1,000	1,024.10	0.22%	1.12	1,022.84	0.47%	2.40
Advantus International Bond Fund	1,000	1,020.97	0.84%	4.28	1,019.71	1.09%	5.55
Advantus Managed Volatility Fund	1,000	1,021.17	0.80%	4.08	NA	NA	NA
Advantus Money Market Fund	1,000	1,024.55	0.13%	0.66	NA	NA	NA
Advantus Mortgage Securities Fund	1,000	1,021.78	0.68%	3.47	1,020.52	0.93%	4.74
Advantus Real Estate Securities Fund	1,000	1,020.67	0.90%	4.58	1,019.46	1.14%	5.80

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Advantus Capital uses to vote proxies related to each Fund's portfolio securities is set forth in the Trust's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's website at www.sec.gov. The Trust will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Proxy Voting Record

The Trust's proxy voting record for the 12 month period ended December 31 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Trust will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Securian Funds Trust
Other Information – continued
(unaudited)

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Securian Funds Trust
Trustees and Executive Officers
(unaudited)

Under Delaware law, the Board of Trustees of the Trust has overall responsibility for managing the Trust in good faith and in a manner reasonably believed to be in the best interests of the Trust. The Trustees meet periodically throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review the performance of the Trust and its Funds. One of the four current Trustees is considered an "interested person" (as defined in the Investment Company Act of 1940) of the Trust. The other three Trustees, because they are not interested persons of the Trust, are considered independent ("Independent Trustees") and are not employees or officers of, and have no financial interest in, the Trust's investment adviser, Advantus Capital Management, Inc. or its affiliated companies, including Minnesota Life Insurance Company. 75% of the Board of Trustees is required to be comprised of Independent Trustees.

Only executive officers and other officers who perform policy-making functions with the Trust are listed. None of the Trustees is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Trust. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
Julie K. Getchell 1954	Trustee since October 21, 2011

Retired; Senior Financial Consultant to Cargill's Controller's Group, Animal Nutrition Business and Tartan Program from April 2009 to July 2012; Chief Financial Officer/Senior Managing Director, La Crosse Global Fund Services from May 2005 to April 2009; Consultant, Black River Asset Management from October 2004 to May 2005; Chief Financial Officer, Prestige Resorts & Destinations LTD. from 2001 to 2003; Chief Operating Officer, Insight Investment Management, Inc. from 1996 to 2000; Chief Financial Officer, Insight Investment Management, Inc. from 1991 to 1996; Chartered Financial Analyst

Linda L. Henderson 1949	Trustee since January 25, 2007

Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees — continued
William C. Melton 1947	Trustee since April 25, 2002

Founder and President of Melton Research Inc. since 1997; member of the Advisory Board of Macroeconomic Advisors LLC since 1998; member, State of Minnesota Council of Economic Advisors from 1988 to 1994 and again from 2010 to the present; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Interested Trustee
Gregory S. Strong 1944	Trustee since October 21, 2011

Retired; President, Advantus Series Fund, Inc. from April 2007 to July 2011; retired since December 2008, previously Senior Vice President, Chief Actuary and Treasurer, Minnesota Life Insurance Company; Treasurer, Minnesota Mutual Companies, Inc., Senior Vice President and Treasurer, Securian Financial Group, Inc.; Treasurer, Securian Holding Company

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Other Executive Officers(2)
David M. Kuplic 1957	President since July 28, 2011

Senior Vice President, Minnesota Life Insurance Company since June 2007; Executive Vice President and Director, Advantus Capital Management, Inc. since July 2007; Senior Vice President and Director, Advantus Capital Management, Inc., February 2006 to July 2007; President and Director, MCM Funding 1997-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1997-1, Inc., June 2004 to July 2007; President and Director, MCM Funding 1998-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1998-1, Inc., June 2004 to July 2007; Senior Vice President, Securian Financial Group, Inc. since June 2007; President and Director, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2007; Senior Vice President, Securian Life Insurance Company since June 2007; President and Director, Marketview Properties, LLC (entity holding real estate assets) since January 2010; President and Director, Marketview Properties II, LLC (entity holding real estate assets) since March 2010; President, Marketview Properties IV, LLC

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Other Executive Officers(2) — continued
Gary M. Kleist 1959	Vice President and Treasurer since July 24, 2003

Financial Vice President, Chief of Operations and Director, Advantus Capital Management, Inc. since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2003; Financial Vice President, MCM Funding 1997-1, Inc. since October 1998 and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since August 1998; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007; Financial Vice President, Marketview Properties, LLC since January 2010 and Marketview Properties II, LLC (entities holding certain real estate assets) since March 2010; Financial Vice President, Marketview Properties IV, LLC

Bruce P. Shay 1961	Vice President since July 28, 2011

Executive Vice President, Minnesota Life Insurance Company since March 2010; Executive Vice President, Securian Financial Group, Inc. since March 2010; Executive Vice President and Director, Securian Life Insurance Company since June 2010; Senior Vice President, Minnesota Life Insurance Company, February 2004 to February 2010; Senior Vice President, Securian Life Insurance Company, February 2007 to June 2010

Michael J. Radmer Dorsey & Whitney LLP 50 South Sixth Street Minneapolis, Minnesota 55402 1945	Secretary since April 16, 1998	Partner with the law firm of Dorsey & Whitney LLP

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

(1)  Unless otherwise noted, the address of each Trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  Although not a 'corporate' officer of the Trust, Vicki L. Bailey, born in 1955, has served as the Trust's Chief Compliance Officer since July 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc.; Vice President, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC; Vice President and Secretary, Marketview Properties, LLC and Marketview Properties II, LLC (entities holding certain real estate assets); Vice President and Secretary, Marketview Properties IV, LLC.

This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Securian Funds Trust ("Trust") if preceded or accompanied by (a) the current prospectus for the Trust and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

F38897 Rev 2-2014

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

©2013 Securian Funds Trust All rights reserved.

F38897 Rev 2-2014

Call 1-800-995-3850 to receive your financial documents electronically. It's fast and convenient.

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1).  During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Trust has determined that Julie K. Getchell, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Getchell as the Audit Committee’s financial expert.  Ms. Getchell is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2013	2012
$204,491	$174,972

(b)                                 Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2013	2012
-0-	-0-

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)                                  Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2013	2012
$19,000	$31,170

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)                                 All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4 were as follows:

2013	2012
-0-	-0-

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)                   Registrant’s audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

SECURIAN FUNDS TRUST

AUDIT COMMITTEE POLICY regarding pre-approval of services provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Securian Funds Trust (the “Trust”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Trust and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Trust’s independent audit firm directly for the Trust. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Trust’s Treasurer and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Trust merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance; and,

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews, if applicable

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Trust merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Advantus Capital Management Inc. (“Advantus”) and any other entity under common control with Advantus that provides ongoing services to the Trust. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Trust.

Although the Committee is not required to pre-approve all services provided to Advantus and affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to Advantus and its affiliates.

Securian Funds Trust

Pre-approval of services

Is the service performed directly for the Trust?
no
yes
Is service related to affiliate under common control – providing on-going service to the Trust?
no
No Audit Committee Pre-approval required
no
yes
Does service relate directly to the operations and financial reporting of the Trust?
yes
Pre-approval of service on a case-by-case basis.
Is service Audit, Audit-Related, Tax Services or Other Non-Audit Services?
yes
Is service Audit Services?
Is service Audit-related or Tax Services?
Is service other Non-Audit Services?
yes
Pre-approval annually by Audit Committee
yes
Is service fee estimate ≥$20,000 (on an individual project basis)? (1)
yes
Is Service allowable under applicable SEC rules (not prohibited)?
no
Service not allowed
yes
Pre-approval of service by Committee on a case-by-case basis no
yes
Pre-approval of service by Committee on a case-by-case basis
Pre-approval of service by Committee Chair on a case-by-case basis

(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost ≥$20,000.

For projects with fee estimates <$20,000, Audit Committee Chair pre-approval required.

For projects ≥$20,000, Audit Committee pre-approval required.

(e)(2)                   None of the services provided to the registrant described in paragraphs (b) — (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   No disclosures are required by this Item 4(f).

(g)                                  The aggregate non-audit fees billed for each of the last two fiscal years by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2013	2012
-0-	$15,500

(h)                                 The registrant’s audit committee has considered that the provision of the non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.  Schedule I — Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a governance committee of its board of trustees, the members of which are all trustees who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent trustees”).  The governance committee, which operates in accordance with a separate governance committee charter approved by the board of trustees, selects and recommends to the board of trustees individuals for nomination as independent trustees.  The names of potential independent trustee candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant’s investment adviser.  Each candidate is evaluated by the governance committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent trustee, as well as his or her compatibility with respect to business philosophy and style.  The members of the goverance committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the governance committee determines which of the viable candidates should be presented to the board of trustees for selection to become a member of the board of trustees.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the governance committee does not at present consider nominees recommended by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)                                 Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  File the exhibits listed below as part of this Form.  Letter or number the exhibits in the sequence indicated.

(1)                         Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)                         A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(3)                         Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

Not applicable.

(b)  If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Securian Funds Trust

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President

Date:  March 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President (Principal Executive Officer)

By (Signature and Title)	/s/ Gary M. Kleist
Gary M. Kleist, Treasurer (Principal Financial Officer)

Date:  March 3, 2014